Prospectus Supplement
(To Prospectus dated June 29, 2018)

Calamos Global Total Return Fund
Up to 2,685,638 Common Shares

Calamos Global Total Return Fund (the “Fund,” “we,” “us,” or “our”) has entered into a sales agreement, dated June 29, 2018 (the “sales agreement”) with JonesTrading Institutional Services LLC (“JonesTrading”) relating to the Fund’s common shares of beneficial interest (“common shares”) offered by this prospectus supplement and the accompanying prospectus. In accordance with the terms of the sales agreement, we may offer and sell up to 2,685,638 of our common shares, no par value per share, from time to time through JonesTrading as our agent for the offer and sale of the common shares. As of April 30, 2018, the Fund had offered and sold 314,362 common shares pursuant to a prior agreement with JonesTrading. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may not sell any common shares at a price below the current net asset value of such common shares, exclusive of any distributing commission or discount. The Fund is a diversified, closed-end management investment company that commenced investment operations in October 2005. Our investment objective is to provide total return through a combination of capital appreciation and current income.

Our common shares are listed on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “CGO.” As of April 30, 2018, the last reported sale price for our common shares was $13.83 per share. As of April 30, 2018, the last reported net asset value for our common shares was $13.05.

Sales of our common shares, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the NASDAQ or sales made to or through a market maker other than on an exchange.

JonesTrading will be entitled to compensation of 100 to 250 basis points of the gross sales price per share for any common shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and JonesTrading from time to time. In connection with the sale of the common shares on our behalf, JonesTrading may be deemed to be an “underwriter” within the meaning of the 1933 Act and the compensation of JonesTrading may be deemed to be underwriting commissions or discounts.

Investing in our securities involves certain risks, including the Fund’s use of leverage. You could lose some or all of your investment. See “Risk Factors” beginning on page 41 of the accompanying prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus supplement and the accompanying prospectus before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus Supplement dated June 29, 2018

This prospectus supplement, together with the accompanying prospectus, sets forth concisely the information that you should know before investing. You should read the accompanying prospectus and prospectus supplement, which contain important information, before deciding whether to invest in our securities. You should retain the accompanying prospectus and prospectus supplement for future reference. A statement of additional information, dated June 29, 2018, as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission (“Commission”) and is incorporated by reference in its entirety into this prospectus supplement and the accompanying prospectus. This prospectus supplement, the accompanying prospectus and the statement of additional information are part of a “shelf” registration statement that we filed with the Commission. This prospectus supplement describes the specific details regarding this offering, including the method of distribution. If information in this prospectus supplement is inconsistent with the accompanying prospectus or the statement of additional information, you should rely on this prospectus supplement. You may request a free copy of the statement of additional information, the table of contents of which is on page 82 of the accompanying prospectus, request a free copy of our annual and semi-annual reports, request other information or make shareholder inquiries, by calling toll-free 1-800-582-6959 or by writing to the Fund at 2020 Calamos Court, Naperville, Illinois 60563. The Fund’s annual and semi-annual reports also are available on our website, free of charge, at www.calamos.com, which also provides a link to the Commission’s website, as described below, where the Fund’s statement of additional information can be obtained. Information included on our website does not form part of this prospectus supplement or the accompanying prospectus. You can review and copy documents we have filed at the Commission’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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TABLE OF CONTENTS

Prospectus Supplement

Page
Prospectus Supplement Summary	SUP-1
Capitalization	SUP-2
Summary of Fund Expenses	SUP-3
Market and Net Asset Value Information	SUP-5
Use of Proceeds	SUP-7
Plan of Distribution	SUP-7
Legal Matters	SUP-8
Available Information	SUP-8

Prospectus

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus in making your investment decisions. We have not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus supplement and in the accompanying prospectus is accurate only as of the dates on their covers. Our business, financial condition and prospects may have changed since such dates. We will advise investors of any material changes to the extent required by applicable law.

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 CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the Commission. Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of the accompanying prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of the accompanying prospectus. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement.

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 PROSPECTUS SUPPLEMENT SUMMARY

The following summary contains basic information about us and our securities. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained in this prospectus supplement and in the accompanying prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page 41 of the accompanying prospectus.

The Fund

The Fund is a diversified, closed-end management investment company with $166 million of total managed assets as of April 30, 2018. We commenced operations in October 2005 following our initial public offering. Our investment objective is to provide total return through a combination of capital appreciation and current income.

Investment Adviser

Calamos Advisors LLC (the “Adviser” or “Calamos”) serves as our investment adviser. Calamos is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objective and policies. Calamos makes all investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio securities. As of April 30, 2018, Calamos managed approximately $21.8 billion in assets of individuals and institutions. Calamos is a wholly-owned subsidiary of Calamos Investments LLC and an indirect subsidiary of Calamos Asset Management, Inc.

The Fund pays Calamos an annual fee, payable monthly, for its investment management services equal to 1.00% of the Fund’s average weekly managed assets. “Managed assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage). See “Management of the Fund” on page 51 of the accompanying prospectus.

The principal business address of the Adviser is 2020 Calamos Court, Naperville, Illinois 60563.

The Offering

The Fund and Calamos entered into the Sales Agreement with JonesTrading Institutional Services LLC (“JonesTrading”) relating to the common shares offered by this prospectus supplement and the accompanying prospectus. In accordance with the terms of the Sales Agreement, we may offer and sell up to 2,685,638 of our common shares, no par value per share, from time to time through JonesTrading as our agent for the offer and sale of the common shares. As of April 30, 2018, the Fund had offered and sold 314,362 common shares pursuant to a prior sales agreement with JonesTrading, resulting in proceeds (net of all fees, expenses and commissions) of $4,622,875. The prior sales agreement with JonesTrading has been terminated.

Our common shares are listed on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “CGO.” As of April 30, 2018, the last reported sale price for our common shares was $13.83.

Sales of our common shares, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NASDAQ or sales made to or through a market maker other than on an exchange. See “Plan of Distribution” in this prospectus supplement. Our common shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a prospectus and a prospectus supplement describing the method and terms of the offering of our securities. Under the 1940 Act, the Fund may not sell any common shares at a price below the current net asset value of such common shares, exclusive of any distributing commission or discount.

Use of Proceeds

Unless otherwise specified in this prospectus supplement, we currently intend to use the net proceeds from the sale of our common shares in this offering primarily to invest in accordance with our investment objective and policies (as described under “Investment Objective and Principal Investment Strategies,” beginning on page 24 of the accompanying prospectus) within approximately three months of receipt of such proceeds. We may also use proceeds from the sale of our securities (i) to retire all or a portion of any short-term debt we incur in pursuit of our investment objective and policies, (ii) to redeem any outstanding senior securities, and (iii) for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for these purposes.

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CAPITALIZATION

Pursuant to the Sales Agreement with JonesTrading, we may offer and sell up to 2,685,638 of our common shares, no par value per share, from time to time through JonesTrading as our agent for the offer and sale of the common shares under this prospectus supplement and the accompanying prospectus. There is no guaranty that there will be any sales of our common shares pursuant to this prospectus supplement and the accompanying prospectus. The table below shows our historical capitalization as of April 30, 2018 and the estimated capitalization of the Fund assuming the sale of all 2,685,638 common shares that are subject to the sales agreement on a pro forma, as adjusted basis as of April 30, 2018. Actual sales, if any, of our common shares, and the actual application of the proceeds thereof, under this prospectus supplement and the accompanying prospectus may be different than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $13.83 depending on the market price of our common shares at the time of any such sale. To the extent that the market price per share of our common shares on any given day is less than the net asset value per share on such day, we will instruct JonesTrading not to make any sales on such day.

The following table sets forth our capitalization:

•on a historical basis as of April 30, 2018; and

•on a pro forma as adjusted basis to reflect (1) the assumed sale of 2,685,638 of our common shares at $13.83 per share (the last reported sale price of our common shares on NASDAQ on April 30, 2018) in an offering under this prospectus supplement and the accompanying prospectus, and (2) the investment of net proceeds assumed from such offering in accordance with our investment objective and policies, after deducting the assumed aggregate commission of $928,559 (representing an estimated commission paid to JonesTrading of 2.50% of the gross sales price per share in connection with the sale of common shares effected by JonesTrading in each offering).

	Actual	As Adjusted
Loans(1)	25,000,000	25,000,000
Preferred shares	12,000,000	12,000,000
Common shares, no par value per share, unlimited shares authorized, 8,489,501 shares outstanding (actual) and 11,175,139 shares outstanding (as adjusted) shares	112,401,698	148,615,512
Undistributed net investment income (loss)	(478,526)	(478,526)
Accumulated net realized gain (loss) on investments, foreign currency transaction, written options and interest rate swaps	2,433,762	2,433,762
Net unrealized appreciation (depreciation) on investments, foreign currency transaction, written options and interest rate swaps	(3,585,996)	(3,585,996)
Net assets applicable to common shareholders	110,770,938	146,984,752
Total Capitalization	147,770,938	183,984,752

(1)Figures do not reflect additional structural leverage related to certain securities lending programs, which were $18 million as of April 30, 2018.

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SUMMARY OF FUND EXPENSES

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds and preferred stock dividend payments, as a percentage of our average net assets as of April 30, 2018, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of April 30, 2018. As of April 30, 2018, the Fund had $25 million in borrowings outstanding, $12 million in outstanding preferred shares and additional structural leverage of $18 million, collectively representing 25.9% of managed assets.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	2.50(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—%
Dividend Reinvestment Plan Fees (per sales transaction fee)(2)	$15.00

Annual Expenses	Percentage of Average Net Assets Attributable to Common Shareholders
Management Fee(3)	1.46%
Interest Payments on Borrowed Funds(4)	0.67%
Preferred Stock Dividend Payments(5)	0.44%
Other Expenses(6)	0.22%
Acquired Fees and Expenses	0.01%
Total Annual Expenses	2.80%

Example:

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares (including an assumed total sales load or commission of 2.50%), assuming (1) total annual expenses of 2.80% of net assets attributable to common shareholders; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Shareholders(7)	$53	$110	$169	$330

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)Represents the estimated commission with respect to our common shares being sold in this offering, which we will pay to JonesTrading in connection with sales of common shares effected by JonesTrading in this offering. While JonesTrading is entitled to a commission of 1.0% to 2.5% of the gross sales price for common shares sold, with the exact amount to be agreed upon by the parties, we have assumed, for purposes of this offering, that JonesTrading will receive a commission of 2.50% of such gross sales price. This is the only sales load to be paid in connection with this offering. There is no guaranty that there will be any sales of our common shares pursuant to this prospectus supplement and the accompanying prospectus. Actual sales of our common shares under this prospectus supplement and the accompanying prospectus, if any, may be less than as set forth in the table. In addition, the price per share of any such sale may be greater or less than the price set forth in the table, depending on the market price of our common shares at the time of any such sale.

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(2)Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See “Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan” on page 65 of the accompanying prospectus.

(3)The Fund pays Calamos an annual management fee, payable monthly, for its investment management services in an amount equal to 1.00% of the Fund’s average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund’s management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.46% of the Fund’s average weekly net assets as of April 30, 2018 by dividing the total dollar amount of the management fee by the Fund’s average weekly net assets (managed assets less outstanding leverage).

(4)Reflects interest expense paid on $25.9 million in average borrowings under the Fund’s Amended and Restated Liquidity Agreement with State Street Bank and Trust Company, plus $14.6 million in additional average structural leverage related to certain securities lending programs, as described in the accompanying prospectus under “Leverage.”

(5)Reflects estimated dividend expense on $12.0 million aggregate liquidation preference of mandatory redeemable preferred shares (“MRP Shares”) outstanding. See “Prospectus Summary — Use of Leverage by the Fund” and “Leverage” in the accompanying prospectus for additional information.

(6)“Other Expenses” are based on estimated amounts for the current fiscal year.

(7)The example includes sales load and estimated offering costs.

The purpose of the table and the example above is to help investors understand the fees and expenses that they, as common shareholders, would bear directly or indirectly. For additional information with respect to our expenses, see “Management of the Fund” on page 51 of the accompanying prospectus.

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MARKET AND NET ASSET VALUE INFORMATION

Our common shares are listed on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “CGO.” Our common shares commenced trading on the New York Stock Exchange (“NYSE”) in October 2005. On July 2, 2012, the common shares ceased trading on the NYSE and commenced trading on the NASDAQ.

Our common shares have traded both at a premium and a discount to net asset value or NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Factors — Additional Risks to Common Shareholders — Market Discount Risk” on page 49 of the accompanying prospectus.

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on the NASDAQ, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is shown for the last business day of each quarter. See “Net Asset Value” on page 64 of the accompanying prospectus for information as to the determination of our NAV.

	Market Price(1)		Net Asset Value (2)	Premium/(Discount) to Net Asset Value(3)
Quarter Ended	High	Low		High	Low
January 31, 2016	$12.08	$9.74	$11.79	-9.99%	-13.73%
April 30, 2016	11.24	9.48	12.22	-9.35	-13.27
July 31, 2016	11.44	10.46	12.58	-9.06	-9.67
October 31, 2016	11.63	10.87	12.19	-8.78	-11.29
January 31, 2017	11.19	10.38	12.22	-8.80	-10.44
April 30, 2017	12.31	11.21	12.56	-0.73	-8.42
July 31, 2017	13.63	12.36	13.08	4.20	-1.83
October 31, 2017	14.23	12.59	13.40	8.13	-1.41
January 31, 2018	16.19	13.54	14.34	11.89	2.73
April 30, 2018	15.45	13.71	13.05	13.85	1.56

Source: Bloomberg Financial and Fund Accounting Records.

(1)Based on high and low closing market price per share during the respective quarter and does not reflect commissions.

(2)Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

The last reported sale price, NAV per common share and percentage discount to NAV per common share on April 30, 2018 were $13.83, $13.05 and 6.0% respectively. As of April 30, 2018, we had 8,489,501 common shares outstanding and managed assets of approximately $166 million.

The following table provides information about our outstanding securities as of April 30, 2018:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	Unlimited	0	8,489,501

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The following table sets forth information regarding the Fund’s outstanding bank loans, auction rate preferred shares of beneficial interest (“ARPS”) and MRP Shares as of the end of each of the Fund’s last ten fiscal years, as applicable. The information in the table shown below comes from the Fund’s financial statements for the fiscal year ended October 31, 2017, and each of the prior nine years then ended, all of which have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm.

Fiscal Year Ended	Total Amount Outstanding	Asset Coverage		Liquidating Preference per Preferred Share(c)	Average Market Value per Preferred Share		Type of Senior Security
October 31, 2017	36,000,000.00	4,490	(a)	—	—		Loan
October 31, 2017	12,000,000.00	337	(b)	25	25	(d)	MRPS
October 31, 2016	42,000,000.00	3,456	(a)	—	—		Loan
October 31, 2015	44,000,000.00	3,556	(a)	—	—		Loan
October 31, 2014	49,000,000.00	3,455	(a)	—	—		Loan
October 31, 2013	49,000,000.00	3,513	(a)	—	—		Loan
October 31, 2012	41,000,000.00	3,847	(a)	—	—		Loan
October 31, 2011	41,000,000.00	3,917	(a)	—	—		Loan
October 31, 2010	30,000,000.00	4,924	(a)	—	—		Loan
October 31, 2009	30,000,000.00	4,734	(a)	—	—		Loan
October 31, 2008	36,000,000.00	3,493	(a)	—	—		Loan

(a)Calculated by subtracting the Fund’s total liabilities (not including notes payable and MRPS) from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

(b)Calculated by subtracting the Fund’s total liabilities (not including MRPS) from the Fund’s total assets and dividing this by the number of MRPS outstanding, and by multiplying the result by 25.

(c)“Liquidating Preference per Preferred Share” means the amount to which a holder of preferred shares would be entitled upon the liquidation of the Fund in preference to common shareholders, expressed as a dollar amount per preferred share.

(d)The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; and the liquidation preference approximates fair value.

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USE OF PROCEEDS

Sales of our common shares, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NASDAQ or sales made to or through a market maker other than on an exchange. There is no guaranty that there will be any sales of our common shares pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common shares under this prospectus supplement and the accompanying prospectus may be less than as set forth below in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth below in this paragraph, depending on the market price of our common shares at the time of any such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this prospectus supplement. Assuming the sale of the 2,685,638 common shares remaining under the sales agreement at the last reported sale price of $13.83 per share for our common shares on the NASDAQ as of April 30, 2018, we estimate that the net proceeds of this offering will be approximately $36,213,814 after deducting the estimated JonesTrading commissions. The estimated net proceeds do not take into account any actual sales that may have occurred between the execution of the sales agreement with JonesTrading and the date of this prospectus supplement. Unless otherwise specified in this prospectus supplement, we currently intend to use the net proceeds from the sale of our common shares in this offering primarily to invest in accordance with our investment objective and policies (as described under “Investment Objective and Principal Investment Strategies,” beginning on page 24 of the accompanying prospectus) within approximately three months of receipt of such proceeds. We may also use proceeds from the sale of our securities to retire all or a portion of any short-term debt and for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. Pending such use of proceeds, we anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations.

PLAN OF DISTRIBUTION

Under the sales agreement among the Fund, Calamos and JonesTrading, upon written instructions from the Fund, JonesTrading will use its commercially reasonable efforts consistent with its sales and trading practices, to sell, as our sales agent, the common shares under the terms and subject to the conditions set forth in the sales agreement. JonesTrading’s sales efforts will continue until we instruct JonesTrading to suspend sales. We will instruct JonesTrading as to the amount of common shares to be sold by JonesTrading. We may instruct JonesTrading not to sell common shares if the sales cannot be effected at or above the price designated by the Fund in any instruction. We or JonesTrading may suspend the offering of common shares upon proper notice and subject to other conditions.

JonesTrading will provide written confirmation to the Fund not later than the opening of the trading day on the NASDAQ following the trading day on which common shares are sold under the sales agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to us and the compensation payable by the Fund to JonesTrading in connection with the sales.

We will pay JonesTrading commissions for its services in acting as agent in the sale of common shares. JonesTrading will be entitled to compensation of 100 to 250 basis points of the gross sales price per share of any common shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and JonesTrading from time to time.

There is no guaranty that there will be any sales of our common shares pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common shares under this prospectus supplement and the accompanying prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of our common shares at the time of any such sale. Assuming 2,685,638 of our common shares offered hereby are sold at a market price of $13.83 per share (the last reported sale price for our common shares on the NASDAQ on April 30, 2018), we estimate that the total cost for the offering, excluding compensation payable to JonesTrading under the terms of the sales agreement, would be approximately $227,500.

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Settlement for sales of common shares will occur on the second trading day following the date on which such sales are made, or on some other date that is agreed upon by the Fund and JonesTrading in connection with a particular transaction, in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

In connection with the sale of the common shares on our behalf, JonesTrading may, and will with respect to sales effected in an “at the market” offering, be deemed to be an “underwriter” within the meaning of the 1933 Act, and the compensation of JonesTrading may be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to JonesTrading against certain civil liabilities, including liabilities under the 1933 Act. We have also agreed to reimburse JonesTrading for other specified expenses, including one-half of the fees and expenses of JonesTrading’s legal counsel.

The offering of our common shares pursuant to the sales agreement will terminate upon the earlier of (1) the sale of all common shares subject the sales agreement or (2) termination of the sales agreement. The sales agreement may be terminated by us in our sole discretion at any time by giving notice to JonesTrading. In addition, JonesTrading may terminate the sales agreement under the circumstances specified in the sales agreement and in its sole discretion at any time following a period of 12 months from the date of the sales agreement by giving notice to us.

The principal business address of JonesTrading is 757 Third Avenue, 23rd Floor, New York, New York 10017.

LEGAL MATTERS

Ropes & Gray LLP, which is serving as counsel to the Fund in connection with the offering, has opined on the legality of the issuance of the common shares offered hereby. Ropes & Gray LLP may rely on the opinion of Richards, Layton & Finger, P.A., Wilmington, Delaware with respect to certain matters of Delaware law.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the Commission. These documents are available on the Commission’s EDGAR system and can be inspected and copied for a fee at the Commission’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the Commission at (202) 551-5850.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Commission. The Commission maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the Commission, including proxy statements and reports filed under the Exchange Act.

Base Prospectus

$75,000,000

Calamos Global Total Return Fund

Common Shares
Preferred Shares
Debt Securities

Calamos Global Total Return Fund (the “Fund,” “we,” “us,” or “our”) is a diversified, closed-end management investment company that commenced investment operations in October 2005. Our investment objective is to provide total return through a combination of capital appreciation and current income.

We may offer, on an immediate, continuous or delayed basis, up to $75,000,000 aggregate initial offering price of our common shares (no par value per share), preferred shares (no par value per share) or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our common shares, preferred shares and debt securities separately or together, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.

We may offer our securities directly to one or more purchasers, through agents that we or they designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. For more information about the manner in which we may offer our securities, see “Plan of Distribution.” Our securities may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a prospectus supplement and a prospectus.

Our common shares are listed on the NASDAQ Global Select Market under the symbol “CGO.” As of April 30, 2018, the last reported sale price for our common shares was $13.83. As of April 30, 2018, the last reported net asset value for our common shares was $13.05.

Investing in our securities involves certain risks, including the Fund’s use of leverage. You could lose some or all of your investment. See “Risk Factors” beginning on page 41 of this prospectus. Shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss to purchasers of our securities. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated June 29, 2018

This prospectus, together with any accompanying other prospectus supplement, sets forth concisely the information that you should know before investing. You should read the prospectus and prospectus supplement, which contain important information, before deciding whether to invest in our securities. You should retain the prospectus and prospectus supplement for future reference. A statement of additional information, dated the same date as this prospectus, as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission (“SEC” or the “Commission”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 82 of this prospectus, request a free copy of our annual and semi-annual reports, request other information or make shareholder inquiries, by calling toll-free 1-800-582-6959 or by writing to the Fund at 2020 Calamos Court, Naperville, Illinois 60563. The Fund’s annual and semi-annual reports also are available on our website, free of charge, at www.calamos.com, which also provides a link to the Commission’s website, as described below, where the Fund’s statement of additional information can be obtained. Information included on our website does not form part of this prospectus. You can review and copy documents we have filed at the Commission’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement in making your investment decisions. We have not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any prospectus supplement do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus and in any prospectus supplement is accurate only as of the dates on their covers. Our business, financial condition and prospects may have changed since such dates. We will advise investors of any material changes to the extent required by applicable law.

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CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, any accompanying prospectus supplement and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus as well as in any accompanying prospectus supplement. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the Commission. Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus, any accompanying prospectus supplement and the statement of additional information are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended (the “1933 Act”).

PROSPECTUS SUMMARY

The following summary contains basic information about us and our securities. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained in this prospectus and in any related prospectus supplement and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page 41 of this prospectus.

The Fund

The Fund is a diversified, closed-end management investment company. We commenced operations in October 2005 following our initial public offering. As of April 30, 2018, we had $166 million of total managed assets, including $12 million of outstanding mandatory redeemable preferred shares (“MRP Shares”) and $25 million of outstanding borrowings under a liquidity agreement, plus additional structural leverage that amounted to approximately $18 million. Structural leverage refers to borrowings under the liquidity agreement in respect of which the Fund’s interest payments are reduced or eliminated by the Fund’s securities lending activities. See “Leverage.” Our fiscal year ends on October 31. Our investment objective is to provide total return through a combination of capital appreciation and current income.

Investment Adviser

Calamos Advisors LLC (the “Adviser” or “Calamos”) serves as our investment adviser. Calamos is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objective and policies. Calamos makes all investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio securities. As of April 30, 2018, Calamos managed approximately $21.8 billion in assets of individuals and institutions. Calamos is a wholly-owned subsidiary of Calamos Investments LLC (“CILLC”) and an indirect subsidiary of Calamos Asset Management, Inc.

The Fund pays Calamos an annual fee, payable monthly, for its investment management services equal to 1.00% of the Fund’s average weekly managed assets. “Managed assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage). “Net assets” does not include any assets attributable to any leverage that may be outstanding, or other debt representing financial leverage. See “Management of the Fund.”

The principal business address of the Adviser is 2020 Calamos Court, Naperville, Illinois 60563.

The Offering

We may offer, from time to time, in one or more offerings or series, together or separately, up to $75,000,000 of our common shares, preferred shares or debt securities, which we refer to, collectively, as the “securities.” We may sell our securities through underwriters or dealers, “at the market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common shares, the offering price per share of our common shares exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common shares at the time we make the offering except as permitted by applicable law. To the extent that the Fund issues common shares and current shareholders do not participate, those current shareholders may experience a dilution of their voting rights as new shares are issued to the public. Depending on the facts, any issuance of new common shares may also have the effect of reducing any premium to per share net asset value at which the shares might trade and the market price at which the shares might trade.

Currently, the Fund does not intend to offer any preferred shares or debt securities (collectively, “senior securities”), but reserves the right to do so in the future.

We may offer our securities directly to one or more purchasers, through agents that we or they designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the relevant offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and such agents or underwriters or among underwriters and the basis upon which such amount may be calculated. See “Plan of Distribution.” Our securities may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a prospectus and prospectus supplement describing the method and terms of the applicable offering of our securities.

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we currently intend to use the net proceeds from the sale of our securities primarily to invest in accordance with our investment objective and policies within approximately three months of receipt of such proceeds. We may also use proceeds from the sale of our securities (i) to retire all or a portion of any short-term debt we incur in pursuit of our investment objective and policies, (ii) to redeem any outstanding senior securities, and (iii) for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for these purposes.

Dividends and Distributions on Common Shares

The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. On November 4, 2008, the Commission granted Calamos, on behalf of itself and certain closed-end funds that it manages, including the Fund, or may manage in the future, an order granting an exemption from Section 19(b) of, and Rule 19b-1 under, the Investment Company Act of 1940, as amended (the “1940 Act”), to conditionally permit the Fund to make periodic distributions of long-term capital gains with respect to the Fund’s outstanding common shares as frequently as twelve times each year, so long as it complies with the conditions of the order and maintains in effect a distribution policy with respect to its common shares calling for periodic distributions of an amount equal to a fixed amount per share, a fixed percentage of market price per share or a fixed percentage of the Fund’s net asset value per share (a “Managed Distribution Policy”). See “Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan — Dividends and Distributions on Common Shares” for a discussion of the requirements under the order permitting the Managed Distribution Policy.

As of January 1, 2018, the Fund adopted such Managed Distribution Policy. Pursuant to such policy, the Fund currently intends to make monthly distributions to common shareholders stated in terms of a fixed cent per common share distribution rate that would be composed of, in addition to net investment income, supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing either unrealized capital gains or a return of original investment. Such distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.”

The Fund will seek to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized by the Fund. Calamos, in making such projections, may consider long-term historical returns and a variety of other factors. If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year will include any remaining net investment income undistributed during the year and may include any remaining net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from quarter to quarter and from year to year, and there may be extended periods of up to several years when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period. See “Certain Federal Income Tax Matters — Federal Income Taxation of Common and Preferred Shareholders” and “Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan — Dividends and Distributions on Common Shares” below for a discussion of the short- and long-term implications associated with Fund distributions.

As portfolio and market conditions change, the rate of distributions on the common shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net assets to meet payments prescribed by its distribution policy. The rate may be modified by the Fund’s Board from time to time without prior notice to the Fund’s shareholders.

Net realized short-term capital gains distributed to shareholders will be taxed as ordinary income for federal income tax purposes and net realized long-term capital gain (if any) will be taxed for federal income tax purposes at long-term capital gain rates. To the extent the Fund distributes an amount in excess of the Fund’s current and accumulated earnings and profits, such excess, if any, will be treated by a shareholder for federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s adjusted tax basis in his, her or its shares and thereafter as a gain from the sale or exchange of such shares. Any such distributions made by the Fund will reduce the shareholder’s adjusted tax basis in his, her or its shares to the extent that the distribution constitutes a return of capital on a tax basis during any calendar year and, thus, could potentially subject the shareholder to capital gains taxation in connection with a later sale of Fund shares, even if those shares are sold at a price that is lower than the shareholder’s original investment price. To the extent that the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, the distribution payout rate will exceed the yield generated from the Fund’s investments. There is no guarantee that the Fund will realize capital gain in any given year. Distributions are subject to re-characterization for federal income tax purposes after the end of the fiscal year. See “Certain Federal Income Tax Matters.”

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan, unless a shareholder is ineligible or elects otherwise, all dividends and capital gain distributions on common shares are automatically reinvested in additional common shares of the Fund. However, an investor can choose to receive dividends and distributions in cash. Since investors can participate in the automatic dividend reinvestment plan only if their broker or nominee participates in our plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan. See “Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan — Automatic Dividend Reinvestment Plan.”

Investment Policies

Primary Investments. Under normal circumstances, the Fund will invest primarily in a portfolio of common and preferred stocks, convertible securities and income producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 40% of its managed assets in securities of foreign issuers. The Fund will invest in the securities of issuers of several different countries throughout the world, in addition to the United States.

Calamos will dynamically allocate the Fund’s investments among multiple asset classes (rather than maintaining a fixed or static allocation), seeking to obtain an appropriate balance of risk and reward through all market cycles using multiple strategies and combining them to seek to achieve favorable risk adjusted returns.

The Fund will attempt to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds, and/or convertible securities, to achieve what Calamos believes to be an appropriate blend for the then current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the Fund’s portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions.

The Fund may also seek to generate income from option premiums by writing (selling) options (with an aggregate notional value of up to 33% of the value of the Fund’s managed assets). The Fund will opportunistically employ a strategy of writing options. The extent of option writing activity will depend upon market conditions and Calamos’ ongoing assessment of the attractiveness of writing options on the Fund’s equity holdings.

The Fund’s derivative activities are principally focused on the following derivatives: interest rate swaps, convertible securities, synthetic convertible securities, options on individual securities, index options and forward currency exchange contracts (“forward contracts”). However, the Fund reserves the right to invest in other derivative instruments to the extent it is consistent with the Fund’s investment objective and restrictions.

Equity Securities. Equity securities include common and preferred stocks, warrants, rights, and depository receipts. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). See “— Convertible Securities” below. The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade. See “— High Yield Securities” below. Equity securities, such as common stock, generally represent an ownership interest in a company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

Debt Securities. The Fund may invest in debt securities, including debt securities of U.S. and foreign corporate issuers (also known as corporate bonds). Holders of corporate bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the securities may be zero coupon fixed income securities which pay no interest. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with changes in interest rates and may also be affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace.

High Yield Securities. The Fund may invest in high yield securities for either current income or capital appreciation or both. These securities are rated below investment grade—i.e., rated “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”) or “BB” or lower by Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), or are unrated securities of comparable quality as determined by Calamos, the Fund’s investment adviser. The Fund may invest in high yield securities of any rating. Non-convertible debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated securities.

Foreign Securities. The Fund may invest up to 100% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. Under normal circumstances, the Fund will invest at least 40% of its managed assets in securities of foreign issuers. The Fund will invest in the securities of issuers of several different countries throughout the world, in addition to the United States. A foreign issuer is a foreign government or a company organized under the laws of a foreign country. In analyzing the foreign issuers in which the Fund may invest, Calamos will generally consider a number of factors that may characterize the issuer’s economic ties to a particular foreign country or region. Such factors may include any or all of the following: the characteristics of the economy in the principal country or countries in which the issuer sells it goods and/or services; the stability of the currency in the issuer’s country of organization; the laws with respect to international trade and property rights in the issuer’s country of organization; and the tax, accounting and regulatory requirements of the issuer’s country of organization. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Foreign Securities.”

Convertible Securities. The Fund may invest in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security (typically of the same issuer) at a predetermined price (the “conversion price”). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating. Securities that are convertible into equity securities are considered equity securities for purposes of the Fund’s policy to invest at least 50% of its managed assets in equity securities.

Synthetic Convertible Securities. The Fund may invest in “synthetic” convertible securities. A synthetic convertible security is a financial instrument that is designed to simulate the characteristics of another instrument (i.e., a convertible security) through the combined features of a collection of other securities or assets. Calamos may create a synthetic convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security (“fixed-income component”, which may be a convertible or non-convertible security) and the right to acquire an equity security (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.

The Fund may also invest in synthetic convertible securities created by third parties, typically investment banks. Synthetic convertible securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer the opportunity for stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Traditional convertible securities are exercisable at the option of the holder. Synthetic convertible securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or additional risk of loss, or any combination of these features. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. The Fund’s holdings of synthetic convertible securities are considered equity securities for purposes of the Fund’s policy to invest at least 50% of its managed assets in equity securities. If the Fund purchases a synthetic convertible security, a component of which is an option, such option will not be considered an option for the purpose of the Fund’s limitations on options described below. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Synthetic Convertible Securities.”

Options Writing. The Fund may seek to generate income from option premiums by writing (selling) options (with an aggregate notional value of up to 33% of the value of the Fund’s managed assets). The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio and (ii) on broad-based securities indices (such as the Standard and Poor’s 500® Index (“S&P 500”) or the MSCI EAFE® Index (“MSCI EAFE”), which is an index of international equity stocks) or certain ETFs (exchange-traded funds) that trade like common stocks but seek to replicate such market indices. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Options Writing” and “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Options in General.”

Rule 144A Securities. The Fund may invest without limit in certain securities (“Rule 144A Securities”), such as convertible and debt securities, that are typically purchased in transactions exempt from the registration requirements of the 1933 Act pursuant to Rule 144A under that Act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted or excepted from such registration requirements. Under the supervision and oversight of the Fund’s Board of Trustees, Calamos will determine whether Rule 144A Securities are liquid. Typically, the Fund purchases Rule 144A Securities only if Calamos has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Rule 144A Securities.”

Zero Coupon Securities. The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government or other securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forego the opportunity to purchase additional income producing assets with the liquidation proceeds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Zero Coupon Securities.”

Other Securities. The Fund may invest in other securities of various types to the extent consistent with its investment objective. Normally, the Fund invests substantially all of its assets to meet its investment objective. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents; or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund’s assets that may be invested in debt securities in a particular ratings category. For more information on the types of derivatives that the Fund invests in, see “Investment Objective and Principal Investment Strategies — Principal Investment Strategies” in this prospectus and “Investment Objective and Policies” in the statement of additional information.

See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies” for a further discussion of the primary investments and principal investment strategies of the Fund.

Use of Leverage by the Fund

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to $55 million and (ii) through the issuance of three series of mandatory redeemable preferred shares (“MRP Shares”) with an aggregate liquidation preference of $12.0 million, as described in greater detail below. The SSB Agreement provides for securities lending and securities repurchase transactions that may offset some of the interest rate payments that would otherwise be due in respect of the borrowings under the SSB Agreement. The Fund’s outstanding MRP Shares include 160,000 Series A MRP Shares, with an aggregate liquidation preference of $4.0 million and a mandatory redemption date of September 6, 2022; 160,000 Series B MRP Shares, with an aggregate liquidation preference of $4.0 million and a mandatory redemption date of September 6, 2024; and 160,000 Series C MRP Shares, with an aggregate liquidation preference of $4.0 million and a mandatory redemption date of September 6, 2027.

The Series A, Series B and Series C MRP Shares are to pay monthly cash dividends initially at rates of 3.70%, 4.00% and 4.24%, respectively, subject to adjustment under certain circumstances. Additional details regarding the SSB Agreement and the MRP Shares are included under “Leverage.”

As of April 30, 2018, the Fund had utilized $43 million of the $55 million available under the SSB Agreement ($25 million in borrowings outstanding, and $18 million in structural leverage consisting of collateral received from SSB in connection with securities on loan), representing 25.9% of managed assets as of that date, and had $12 million of MRP Shares outstanding, representing 7.2% of managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 33.2% of managed assets.

The Fund may make further use of financial leverage through the issuance of additional preferred shares or may borrow money or issue additional debt securities to the extent permitted under the 1940 Act or under the SSB Agreement. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and/or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s total assets measured at the time of borrowing or issuance of the new securities. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act. See “Leverage.” The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict with each other in certain situations. See “Description of Securities — Preferred Shares” and “Certain Provisions of the Agreement and Declaration of Trust and By-Laws, Including Antitakeover Provisions.”

Because Calamos’ investment management fee is a percentage of the Fund’s managed assets, Calamos’ fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. Any additional use of leverage by the Fund effected through new, additional or increased credit facilities or the issuance of preferred shares would require approval by the Board of Trustees of the Fund. In considering whether to approve the use of additional leverage through those means, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage would be in the best interests of the Fund, including information regarding any potential conflicts of interest. For further information about the Fund’s financial leverage, see “Use of Leverage by the Fund.”

For further information about the effects of the Fund’s financial leverage and an illustration of the hypothetical effect on the return to a holder of the Fund’s common shares of the leverage obtained by borrowing under the Fund’s financing package, see “Effects of Leverage.” For further information about leveraging, see “Risk Factors — Fund Risks — Leverage Risk.”

Interest Rate Transactions

In order to seek to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund, if Calamos deems market conditions favorable, may enter into over-the-counter interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses on its leverage. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a payment at a variable rate that is expected to approximate the rate on any variable rate payment obligation on the Fund’s leverage. The payment obligations would be based on the notional amount of the swap.

In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. There can be no assurance that the Fund will use interest rate transactions or that, if used, their use will be beneficial to the Fund. Depending on the state of interest rates in general, the Fund’s use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. See “Interest Rate Transactions.”

Forward Currency Exchange Transactions

The Fund may use forward currency exchange contracts. Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

Forward currency exchange transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies and the U.S. dollar. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described in the statement of additional information under “Investment Objective and Policies — Synthetic Foreign Money Market Positions.” Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in “speculative” currency exchange transactions.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. See “Investment Objective and Principal Investment Strategies — “Forward Currency Exchange Transactions.”

Conflicts of Interest

Conflicts of interest may arise from the fact that Calamos and its affiliates carry on substantial investment activities for other clients, in which the Fund does not have an interest. Calamos or its affiliates may have financial incentives to favor certain of these accounts over the Fund. Any of their proprietary accounts or other customer accounts may compete with the Fund for specific trades. Calamos or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Fund, even though their investment objectives may be the same as, or similar to, the Fund’s objective.

Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by Calamos and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Fund or the other accounts, thereby limiting the size of the Fund’s position; or (2) the difficulty of liquidating an investment for the Fund or the other accounts where the market cannot absorb the sale of the combined position. See “Investment Objective and Principal Investment Strategies — Conflicts of Interest.”

Fund Risks

Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments. The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade. See “Risk Factors — Fund Risks — Equity Securities Risk.”

Debt Securities Risk. The Fund may invest in debt securities, including corporate bonds and high yield securities. In addition to the risks described elsewhere in this prospectus (such as high yield securities risk and interest rate risk), debt securities are subject to certain additional risks, including issuer risk and reinvestment risk. Issuer risk is the risk that the value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common shares or the overall return of the Fund.

High Yield Securities Risk. The Fund may invest in high yield securities of any rating. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•greater risk of loss due to default or declining credit quality;

•adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated since the inception of the Fund as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value. See “Risk Factors — Fund Risks — High Yield Securities Risk.”

Foreign Securities Risk. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. See also “— Emerging Markets Risk” below. These risks may include:

•less information may be available about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices in foreign jurisdictions;

•many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers reasonable;

•an adverse effect of currency exchange rate changes or controls on the value of the Fund’s investments;

•the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

•economic, political and social developments may adversely affect the securities markets in foreign jurisdictions, including expropriation and nationalization;

•the difficulty in obtaining or enforcing a court judgment in non-U.S. countries;

•restrictions on foreign investments in non-U.S. jurisdictions;

•difficulties in effecting the repatriation of capital invested in non-U.S. countries;

•withholding and other non-U.S. taxes may decrease the Fund’s return; and

•dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

Based upon the Fund’s test for determining whether an issuer is a “foreign issuer” as described above, it is possible that an issuer of securities in which the Fund invests could be organized under the laws of a foreign country, yet still conduct a substantial portion of its business in the U.S. or have substantial assets in the U.S.  In this case, such a “foreign issuer” may be subject to the market conditions in the U.S. to a greater extent than it may be subject to the market conditions in the country of its organization. See “Risk Factors — Fund Risks — Foreign Securities Risk.” See also “— Non-U.S. Government Obligation Risk.”

Emerging Markets Risk. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economics of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could adversely affect the value of the Fund’s investments and hurt those countries’ economies and securities markets. See “Risk Factors — Fund Risks — Emerging Markets Risk.”

Currency Risk. The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. See “Risk Factors — Fund Risks — Currency Risk.”

Interest Rate Risk. In addition to the risks discussed above, debt securities, including high yield securities, are subject to certain risks, including:

•if interest rates go up, the value of debt securities in the Fund’s portfolio generally will decline;

•during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the estimated period until the security is paid in full and reduce the value of the security. This is known as extension risk;

•rising interest rates could result in an increase in the cost of the Fund’s leverage and could adversely affect the ability of the Fund to meet asset coverage requirements with respect to leverage; and

•the risks associated with rising interest rates may be particularly acute in the current market environment because market interest rates currently are near historically low levels. However, continued economic recovery, the end of the Federal Reserve Board’s quantitative easing program, and an increased likelihood of a rising interest rate environment increase the risk that interest rates will continue to rise in the near future.

See “Risk Factors — Fund Risks — Interest Rate Risk.”

Non-U.S. Government Obligation Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers.

Leverage Risk. The Fund has issued indebtedness and preferred shares and may borrow money or issue debt securities. As of April 30, 2018, the Fund has leverage in the form of borrowings under the SSB Agreement and outstanding MRP Shares. Leverage is the potential for the Fund to participate in gains and losses on an amount that exceeds the Fund’s investment. The borrowing of money or issuance of debt securities and preferred shares represents the leveraging of the Fund’s common shares. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and/or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s total assets as measured at the time of borrowing or issuance of the new securities. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act. See “Leverage.”

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•the likelihood of greater volatility in the net asset value and market price of the Fund’s common shares;

•fluctuations in the dividend rates on any preferred shares borne by the Fund or in interest rates on borrowings and short-term debt;

•increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred shares remain fixed.

In addition, the rights of lenders and the holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or to the payment of assets upon liquidation. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders. See “Description of Securities — Preferred Shares”

and “Certain Provisions of the Agreement and Declaration of Trust and By-Laws, Including Antitakeover Provisions.” The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance. These conditions may, directly or indirectly, result in higher leverage costs to common shareholders.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of rating agencies which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the best interests of the Fund, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure. See “Prospectus Summary — Use of Leverage by the Fund.”

Default Risk. Default risk refers to the risk that a company that issues a convertible or debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater its default risk. The Fund may incur cost and delays in enforcing its rights against the defaulting issuer. See “Risk Factors — Fund Risks — Default Risk.”

Liquidity Risk. The Fund may invest up to 15% of its managed assets in securities that, at the time of investment, are illiquid (i.e., securities that cannot be disposed of within 7 days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest without limit in Rule 144A Securities determined to be liquid. Calamos, under the supervision and oversight of the Board of Trustees, will determine whether Rule 144A Securities are illiquid (that is, not readily marketable) and thus subject to the Fund’s limit on investing no more than 15% of its managed assets in illiquid securities. Investments in Rule 144A Securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these Rule 144A Securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and may be fair valued by the Board, in which case Calamos’ judgment may play a greater role in the valuation process. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. See “Risk Factors — Fund Risks — Liquidity Risk.”

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value tends to increase as prevailing interest rate levels decline.

However, the convertible’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security and changes in interest rates. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders. See “Risk Factors — Fund Risks — Convertible Securities Risk.”

Synthetic Convertible Instruments Risk. The value of a synthetic convertible instrument may respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate instruments, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. See “Risk Factors — Fund Risks — Synthetic Convertible Instruments Risk.”

Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund’s ability to utilize options successfully will depend on Calamos’ ability to predict pertinent market movements, which cannot be assured.

The Fund may sell options on individual securities and securities indices. All calls sold by the Fund must be “covered.” Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. In addition, a loss on a call option sold may be greater than the premium received. See “Risk Factors — Fund Risks — Risks Associated with Options.”

Forward Currency Exchange Contracts Risk. Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward currency exchange transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

Tax Risk. The Fund may invest in certain securities, such as certain convertible and high yield securities, for which the federal income tax treatment may not be clear or may be subject to re-characterization by the Internal Revenue Service (“IRS”). It could be more difficult for the Fund to comply with the federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments was successfully challenged by the IRS. See “Risk Factors — Fund Risks — Tax Risk” and “Certain Federal Income Tax Matters.”

Management Risk. Calamos’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect. See “Risk Factors — Fund Risks — Management Risk.”

Antitakeover Provisions. The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares, if any, may have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. Holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. See “Description of Securities — Preferred Shares” and “Certain Provisions of the Agreement and Declaration of Trust and By-Laws, Including Antitakeover Provisions.” The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict with each other in other situations, including conflicts that relate to the fees and expenses of the Fund. For more information on potential conflicts of interest between holders of common shares and holders of preferred shares, see “Fund Risks — Leverage Risk.” See also “Risk Factors — Fund Risks — Antitakeover Provisions.”

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the U.S. economy or any foreign economy. See “Risk Factors — Fund Risks — Market Disruption Risk.”

Counterparty and Settlement Risk. Trading options, futures contracts, swaps and other derivative financial instruments entails credit risk with respect to the counterparties. Such instruments when traded over the counter do not include the same protections as may apply to trading derivatives on organized exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom it trades securities. This risk may be heightened during volatile market conditions. Settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries thus increasing the risks. In the past, broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although Calamos monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Material exposure to a single or small group of counterparties increases the Fund’s counterparty risk. See “Risk Factors — Fund Risks — Counterparty and Settlement Risk.”

Recent Market Events. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars and terror attacks), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasigovernmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

Following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate low. More recently, the Federal Reserve has terminated certain of its market support activities and began raising interest rates. The withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, the Portfolio may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. These policy changes may reduce liquidity for certain of the Portfolio’s investments, causing the value of the Portfolio’s investments and share price to decline. To the extent the Portfolio experiences high redemptions because of these policy changes, the Portfolio may experience increased portfolio turnover, which will increase the costs that the Portfolio incurs and may lower the Portfolio’s performance.

Continuing uncertainty as to the status of the Euro and the European Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. In June 2016, the United Kingdom approved a referendum to leave the European Union (“EU”).

On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the EU. As a result, the United Kingdom will remain a member state, subject to European law, with privileges to provide services under the single market directives for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the EU may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the EU. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

As a result of political and military actions undertaken by Russia, the U.S. and the EU have instituted sanctions against certain Russian officials and companies. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia.

In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. See “Risk Factors — Fund Risks — Recent Market Events.”

Additional Risks to Common Shareholders

Additional risks of investing in common shares include the following:

Interest Rate Transactions Risk. The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. See “Risk Factors — Interest Rate Transactions Risk.”

Reduction of Leverage Risk. We have previously taken, and may in the future take, action to reduce the amount of leverage employed by the Fund. Reduction of the leverage employed by the Fund, including by redemption of preferred shares, will in turn reduce the amount of assets available for investment in portfolio securities. This reduction in leverage may negatively impact our financial performance, including our ability to sustain current levels of distributions on common shares.

Market Impact Risk. The sale of our common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common shares. An increase in the number of common shares available may put downward pressure on the market price for our common shares. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.

Diminished Voting Power and Excess Cash Risk. The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease (or may consist of return of capital) and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk. The Fund’s common shares have traded both at a premium and at a discount relative to net asset value. Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Depending on the premium of the Fund’s common shares, the Fund’s net asset value may be reduced immediately following an offering of the Fund’s common shares by the offering expenses paid by the Fund. See “Use of Proceeds.”

In addition to net asset value, the market price of the Fund’s common shares may be affected by such factors as the Fund’s use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand of the common shares and the Fund’s dividends paid (which are, in turn, affected by expenses), call protection for portfolio securities and interest rate movements. See “Leverage,” “Risk Factors” and “Description of Securities.” The Fund’s common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.

See “Risk Factors — Additional Risks to Common Shareholders” for a more detailed discussion of these risks.

Additional Risks to Senior Security Holders

Additional risks of investing in senior securities include the following:

Generally, an investment in preferred shares (including exchange-listed preferred shares) or debt securities (collectively, “senior securities”) is subject to the following risks:

Interest Rate Risk. Rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for the senior securities. Rising market interest rates could also reduce the value of the Fund’s senior securities.

Senior Leverage Risk. Preferred shares will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to any series of preferred shares unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though potentially with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, we may alter our portfolio or redeem the senior security. We may voluntarily redeem senior securities under certain circumstances.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.

Decline in Net Asset Value Risk. A material decline in our NAV may impair our ability to maintain required levels of asset coverage for any preferred securities or debt securities we may issue in the future.

Secondary Market Risk. The market value of exchange-listed preferred shares that the Fund may issue will be determined by factors such as the relative demand for and supply of the preferred shares in the market, general market conditions and other factors beyond the control of the Fund. It may be difficult to predict the trading patterns of preferred shares, including the effective costs of trading. There is a risk that the market for preferred shares may be thinly traded and relatively illiquid compared to the market for other types of securities.

Market Discount Risk. The market price of exchange-listed preferred shares that the Fund may issue may also be affected by such factors as the Fund’s use of leverage, dividend stability, portfolio credit quality, liquidity, and the Fund’s dividends paid (which are, in turn, affected by expenses), call protection for portfolio securities and interest rate movements.

Early Redemption Risk. The Fund may voluntarily redeem preferred shares or may be forced to redeem preferred shares to meet regulatory requirements and the asset coverage requirements of the preferred shares. Such redemptions may be at a time that is unfavorable to holders of the preferred shares.

See “Risk Factors — Additional Risks to Senior Security Holders” for a more detailed discussion of these risks.

SUMMARY OF FUND EXPENSES

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, and preferred stock dividend payments, as a percentage of our average net assets as of April 30, 2018, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of April 30, 2018. As of April 30, 2018, we had $25 million in borrowings outstanding, $12 million in outstanding preferred shares and additional structural leverage of $18 million, collectively representing 33.2% of managed assets as of that date.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	—(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—(1)
Dividend Reinvestment Plan Fees (per sales transaction fee)(2)	$15.00

Annual Expenses	Percentage of Average Net Assets Attributable to Common Shareholders
Management Fee(3)	1.46%
Interest Payments on Borrowed Funds(4)	0.67%
Preferred Stock Dividend Payments(5)	0.44%
Other Expenses(6)	0.22%
Acquired Fund Fees and Expenses	0.01%
Total Annual Expenses	2.80%

Example:

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 2.80% of net assets attributable to common shareholders; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Shareholders(7)	$28	$87	$148	$313

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2) Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See “Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan.”

(3) The Fund pays Calamos an annual management fee, payable monthly, for its investment management services in an amount equal to 1.00% of the Fund’s average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund’s management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.46% of the Fund’s average weekly net assets as of April 30, 2018 by dividing the total dollar amount of the management fee by the Fund’s average weekly net assets (managed assets less outstanding leverage).

(4) Reflects interest expense paid on $25.9 million in average borrowings under the SSB Agreement, plus $14.6 million in additional average structural leverage related to certain securities lending programs, as described under “Leverage.”

(5)Reflects estimated dividend expense on $12.0 million aggregate liquidation preference of mandatory redeemable preferred shares outstanding. See “Leverage.”

(6)“Other Expenses” are based on estimated amounts for the current fiscal year.

(7)The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase. In connection with an offering of common shares, the applicable prospectus supplement will set forth an example including sales load and estimated offering costs.

The purpose of the table and the example above is to help investors understand the fees and expenses that they, as common shareholders, would bear directly or indirectly. For additional information with respect to our expenses, see “Management of the Fund.”

FINANCIAL HIGHLIGHTS

The information in the following table shows selected data for a common share outstanding throughout each period listed below. The information in this table for the year ended October 31, 2017 and each of the prior years then ended is derived from our financial statements audited by Deloitte & Touche LLP, whose report on such financial statements is contained in our annual report dated October 31, 2017 and is included in the statement of additional information, both of which are available from us. See “Available Information” in this prospectus. The information shown for the six months ended April 30, 2018 is unaudited.

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2018		Year Ended October 31,
			2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.40		$12.19	$13.29	$14.21	$14.56	$13.97	$14.56	$14.60	$13.97	$11.21	$21.05
Income from investment operations:
Net investment income (loss)*	0.10		0.23	0.21	0.22	0.26	0.24	0.29	0.31	0.46	0.52	0.74
Net realized and unrealized gain (loss)	0.15		2.18	(0.11)	0.06	0.59	1.56	0.33	0.87	1.38	3.51	(9.00)
Distributions to Auction Rate preferred shareholders from:
Net investment income (common share equivalent basis)	—		—	—	—	—	—	—	—	—	—	(0.09)
Net realized gains (common share equivalent basis)	—		—	—	—	—	—	—	—	—	—	(0.09)
Total from investment operations	0.25		2.41	0.10	0.28	0.85	1.80	0.62	1.18	1.84	4.03	(8.44)
Less distributions to common shareholders from:
Net investment income	(0.12)		(1.09)	(0.99)	(0.85)	(0.85)	(0.82)	(0.83)	(1.00)	(1.20)	(1.17)	(1.15)
Net realized gains	(0.48)		(0.11)	(0.20)	—	(0.19)	(0.20)	(0.17)	(0.21)	—	(0.09)	(0.23)
Return of capital	—		—	(0.01)	(0.35)	(0.16)	(0.18)	(0.20)	—	—	—	—
Total distributions	(0.60)		(1.20)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)	(1.21)	(1.20)	(1.26)	(1.38)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—		—	—	—	—	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.02)
Premiums from shares sold in at the market offerings	—		—	—	—	—	—	— (a)	— (a)	— (a)	—	—
Net asset value, end of year	$13.05		$13.40	$12.19	$13.29	$14.21	$14.56	$13.97	$14.56	$14.60	$13.97	$11.21
Market value, end of year	$13.83		$13.98	$10.96	$11.96	$13.57	$13.99	$13.52	$14.69	$14.60	$13.30	$9.54
Total investment return based on:(b)
Net asset value	1.73%		21.44%	2.22%	2.39%	6.19%	13.56%	4.55%	8.15%	13.76%	40.32%	(41.78)%
Market value	3.34%		40.91%	2.13%	(3.51)%	5.54%	12.74%	0.29%	9.11%	19.49%	56.98%	(46.54)%
Net assets, end of year (000)	$110,771		$113,638	$103,158	$112,474	$120,277	$123,141	$116,733	$119,604	$117,731	$112,014	$89,756
Ratios to average net assets applicable to common shareholders:
Net expenses(d)	2.78	%(g)	2.34%	2.11%	2.00%	1.92%	1.93%	2.07%	1.90%	2.06%	2.43%	2.28	%(c)
Gross expenses prior to expense reductions and earnings credits	2.78	%(g)	2.34%	2.11%	2.00%	1.92%	1.93%	2.07%	1.90%	2.06%	2.44%	2.29%
Net investment income (loss)	1.42	%(g)	1.87%	1.73%	1.56%	1.78%	1.68%	2.04%	2.07%	3.28%	4.34%	4.08%
Auction Rate preferred share distributions	—%		—%	—%	—%	—%	—%	—%	—%	—%	—%	0.52%
Net investment income (loss), net of Auction Rate preferred share distributions from net investment income	1.42	%(g)	1.87%	1.73%	1.56%	1.78%	1.68%	2.04%	2.07%	3.28%	4.34%	3.56%
Portfolio turnover rate	77%		134%	114%	76%	95%	73%	47%	89%	86%	65%	82%
Average commission rate paid	$0.0220		$0.0272	$0.0279	$0.0279	$0.0253	$0.0170	$0.0119	$0.0101	$0.0117	$0.0167	$0.0830
Mandatory Redeemable Preferred Shares at redemption value ($25 per share liquidation preference 000’s omitted)	$12,000		$12,000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Note Payable (000’s omitted)	$43,000		$36,000	$42,000	$44,000	$49,000	$49,000	$41,000	$41,000	$30,000	$30,000	$36,000
Asset coverage per $1,000 of loan outstanding(e)	$3,855		$4,490	$3,456	$3,556	$3,455	$3,513	$3,847	$3,917	$4,924	$4,734	$3,493
Asset coverage per $25 liquidation value per share of Mandatory redeemable Preferred Shares(f)	$345		$337	$—	$—	$—	$—	$—	$—	$—	$—	$—

*Net investment income calculated based on average shares method.

(a)Amount equated to less than $0.005 per common share.

(b)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)Does not reflect the effect of dividend payments to Auction Rate Preferred Shareholders.

(d)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.68%, 1.62%, 1.62%, 1.63%, 1.59%, 1.57%, 1.58%, 1.46%, 1.49%, 1.55%, 1.69%, respectively.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(f)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the number of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

(g)Annualized.

MARKET AND NET ASSET VALUE INFORMATION

Our common shares are listed on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “CGO.” Our common shares commenced trading on the New York Stock Exchange (“NYSE”) on October 27, 2005. On July 2, 2012 the common shares ceased trading on the NYSE and commenced trading on the NASDAQ.

Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Factors — Additional Risks to Common Shareholders — Market Discount Risk.”

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on the NASDAQ, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is shown for the last business day of each quarter. See “Net Asset Value” for information as to the determination of our NAV.

Quarter Ended	Market Price(1)		Net Asset Value(2)	Premium/ (Discount) to Net Asset Value(3)
	High	Low		High	Low
January 31, 2016	$12.08	$9.74	$11.79	-9.99%	-13.73%
April 30, 2016	11.24	9.48	12.22	-9.35	-13.27
July 31, 2016	11.44	10.46	12.58	-9.06	-9.67
October 31, 2016	11.63	10.87	12.19	-8.78	-11.29
January 31, 2017	11.19	10.38	12.22	-8.80	-10.44
April 30, 2017	12.31	11.21	12.56	-0.73	-8.42
July 31, 2017	13.63	12.36	13.08	4.20	-1.83
October 31, 2017	14.23	12.59	13.40	8.13	-1.41
January 31, 2018	16.19	13.54	14.34	11.89	2.73
April 30, 2018	15.45	13.71	13.05	13.85	1.56

Source: Bloomberg Financial and Fund Accounting Records.

(1)Based on high and low closing market price per share during the respective quarter and does not reflect commissions.

(2)Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

The last reported sale price, NAV per common share and percentage premium to NAV per common share on April 30, 2018 were $13.83, $13.05 and 6.0%, respectively. As of April 30, 2018, we had 8,489,501 common shares outstanding and managed assets of $166 million.

USE OF PROCEEDS

Subject to the remainder of this section, and unless otherwise specified in a prospectus supplement, we currently intend to invest the net proceeds of any sales of our securities pursuant to this prospectus in accordance with our investment objective and policies as described under “Investment Objective and Principal Investment Strategies” within approximately three months of receipt of such proceeds. Such investments may be delayed if suitable investments are unavailable at the time or for other reasons. Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations. We may also use proceeds from the sale of our securities to (i) retire all or a portion of any short-term debt we incur in pursuit of our investment objective and policies and (ii) for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common shareholders and reduce the amount of cash available to make dividend and interest payments on preferred shares and debt securities, respectively.

THE FUND

Calamos Global Total Return Fund is a diversified, closed-end management investment company which commenced investment operations in October 2005. The Fund was organized as a statutory trust under the laws of the State of Delaware on March 30, 2004, and has registered under the 1940 Act. On October 31, 2005, the Fund issued an aggregate of 8,000,000 common shares, no par value, in an initial public offering and commenced its operations. The net proceeds of the initial public offering were approximately $114,700,003. As of April 30, 2018, the Fund had issued 314,362 common shares in connection with a continuous, at-the-market offering that commenced in March 2010 and ceased in March 2014. The net proceeds of that at-the-market offering were $4,622,875.

As of April 30, 2018, the Fund had $25 million in borrowings outstanding under the SSB Agreement, plus MRP Shares outstanding with an aggregate liquidation preference of $12.0 million, plus additional structural leverage that amounted to approximately $18 million, collectively representing 33.2% of managed assets. Structural leverage refers to borrowings under the SSB Agreement in respect of which the Fund’s interest payments are reduced or eliminated by the Fund’s securities lending activities. See “Leverage.” The Fund’s common shares are listed on the NASDAQ under the symbol “CGO.” The Fund’s principal office is located at 2020 Calamos Court, Naperville, Illinois 60563, and its telephone number is 1-800-582-6959.

The following table provides information about our outstanding securities as of April 30, 2018:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	Unlimited	0	8,489,501

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund’s investment objective may be changed by the Board of Trustees without a shareholder vote, although the Fund will give shareholders at least 60 days’ written notice of any change to the Fund’s investment objective. The Fund makes no assurance that it will realize its objective. An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See “Risk Factors.”

Principal Investment Strategies

Under normal circumstances, the Fund will invest primarily in a portfolio of common and preferred stocks, convertible securities and income producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 40% of its managed assets in securities of foreign issuers. The Fund will invest in the securities of issuers of several different countries throughout the world, in addition to the United States.

Calamos will dynamically allocate the Fund’s investments among multiple asset classes (rather than maintaining a fixed or static allocation), seeking to obtain an appropriate balance of risk and reward on a long-term basis through all market cycles using multiple strategies and combining them to seek to achieve favorable risk adjusted returns.

The Fund will attempt to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds, and/or convertible securities, to achieve what Calamos believes to be an appropriate blend for the then current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the Fund’s portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions.

The Fund may also seek to generate income from option premiums by writing (selling) options (with an aggregate notional value of up to 33% of the value of the Fund’s managed assets). The Fund will opportunistically employ a strategy of writing options. The extent of option writing activity will depend upon market conditions and Calamos’ ongoing assessment of the attractiveness of writing options on the Fund’s equity holdings.

The Fund’s derivative activities are principally focused on the following derivatives: interest rate swaps, convertible securities, synthetic convertible securities, options on individual securities, index options and forward currency exchange contracts. However, the Fund reserves the right to invest in other derivative instruments to the extent it is consistent with the Fund’s investment objective and restrictions.

Equity Securities. Equity securities include common and preferred stocks, warrants, rights, and depository receipts. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). See “— Convertible Securities” below. The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade. See “— High Yield Securities” below. Equity securities, such as common stock, generally represent an ownership interest in a company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general changes in economic conditions and movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund. See also “— Preferred Shares” below.

Debt Securities. The Fund may invest in debt securities, including debt securities of U.S. and foreign corporate issuers (also known as corporate bonds). Corporate bonds are generally used by corporations to borrow money from investors, and may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. Holders of corporate bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the securities may be zero coupon fixed income securities which pay no interest. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the holder of the bonds. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with changes in interest rates and may also be affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace. See also “— Other Income Securities” below.

High Yield Securities. The Fund may invest in high yield securities for either current income or capital appreciation or both. The high yield securities in which the Fund invests are rated below investment grade—i.e., rated “Ba” or lower by Moody’s or “BB” or lower by S&P’s, or are unrated but determined by Calamos to be of comparable quality. The Fund may invest in high yield securities of any rating. Non-convertible debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated securities.

Other Income Securities. The Fund may also invest in investment grade debt securities. The Fund’s investments in investment grade debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Preferred Shares. The Fund may invest in preferred stock. The preferred stock in which the Fund typically will invest will be convertible securities. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

Foreign Securities. The Fund may invest up to 100% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. Under normal circumstances, the Fund will invest at least 40% of its managed assets in securities of foreign issuers. The Fund will invest in the securities of issuers of several different countries throughout the world, in addition to the United States. A foreign issuer is a foreign government or a company organized under the laws of a foreign country. In analyzing the foreign issuers in which the Fund may invest, Calamos will generally consider a number of factors that may characterize the issuer’s economic ties to a particular foreign country or region. Such factors may include any or all of the following: the characteristics of the economy in the principal country or countries in which the issuer sells it goods and/or services; the stability of the currency in the issuer’s country of organization; the laws with respect to international trade and property rights in the issuer’s country of organization; and the tax, accounting and regulatory requirements of the issuer’s country of organization.

Convertible Securities. The Fund may invest in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security (typically of the same issuer) at a predetermined price (the “conversion price”). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating including below investment grade. See “— High Yield Securities” above. Securities that are convertible into equity securities are considered equity-securities for purposes of the Fund’s policy to invest at least 50% of its managed assets in equity securities.

Synthetic Convertible Securities. The Fund may invest in “synthetic” convertible securities. A synthetic convertible security is a financial instrument that is designed to simulate the characteristics of another instrument (i.e., a convertible security) through the combined features of a collection of other securities or assets. Calamos may create a synthetic convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security (“fixed-income component”, which may be a convertible or non-convertible security) and the right to acquire an equity security (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.

The Fund may also invest in synthetic convertible securities created by third parties, typically investment banks. Synthetic convertible securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer the opportunity for stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Traditional convertible securities are exercisable at the option of the holder. Synthetic convertible securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation, additional risk of loss, or any combination of these features. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract.

Some examples of these securities include the following:

Preferred equity redeemable cumulative stock (“PERCS”) are shares that automatically convert into one ordinary share upon maturity. They are usually issued at the prevailing share price, convertible into one ordinary share, with an enhanced dividend yield. PERCS pay a higher dividend than common shares, but the equity appreciation is capped. Above a certain share price, the conversion ratio will fall as the stock rises, capping the appreciation at that level. Below this level, the conversion ratio remains one-for-one, giving the same downside exposure as the ordinary shares, excluding the income difference.

Dividend enhanced convertible stock (“DECS”) are either preference shares or subordinated bonds. These, like PERCS, mandatorily convert into ordinary shares at maturity, if not already converted. DECS give no significant loss protection and involve a risk of loss comparable to investing directly in equity securities, with lower relative direct bond characteristics and interest rate exposure. As with PERCS, some of the appreciation potential is capped and in return, the investor receives an enhanced potential yield. Unlike PERCS, however, the investor’s appreciation potential is not capped. Instead, the investor limits its ability to participate in appreciation within a range of prices.

Preferred Redeemable Increased Dividend Equity Security (“PRIDES”) are synthetic securities consisting of a forward contract to purchase the issuer’s underlying security and an interest bearing deposit. Interest payments are made at regular intervals, and conversion into the underlying security is mandatory at maturity. Similar to convertible securities, PRIDES allow investors the potential to earn stable cash flows while still participating in the appreciation of an underlying stock.

The Fund may also purchase convertible structured notes. Convertible structured notes are fixed income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. The Fund remains subject to the credit risk of the issuing investment bank.

The Fund’s holdings of synthetic convertible securities are considered equity securities for purposes of the Fund’s policy to invest at least 50% of its managed assets in equity securities. If the Fund purchases a synthetic convertible instrument, a component of which is an option, such option will not be considered an option for the purpose of the Fund’s limitations on options described below.

Options Writing. The Fund may seek to generate income from option premiums by writing (selling) options (with an aggregate notional value of up to 33% of the value of the Fund’s managed assets). The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio and (ii) on broad-based securities indices (such as the S&P 500 or MSCI EAFE) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

The Fund may also purchase and sell put options and call options on foreign currencies. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also, to a limited extent, purchase put options on broad-based securities indices (such as the S&P 500 or MSCI EAFE) or certain ETFs that trade like common stocks but seek to replicate such market indices. See “— Options in General” below.

Options in General. The Fund may purchase and sell options on stocks, indices, rates, credit spreads or currencies. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

Certain options, known as “American style” options, may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option. The Fund expects that substantially all of the options written by the Fund will be American style options.

The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the OCC, which guarantees the performance of the obligations of the parties to such options. In addition, the Fund may purchase instruments structured by broker-dealers or investment banks that package or possess economic characteristics of options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund may sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the Commission currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is in-the-money) are illiquid. OTC options purchased by the Fund and any portfolio securities used to cover obligations pursuant to such options are not considered illiquid by Calamos for the purposes of the Fund’s limitation on investments in illiquid securities.

The Fund will write call options and put options only if they are “covered.” For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into those securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

Rule 144A Securities. The Fund may invest without limit in certain securities (“Rule 144A Securities”), such as convertible and debt securities, that are typically purchased in transactions exempt from the registration requirements of the 1933 Act pursuant to Rule 144A under that Act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted or excepted from such registration requirements. Under the supervision and oversight of the Fund’s Board of Trustees, Calamos will determine whether Rule 144A

Securities are liquid. Typically, the Fund purchases Rule 144A Securities only if Calamos has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

U.S. Government Securities. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported only by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

Zero Coupon Securities. The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount may approximate the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments involve greater interest rate risk and may experience greater volatility in market value than comparable securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and are permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, (3) more than 5% of the Fund’s total assets would be invested in any one investment company, or (4) such purchase would result in more than 10% of the total outstanding voting securities of a registered closed-end investment company being held by the Fund. These limitations do not apply to, among other things, the purchase of shares of money market funds, of certain related funds or of funds with exemptive relief, or of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. In addition, the Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies.

Temporary and Defensive Investments. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest in a manner that is inconsistent with its principal investment strategies described herein. In those situations, the Fund may invest up to 100% of its managed assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or other fixed income securities deemed by Calamos to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower rated fixed income securities. During such periods, the Fund may not be able to achieve its investment objective.

Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. The counterparty’s obligations under the repurchase agreement are typically collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is typically held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the issuer of the repurchase agreement before repurchase of the security under a repurchase agreement, the Fund may encounter losses and delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Lending of Portfolio Securities. The Fund has authorized SSB as securities lending agent to lend securities to registered broker-dealers or other institutional investors deemed by Calamos to be of good standing under agreements which require that the loans be secured continuously by collateral received in cash under the SSB Agreement. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement, such that the Fund will effectively bear lower interest expense with respect to those borrowed amounts. Any amounts credited against borrowings under the SSB Agreement would count against the Fund’s leverage limitations, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the SSB Agreement and will increase the balance on which the Fund will pay interest. Under the terms of the SSB Agreement, the Fund will make a variable “net income” payment related to any collateral credited against the borrowings under the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the SSB Agreement. The Fund does not use affiliated agents in managing its lending program. The Fund continues to be entitled to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral, but bears the risk of loss on any collateral so invested. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but could seek to call the loan in advance of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund remains liable for the return of the pledged collateral or cash of an equivalent value. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund’s managed assets. See “Description of Securities” for more information on lending of portfolio securities.

Portfolio Turnover. Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in the Fund would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Fundamental Investment Restrictions. As more fully described in the Fund’s statement of additional information, under the Fund’s fundamental investment restrictions, the Fund may not: (1) issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the Commission thereunder; (2) borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the Commission thereunder; (3) invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment funds and mortgage-backed securities; (4) make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the Commission thereunder; (5) invest in physical commodities or contracts relating to physical commodities; (6) act as an underwriter, except as it may be deemed to be an underwriter in a sale of securities held in its portfolio; (7) make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act and the rules and interpretive positions of the Commission thereunder; and (8) concentrate its investments in securities of companies in any particular industry as defined in the 1940 Act and the rules and interpretive positions of the SEC thereunder. This description of the Fund’s fundamental investment restrictions is a summary only and to the extent it differs from the discussion of fundamental investment restrictions contained in the Fund’s statement of additional information, the description in the statement of additional information controls.

These restrictions may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund’s outstanding voting shares, although the Fund will give shareholders at least 60 days’ notice of any changes to the Fund’s investment objective. See “Investment Restrictions” on page S-24 of the Fund’s statement of additional information.

Conflicts of Interest

Conflicts of interest may arise from the fact that Calamos and its affiliates carry on substantial investment activities for other clients, in which the Fund does not have an interest, some of which may have similar investment strategies as the Fund. Calamos or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. Calamos or its affiliates may give advice and recommend securities to, or buy or sell securities for, the Fund which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, the Fund’s objective. When two or more clients advised by Calamos or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by Calamos in its discretion and in accordance with the client’s various investment objectives and Calamos’ procedures. In some cases, this system may adversely affect the price or size of the position the Fund may obtain or sell. In other cases, the Fund’s ability to participate in volume transactions may produce better execution for the Fund.

Calamos will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Fund and relevant accounts under management in the context of any particular investment opportunity, the Fund’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Fund’s fees and expenses will differ from those of the other managed accounts. Accordingly, investors should be aware that the Fund’s future performance and future performance of other accounts of Calamos may vary.

Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by Calamos and its affiliates for their other funds or accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Fund or the other accounts, thereby limiting the size of the Fund’s position; (2) the difficulty of liquidating an investment for the Fund or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the 1940 Act.

Calamos and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Fund’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of Calamos that are the same as, different from, or made at a different time than positions taken for the Fund.

Calamos’ investment management fee is a percentage of the Fund’s managed assets, and Calamos’ investment management fee will be higher if the Fund sells additional common shares or employs leverage. Accordingly, Calamos will benefit from the sale of additional common shares, preferred shares, or debt securities and may have an incentive to be more aggressive and leverage the Fund.

LEVERAGE

The Fund may issue preferred shares or debt securities or borrow to increase its assets available for investment. As of April 30, 2018, the Fund had $25.0 million in borrowings outstanding under the SSB Agreement, MRP Shares outstanding with an aggregate liquidation preference of $12.0 million and used approximately $18.0 million of collateral obtained through securities lending arrangements as an offset against borrowings under the SSB Agreement, for a total of $55.0 million of leverage representing 33.2% of managed assets as of that date. The SSB Agreement provides for additional credit availability for the Fund, such that it may borrow up to $55 million. Additional information regarding the Fund’s preferred shares is included below under “Mandatory Redeemable Preferred Shares.”

As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and/or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s total assets measured at the time of borrowing or issuance of the new securities. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act or under any order issued by the SEC.

The holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. The holders of any preferred shares have the right to elect a majority of the Trustees at any time two years’ accumulated dividends on any preferred shares are unpaid.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of the Fund’s holdings. When the Fund leverages its assets, the fees paid to Calamos for investment management services will be higher than if the Fund did not leverage because Calamos’ fees are calculated based on the Fund’s managed assets, which include the proceeds of the issuance of preferred shares or debt securities or any outstanding borrowings. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. The Fund’s Board of Trustees monitors any such potential conflicts of interest on an ongoing basis.

The Fund’s use of leverage is premised upon the expectation that the Fund’s leverage costs will be lower than the return the Fund achieves on its investments with the leverage proceeds. Such difference in return may result from the Fund’s higher credit rating or the short-term nature of its borrowing compared to the lower credit quality, long-term nature of its investments. Because Calamos seeks to invest the Fund’s managed assets (including the assets obtained from leverage) in a portfolio of potentially higher yielding investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of any incremental return but will bear the risk of loss on investments made with the leverage proceeds. Should the differential between the Fund’s return on its investments made with the proceeds of leverage and the cost of the leverage narrow, the incremental return “pick up” will be reduced or the Fund may incur losses. If long-term interest rates rise without a corresponding increase in the yield on the Fund’s portfolio investments or the Fund otherwise incurs losses on its investments, the Fund’s net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•the likelihood of greater volatility in the net asset value and market price of common shares;

•fluctuations in the dividend rates on any preferred shares borne by the Fund or in interest rates on borrowings and short-term debt;

•increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remains fixed.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

Calamos may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits to the Fund’s common shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or debt securities or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of preferred shares involves offering expenses and other costs and may limit the Fund’s freedom to pay dividends on common shares or to engage in other activities. See “Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan — Dividends and Distributions on Common Shares.” The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund will pay (and common shareholders will bear) any costs and expenses relating to any borrowings by the Fund, including the financial leverage described above, as well as any additional leverage incurred as a result of this offering and to the issuance and ongoing maintenance of preferred shares or debt securities (for example, the higher management fee resulting from the use of any such leverage, and interest and/or dividend expense and ongoing maintenance). Net asset value will be reduced immediately following any additional offering of preferred shares or debt securities by the costs of that offering paid by the Fund.

The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the best interests of the Fund, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund has an asset coverage of at least 200% of the liquidation value of the aggregate amount of outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund’s total assets). Under the 1940 Act, the Fund may only issue one class of senior securities representing equity. So long as preferred shares are outstanding, additional senior equity securities must rank on a parity with the preferred shares. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets). Under the 1940 Act, we may only issue one class of senior securities representing indebtedness other than promissory notes or other evidences of indebtedness not intended to be publicly distributed. Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be, except that dividends may be declared upon any preferred shares if such indebtedness has an asset coverage of at least 200% at the time of declaration thereof after deducting the amount of the dividend. This limitation does not apply to certain privately placed debt. In general, the Fund may declare dividends on preferred shares as long as there is asset coverage of 200% after deducting the amount of the dividend. The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict with each other in certain situations. See “Description of Securities — Preferred Shares” and “Certain Provisions of the Agreement and Declaration of Trust and By-Laws, Including Antitakeover Provisions.”

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage and portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. Calamos does not anticipate that these covenants or restrictions would adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Calamos otherwise views as favorable.

The extent to which the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on Calamos’ ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund completed a private placement of 160,000 Series A MRP Shares, 160,000 Series B MRP Shares and 160,000 Series C MRP Shares. Each MRP Share has a liquidation preference of $25.00, resulting in an aggregate liquidation preference of $12.0 million for all MRP Shares. The holders of MRP Shares for the Fund (“MRP Shareholders”) are entitled to receive monthly cash dividends, payable on the first business day (a “Dividend Payment Date”) of each month following issuance. Subject to adjustment as described below under “MRP Shares Dividends,” the dividend rate per annum (the “Applicable Rate”) for each series of MRP Share is as follows:

MRP Shares	Applicable Rate
Series A MRP Shares	3.70%
Series B MRP Shares	4.00%
Series C MRP Shares	4.24%

The MRP Shares have a term redemption date of September 6, 2022 for the Series A MRP Shares, September 6, 2024 for the Series B MRP Shares and September 6, 2027 for the Series C MRP Shares.

The MRP Shares have been assigned a rating of “AA” by Fitch Ratings, Inc (“Fitch”). If the ratings of the MRP Shares are downgraded, the Fund’s dividend expense may increase, as described below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the MRP Shareholders will be entitled to receive a preferential liquidating distribution equal to $25.00 per MRP Share plus accrued and unpaid dividends, after satisfaction of claims of creditors of the Fund, but before any distribution of assets is made to common shareholders.

MRP Shares Dividends. If, on the first day of the monthly dividend period immediately preceding a Dividend Payment Date (each such period a “Dividend Period”), a series of MRP Shares is rated no less than “A” by Fitch (and no less than the equivalent of such rating by some other NRSRO, if any, other than Fitch, providing a rating for the MRP Shares pursuant to the request of the Fund), then the dividend rate for such period (the “Dividend Rate”) will be equal to the Applicable Rate for such series. If, on the first day of a Dividend Period, the credit rating assigned to a series of MRP Shares by Fitch (or some other NRSRO then rating any series of the outstanding MRP Share pursuant to the request of the Fund) is lower than a rating of “A” (or the equivalent of such rating by such other rating agency), the Dividend Rate applicable to such series of outstanding MRP Shares for such Dividend Period shall be the Applicable Rate plus the enhanced dividend amount (which shall not be cumulative) set opposite the lowest of such ratings in the table below:

Fitch Rating	Enhanced Dividend Amount
“A-”	0.5%
“BBB+” to “BBB-”	2.0%
“BB+” or below	4.0%

A 4.0% premium in addition to the Applicable Rate may apply when the Fund fails to maintain a current credit rating, and a 5.0% premium may apply when the Fund fails to make timely payments with regard to the MRP Shares (subject to cure periods in each case).

Limitation on Common Share Distributions. So long as any MRP Shares are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than non-cash distributions) with respect to Fund shares ranking junior to or on parity with the MRP Shares, unless (1) the Fund has satisfied the MRP Shares Overcollateralization Test (as defined below) on at least one “valuation date” in the preceding 65 calendar days, (2) immediately after such transaction the Fund would satisfy the MRP Shares Asset Coverage Test (as defined below), (3) full cumulative dividends on the MRP Shares due on or prior to the date of the transaction have been declared and paid to the MRP Shareholders and (4) the Fund has redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption or deposited sufficient monies with the Fund’s paying agent for that purpose, subject to certain grace periods and exceptions.

MRP Shares Asset Coverage Test: Asset coverage with respect to all outstanding senior securities and preferred shares, including the MRP Shares, determined in accordance with Section 18(h) of the 1940 Act, on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of determination, must be greater than or equal to 225%.

MRP Shares Overcollateralization Test: So long as Fitch or any other NRSRO is then rating any series of the outstanding MRP Shares pursuant to the request of the Fund, satisfaction of only those overcollateralization ratios applicable to closed-end fund issuers with the same rating(s) as the Fund’s MRP Shares’ then-current rating(s) issued by Fitch or such other NRSRO by application of the applicable rating agency guidelines.

The terms of the MRP Shares and rights and preferences of the MRP Shareholders are set forth in the Statement of Preferences of Series A Mandatory Redeemable Preferred Shares, Series B Mandatory Redeemable Preferred Shares and Series C Mandatory Redeemable Preferred Shares of the Fund (the “Statement of Preferences”).

Redemption. The terms of the MRP Shares provide that: (i) the Fund may redeem the MRP Shares at its option at the liquidation preference plus accrued and unpaid dividends and plus a make-whole premium, subject to notice and other requirements; (ii) the Fund is required to redeem the MRP Shares upon failure to satisfy the MRP Shares Asset Coverage Test (tested monthly) or MRP Shares Overcollateralization Test (tested weekly), subject to cure periods; and (iii) the Fund is required to redeem the MRP Shares on the term redemption date of September 6, 2022 for the Series A MRP Shares, September 6, 2024 for the Series B MRP Shares and September 6, 2027 for the Series C MRP Shares.

Voting Rights. Except as otherwise required in the prospectus, the governing documents of the Fund, or as otherwise required by applicable law, the Fund’s preferred shareholders, including the MRP Shareholders, have one vote per share and vote together with the Fund’s common shareholders as a single class. The 1940 Act grants the holders of preferred stock the right to elect at least two Trustees at all times (the “Preferred Share Trustees”) and the remaining Trustees will be elected by the holders of common stock and preferred stock voting as a single class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRP Shares outstanding, the MRP Shareholders have agreed to vote in accordance with the recommendation of the Board of Trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

In connection with the issuance of the MRP Shares, William R. Rybak and Stephen B. Timbers were designated by the Board of Trustees as the Preferred Share Trustees of the Fund. As of April 30, 2018, there were four other Trustees of the Fund, Ms. Breen and Messrs. Calamos, Neal, Tripple. See “Management of the Fund” in the Fund’s statement of additional information. The Fund’s preferred shareholders, including the MRP Shareholders, are entitled to elect a majority of the Trustees of the Fund during any period when (i) at least two years’ accumulated dividends on the preferred stock are due and unpaid or (ii) the preferred shares are otherwise entitled under the 1940 Act to elect a majority of the Trustees of the Fund. The MRP Shareholders have certain additional customary voting rights pursuant to the MRP Shares governing documents and the 1940 Act.

The summary information regarding the MRP Shares contained herein is qualified in its entirety by reference to the Statement of Preferences and other documents related to the terms and conditions and the offering of the MRP Shares.

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $55.0 million. As of April 30, 2018, the Fund had utilized $43 million of the $55.0 million available under the SSB Agreement ($25 million in borrowings outstanding, and $18 million in structural leverage consisting of collateral received from SSB in connection with securities on loan). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus 0.80%, payable monthly in arrears. Interest on overdue amounts or interest on the drawn amount paid during an event of default will be charged at Overnight LIBOR plus 2.8%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of April 30, 2018, the interest rate charged under the SSB Agreement was 2.50%.

The Fund’s MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Share as follows (subject to adjustment as described above in “Mandatory Redeemable Preferred Shares”): 3.70% for Series A MRP Shares, 4.00% for Series B MRP Shares and 4.24% for Series C MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including “net income” payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on April 30, 2018, the Fund’s portfolio would need to experience an annual return of 0.97% (before giving effect to expenses associated with senior securities).

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares, including the MRP Shares, or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by rating agencies or covenants with respect to any preferred shares or short term debt instruments it issues. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Because Calamos’ investment management fee is a percentage of the Fund’s managed assets, Calamos’ fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. Any additional use of leverage by the Fund effected through new, additional or increased credit facilities or the issuance of preferred shares would require approval by the Board of Trustees of the Fund.

The following table illustrates the hypothetical effect on the return to a holder of the Fund’s common shares of the leverage obtained by us (and utilized on April 30, 2018). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share Return(1)	(16.46%)	(8.96%)	(1.46%)	6.04%	13.54%

(1)Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on April 30, 2018 of 2.50%, and dividend expense on the MRP Shares.

For further information about leveraging, see “Risk Factors — Fund Risks — Leverage Risk.”

INTEREST RATE TRANSACTIONS

In order to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund, if Calamos deems market conditions favorable, may enter into over-the-counter interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses on its leverage. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate of any variable rate payment obligation on the Fund’s leverage. The payment obligations would be based on the notional amount of the swap.

The Fund may use an interest rate cap, which would require it to pay a premium to the counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the excess amount based on a stated notional amount. There can be no assurance that the Fund will use interest rate transactions or that, if used, their use will be beneficial to the Fund.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent that there is a decline in interest rates for maturities equal to the remaining maturity on the Fund’s fixed rate payment obligation under the interest rate swap or equal to the remaining term of the interest rate cap, the value of the swap or cap could decline, and could result in a decline in the net asset value of the common shares. If, on the other hand, such rates were to increase, the value of the swap or cap could increase, and thereby increase the net asset value of the common shares.

In addition, if the short-term interest rates effectively received by the Fund during the term of an interest rate swap are lower than the Fund’s fixed rate of payment on the swap, the swap will increase the Fund’s operating expenses and reduce common share net earnings. For example, if the Fund were to enter into one or more interest rate swaps in a notional amount equal to 75% of its outstanding margin loan under which the Fund would receive a short-term swap rate of 1.44% and pay a fixed swap rate of 2.34% over the term of the swap, the swap would effectively increase Fund expenses and reduce Fund common share net earnings by approximately 0.25% as a percentage of net assets attributable to common shareholders and approximately 0.17% as a percentage of managed assets. If, on the other hand, the short-term interest rates effectively received by the Fund are higher than the Fund’s fixed rate of payment on the interest rate swap, the swap would enhance common share net earnings. The example above is purely for illustrative purposes and is not predictive of the actual percentage of the Fund’s leverage that will be hedged by a swap, the actual fixed rates that the Fund will pay under the swap (which will depend on market interest rates for the applicable maturities at the time the Fund enters into swaps) or the actual short-term rates that the Fund will receive on any swaps (which fluctuate frequently during the term of the swap, and may change significantly from initial levels), or the actual impact such swaps will have on the Fund’s expenses and common share net earnings.

Buying interest rate caps could enhance the performance of the Fund’s common shares by limiting certain leverage expenses. Buying interest rate caps could also increase the operating expenses of the Fund and decrease the net earnings of the common shares in the event that interest rates decline or stay the same or the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay on its preferred shares due to increases in short-term interest rates during the term of the cap had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund will monitor any interest rate swaps or caps with a view to ensuring that it remains in compliance with the federal income tax requirements for qualification as a regulated investment company.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps and caps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

The Fund will not enter into an interest rate swap or cap transaction with any counterparty that Calamos believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, Calamos will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s common shares.

When preferred shares are outstanding, the Fund may choose or be required to redeem some or all preferred shares or prepay any borrowings. This redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund.

FORWARD CURRENCY EXCHANGE TRANSACTIONS

The Fund may use forward currency exchange contracts. Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

Forward currency exchange transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies and the U.S. dollar. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described in the statement of additional information under “Investment Objective and Policies — Synthetic Foreign Money Market Positions.” Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in “speculative” currency exchange transactions.

If the Fund enters into a forward contract, the Fund’s custodian will segregate liquid assets of the Fund having a value equal to the Fund’s commitment under such forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions.

RISK FACTORS

Investing in any of our securities involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in any of our securities you should consider carefully the following risks, as well as any risk factors included in the applicable prospectus supplement.

Fund Risks

General. The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests primarily in a diversified portfolio of common and preferred stocks, convertible securities and income-producing securities such as investment grade and below investment grade debt securities. An investment in the Fund’s common shares may be speculative and it involves a high degree of risk. The Fund is not a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments. The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade.

Debt Securities Risk. The Fund may invest in debt securities, including corporate bonds and high yield securities. In addition to the risks described elsewhere in this prospectus (such as high yield securities risk and interest rate risk), debt securities are subject to certain additional risks, including issuer risk and reinvestment risk. Issuer risk is the risk that the value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common shares or the overall return of the Fund.

High Yield Securities Risk. The Fund may invest in high yield securities of any rating. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•greater risk of loss due to default or declining credit quality;

•adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Securities rated below investment grade are speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of such securities. A rating of “Ba1” from Moody’s means that the issue so rated can have speculative elements and is subject to substantial credit risk. Standard & Poor’s assigns a rating of “BB+” to issues that are less vulnerable to nonpayment than other speculative issues, but nonetheless subject to major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. A rating of “C” from Moody’s means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor’s assigns a rating of “C” to issues that are currently highly vulnerable to nonpayment, and the “C” rating may be used to cover a situation in which a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a “C” rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See the statement of additional information for a description of Moody’s and Standard & Poor’s ratings.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated since the inception of the Fund as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of high yield issuers in those industries to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund’s net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

If the Fund invests in high yield securities that are rated “C” or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Foreign Securities Risk. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. See also “— Emerging Markets Risk” below. These risks may include:

•less information may be available about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices in foreign jurisdictions;

•many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices, it considers reasonable;

•an adverse effect of currency exchange rate changes or controls on the value of the Fund’s investments;

•the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

•economic, political and social developments may adversely affect the securities markets in foreign jurisdictions, including expropriation and nationalization;

•the difficulty in obtaining or enforcing a court judgment in non-U.S. countries;

•restrictions on foreign investments in non-U.S. jurisdictions;

•difficulties in effecting the repatriation of capital invested in non-U.S. countries;

•withholding and other non-U.S. taxes may decrease the Fund’s return; and

•dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

Economies and social and political conditions in individual countries may differ unfavorably from those in the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. Unanticipated political or social developments may also affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.

Based upon the Fund’s test for determining whether an issuer is a “foreign issuer” as described above, it is possible that an issuer of securities in which the Fund invests could be organized under the laws of a foreign country, yet still conduct a substantial portion of its business in the U.S. or have substantial assets in the U.S. In this case, such a “foreign issuer” may be subject to the market conditions in the U.S. to a greater extent than it may be subject to the market conditions in the country of its organization. See “— Non-U.S. Government Obligation Risk.”

Emerging Markets Risk. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economics of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could adversely affect the value of the Fund’s investments and hurt those countries’ economies and securities markets.

Currency Risk. The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Interest Rate Risk. Fixed income securities, including high yield securities, are subject to certain common risks, including:

•if interest rates go up, the value of debt securities in the Fund’s portfolio generally will decline;

•during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the estimated period until the security is paid in full and reduce the value of the security. This is known as extension risk;

•rising interest rates could result in an increase in the cost of the Fund’s leverage and could adversely affect the ability of the Fund to meet asset coverage requirements with respect to leverage; and

•the risks associated with rising interest rates may be particularly acute in the current market environment because market interest rates currently are at historically low levels. However, continued economic recovery, the end of the Federal Reserve Board’s quantitative easing program, and an increased likelihood of a rising interest rate environment increase the risk that interest rates will continue to rise in the near future.

Non-U.S. Government Obligation Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers.

Leverage Risk. As of April 30, 2018, the Fund has leverage in the form of borrowings under the SSB Agreement and outstanding MRP Shares. Leverage is the potential for the Fund to participate in gains and losses on an amount that exceeds the Fund’s investment. The borrowing of money or issuance of debt securities and preferred shares represents the leveraging of the Fund’s common shares. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and/or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s total assets. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act. See “Leverage.”

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•the likelihood of greater volatility of net asset value and market price of the Fund’s common shares;

•fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

•increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred shares remain fixed.

The Fund’s use of leverage is premised upon the expectation that the Fund’s preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or debt securities or borrowing. Such difference in return may result from the Fund’s higher credit rating or the short-term nature of its borrowing compared to the lower credit quality, long-term nature of its investments. Because Calamos seeks to invest the Fund’s managed assets (including the assets obtained from leverage) in a portfolio of potentially higher yielding investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return but will bear the risk of loss on investments made with the leverage proceeds. Should the differential between the Fund’s return on its investments made with the proceeds of leverage and the cost of the leverage narrow, the incremental return “pick up” will be reduced or the Fund may incur losses. If long-term interest rates rise without a corresponding increase in the yield on the Fund’s portfolio investments or the Fund otherwise incurs losses on its investments, the Fund’s net asset value attributable to its common shareholders will reflect the decline in the value of portfolio holdings resulting therefrom.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by rating agencies or covenants with respect to any preferred shares or short-term debt instruments it issues. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

If the Fund’s ability to make dividends and distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company and to reduce or eliminate tax at the Fund level, which would have adverse tax consequences for common shareholders. To the extent that the Fund is required, in connection with maintaining 1940 Act asset coverage requirements or otherwise, or elects to redeem any preferred shares or debt securities or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to common shareholders.

Because Calamos’ investment management fee is a percentage of the Fund’s managed assets, Calamos’ fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. Any additional use of leverage by the Fund effected through new, additional or increased credit facilities or the issuance of preferred shares would require approval by the Board of Trustees of the Fund. In considering whether to approve the use of additional leverage through those means, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage would be in the best interests of the Fund, including information regarding any potential conflicts of interest.

Default Risk. Default risk refers to the risk that a company that issues a convertible or debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater its default risk. As a result, the Fund may incur cost and delays in enforcing its rights against the issuer.

Liquidity Risk. The Fund may invest up to 15% of its managed assets in securities that, at the time of investment, are illiquid (i.e., securities that cannot be disposed of within 7 days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest without limit in Rule 144A Securities. Calamos, under the supervision of the Board of Trustees, will determine whether securities purchased under Rule 144A are illiquid (that is, not readily marketable) and thus subject to the Fund’s limit of investing no more than 15% of its managed assets in illiquid securities. Investments in Rule 144A Securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these Rule 144A Securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos’ judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value tends to increase as prevailing interest rate levels decline.

However, a convertible security’s market value will also be influenced by its “conversion price,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. A convertible security’s conversion price tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases. As the market price of the underlying common stock declines such that the conversion price is substantially below the investment value of the convertible security, the price of the convertible security tends to be influenced more by the yield of the convertible security and changes in interest rates. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the price of the convertible security tends to be influenced more by the market price of the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders.

Synthetic Convertible Instrument Risk. The value of a synthetic convertible instrument may respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate instruments, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. Synthetic convertible instruments created by other parties have the same attributes of a convertible security; however, the issuer of the synthetic convertible instrument assumes the credit risk associated with the investment, rather than the issuer of the underlying equity security into which the instrument is convertible. Investing in synthetic convertible instruments also involves the risk that the Fund does not achieve the investment exposure desired by Calamos. The Fund remains subject to the credit risk associated with the counterparty creating the synthetic convertible instrument.

Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund’s ability to utilize options successfully will depend on Calamos’ ability to predict pertinent market movements, which cannot be assured.

The Fund may sell options on individual securities and securities indices. All calls sold by the Fund must be “covered.” Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. In addition, a loss on a call option sold may be greater than the premium received.

Forward Currency Exchange Contracts Risk. Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward currency exchange transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

Tax Risk. The Fund may invest in certain securities, such as certain convertible and high yield securities, for which the federal income tax treatment may not be clear or may be subject to re-characterization by the IRS. It could be more difficult for the Fund to comply with certain federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments was successfully challenged by the IRS. See “Certain Federal Income Tax Matters.”

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

Management Risk. Calamos’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

Antitakeover Provisions. The Fund’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. Holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. See “Description of Securities — Preferred Shares” and “Certain Provisions of the Agreement and Declaration of Trust and By-Laws, Including Antitakeover Provisions.” The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict, including conflicts that relate to the fees and expenses of the Fund. For more information on potential conflicts of interest between holders of common shares and holders preferred shares, see “Leverage Risk” above.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the U.S. economy or any foreign economy. High yield securities tend to be more volatile than higher rated debt securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities than on higher rated securities.

Counterparty and Settlement Risk. Trading options, futures contracts, swaps and other derivative financial instruments entails credit risk with respect to the counterparties. Such instruments when traded over the counter do not include the same protections as may apply to trading derivatives on organized exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom it trades securities. This risk may be heightened during volatile market conditions. Settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries thus increasing the risks. In the past, broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although Calamos monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Material exposure to a single or small group of counterparties increases the Fund’s counterparty risk.

Recent Market Events. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars and terror attacks), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasigovernmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

Following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate low. More recently, the Federal Reserve has terminated certain of its market support activities and began raising interest rates. The withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, the Portfolio may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. These policy changes may reduce liquidity for certain of the Portfolio’s investments, causing the value of the Portfolio’s investments and share price to decline. To the extent the Portfolio experiences high redemptions because of these policy changes, the Portfolio may experience increased portfolio turnover, which will increase the costs that the Portfolio incurs and may lower the Portfolio’s performance.

Continuing uncertainty as to the status of the Euro and the European Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. In June 2016, the United Kingdom approved a referendum to leave the European Union (“EU”).

On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the EU. As a result, the United Kingdom will remain a member state, subject to European law, with privileges to provide services under the single market directives for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the EU may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the EU. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

As a result of political and military actions undertaken by Russia, the U.S. and the EU have instituted sanctions against certain Russian officials and companies. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia.

In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. See “Risk Factors — Fund Risks — Recent Market Events.”

Additional Risks to Common Shareholders

Generally, an investment in common shares is subject to the following risks:

Interest Rate Transactions Risk. The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund.

Depending on the state of interest rates in general, the Fund’s use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the performance of the common shares.

If the Fund fails to maintain a required 200% asset coverage of the liquidation value of any preferred shares or if the Fund loses its rating on its preferred shares or fails to maintain other covenants with respect to the preferred shares, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any debt securities or other borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

Reduction of Leverage Risk. We have previously taken, and may in the future take, action to reduce the amount of leverage employed by the Fund. Reduction of the leverage employed by the Fund, including by redemption of preferred shares, will in turn reduce the amount of assets available for investment in portfolio securities. This reduction in leverage may negatively impact our financial performance, including our ability to sustain current levels of distributions on common shares.

The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the best interests of the Fund, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure.

Market Impact Risk. The sale of our common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common shares. An increase in the number of common shares available may put downward pressure on the market price for our common shares. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.

Diminished Voting Power and Excess Cash Risk. The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk. The Fund’s common shares have traded both at a premium and at a discount in relation to net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade above net asset value. The risk of the common shares trading at a discount is a risk separate from the risk of a decline in the Fund’s net asset value as a result of investment activities. The Fund’s net asset value may be reduced immediately following this offering by the offering costs for common shares or other securities, which will be borne entirely by all common shareholders.

Whether shareholders will realize a gain or loss upon the sale of the Fund’s common shares depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the public offering price for the common shares.

Additional Risks to Senior Security Holders

Additional risks of investing in senior securities include the following:

Generally, an investment in preferred shares (including exchange-listed preferred shares) or debt securities (collectively, “senior securities”) is subject to the following risks:

Interest Rate Risk. Rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for the senior securities. Rising market interest rates could also reduce the value of the Fund’s senior securities.

Senior Leverage Risk. Preferred shares will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to any series of preferred shares unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though potentially with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, we may alter our portfolio or redeem the senior security. We may voluntarily redeem senior securities under certain circumstances.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.

Decline in Net Asset Value Risk. A material decline in our NAV may impair our ability to maintain required levels of asset coverage for outstanding borrowings or any debt securities or preferred shares.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could cause the remaining shareholders in the Fund to lose money.

Secondary Market Risk. The market value of exchange-listed preferred shares that the Fund may issue will be determined by factors such as the relative demand for and supply of the preferred shares in the market, general market conditions and other factors beyond the control of the Fund. It may be difficult to predict the trading patterns of preferred shares, including the effective costs of trading. There is a risk that the market for preferred shares may be thinly traded and relatively illiquid compared to the market for other types of securities.

Market Discount Risk. The market price of exchange-listed preferred shares that the Fund may issue may also be affected by such factors as the Fund’s use of leverage, dividend stability, portfolio credit quality, liquidity, and the Fund’s dividends paid (which are, in turn, affected by expenses), call protection for portfolio securities and interest rate movements.

Early Redemption Risk. The Fund may voluntarily redeem preferred shares or may be forced to redeem preferred shares to meet regulatory requirements and the asset coverage requirements of the preferred shares. Such redemptions may be at a time that is unfavorable to holders of the preferred shares.

MANAGEMENT OF THE FUND

Trustees and Officers

The Fund’s Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund’s operations. Currently, there are six Trustees of the Fund, one of whom is an “interested person” of the Fund (as defined in the 1940 Act) and five of whom are not “interested persons.” The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the statement of additional information.

Investment Adviser

The Fund’s investments are managed by Calamos, 2020 Calamos Court, Naperville, Illinois. On April 30, 2018, Calamos managed approximately $21.8 billion in assets of individuals and institutions. Calamos is a wholly owned subsidiary of Calamos Investments LLC (“CILLC”). Calamos Asset Management, Inc. (“CAM” or the “Company”) is the sole manager of CILLC and a wholly owned subsidiary of Calamos Partners LLC (“CPL” or “Parent”). As of April 30, 2018, approximately 22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by CPL. CPL was owned by Calamos Family Partners, Inc. (“CFP”), John P. Calamos, Sr. and John S. Koudounis. CFP was owned by members of the Calamos family, including John P. Calamos Sr.

Calamos has been named as a defendant in a complaint captioned Chill v. Calamos Advisors LLC, et al., which was filed in the United States District Court for the Southern District of New York on February 11, 2015 (the “Complaint”). The Complaint, which was filed by two shareholders of an open-end investment company advised by Calamos, also names as a defendant Calamos Financial Services LLC (Calamos and Calamos Financial Services LLC are referred to as the “Defendants”). The Complaint alleges that Calamos breached its fiduciary duty under Section 36(b) of the 1940 Act with respect to its receipt of advisory fees paid by the open-end investment company, and that the Defendants breached their fiduciary duties under Section 36(b) with respect to the receipt of distribution and servicing fees paid by the open-end investment company. The Complaint, which the plaintiffs purport to bring on behalf of the open-end investment company, does not relate to the Fund. The Complaint requests relief in the form of (i) a declaration that the Defendants violated Section 36(b) of the 1940 Act, (ii) permanent enjoinment of the Defendants from further violating Section 36(b), (iii) compensatory damages, including repayment of excessive investment advisory fees and distribution fees, (iv) rescinding such open-end investment company’s investment management agreement and distribution plan and (v) reasonable costs. In April 2017, the parties stipulated to the dismissal, with prejudice, of plaintiffs’ claims that alleged excessive Rule 12b-1 distribution fees and extraction of additional compensation for investment advisory services. As a result, Calamos Financial Services LLC was dismissed from this lawsuit. The stipulation was not the result of a settlement or compromise or the payment of any consideration by Defendants to plaintiffs or plaintiffs’ counsel.

The Defendants believe that the Complaint is without merit, and intend to defend themselves vigorously against the allegations. Calamos also believes that the Complaint will not have a material adverse effect on the ability of Calamos to perform its obligations under its investment management agreement with the Fund.

On January 10, 2017, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Parent, a Delaware limited liability company, and CPCM Acquisition, Inc., a Delaware corporation (“Offeror”) and wholly owned subsidiary of Parent, pursuant to which, among other things, (i) Offeror and Parent agreed to make a cash tender offer (the “Offer”) to purchase all of the outstanding shares of CAM’s Class A Common Stock, par value $0.01 per share (the “Shares”), at a purchase price of $8.25 per Share in cash (the “Offer Price”) and (ii) after the completion of the Offer and subject to the satisfaction or waiver of certain conditions, the Offeror would be merged with and into CAM, with CAM continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). On February 21, 2017, pursuant to the Merger Agreement, Offeror merged with and into CAM, with CAM continuing as the surviving entity and a wholly-owned subsidiary of Parent. The Merger was effected pursuant to Section 251(h) of the General Corporation Law of the State of Delaware pursuant to which no stockholder vote was required to consummate the Merger. Each outstanding Share that was not tendered and accepted pursuant to the Offer (other than Shares held in the treasury of the Company, or that were owned at the commencement of the Offer by Offeror and certain of its affiliates, or owned by any stockholder that properly demanded and perfected appraisal rights) was cancelled and converted into the right to receive cash consideration (without interest) in an amount equal to the Offer Price. The following litigation is pending and relates to the Merger.

In Re Calamos Asset Management, Inc. Stockholder Litigation, Consolidated, C.A. No. 2017-0058 (Court of Chancery, State of Delaware) – In July 2017 five previously filed and outstanding putative stockholder class action lawsuits were consolidated into a single action. The operative Complaint in the Consolidated Action was filed in May 2017 and was titled, Schechter, et al. v. John P. Calamos, Sr., John Koudounis, Calamos Family Partners LLC, Calamos Partners, LLC and CPCM Acquisition, Inc., C.A. No. 2017-0356 (Court of Chancery, State of Delaware). The operative Complaint alleges, among other things, that in developing, negotiating, and carrying out the Offer and the Merger, the defendants exploited their control of CAM, breached the fiduciary duties they owed to CAM and its shareholders, and deprived CAM’s stockholders of fair consideration for their shares. The alleged breaches of duty include preventing CAM’s Special Committee (comprised of CAM’s independent board members) from negotiating with the defendants at arm’s length; withholding material information about CAM’s financial prospects from the Special Committee and CAM stockholders; and knowingly depressing CAM’s stock price during the period leading up to the Offer. Similar allegations are made separately against Messrs. Calamos and Koudounis, who also are alleged to have breached their fiduciary duties as directors and officers of CAM. The Complaint seeks to certify a class of plaintiffs consisting of plaintiffs and all other former holders of CAM’s Class A stock (except for the defendants and their affiliates and successors in interest), and the Complaint seeks to recover for the putative class members certain rescissory and compensatory damages in an amount to be proven at trial, as well as pre- and post-judgment interest and reasonable attorneys’ and experts’ fees. CAM believes that the plaintiff’s allegations are without merit and expects that the defendants will defend against them vigorously.

In Re Appraisal of Calamos Asset Management, Inc., Consolidated C.A. No. 2017-0139-JTL (Court of Chancery, State of Delaware) — In August 2017 two previously filed and outstanding appraisal actions were consolidated into a single action. The operative Complaint in the Consolidated Action was filed in February 2017 in the Court of Chancery of the State of Delaware and was titled The Mangrove Partners Master Fund, Ltd v. Calamos Asset Management, Inc., C.A. No. 2017-0139. The operative Complaint seeks an appraisal under Section 262 of the General Corporation Law of the State of Delaware (“DGCL”). The Mangrove Partners Master Fund, Ltd. (“Mangrove”) alleges it is the beneficial owner of 2,767,490 Class A common stock of CAM. Fair Value Investments, Inc., the other appraisal petitioner, and together with Mangrove (the “Petitioners”), alleges it is the beneficial owner of 100 Class A common stock of CAM. The Petitioners allege that each properly demanded appraisal as to said shares and that Section 262 of the DGCL entitles Petitioners to direct payment by CAM of the fair value of Petitioners’ shares with interest and an award of costs, including attorneys’ fees and experts’ fees. CAM believes that the Petitioner’s allegations are without merit and will defend against them vigorously.

Investment Management Agreement

Subject to the overall supervision and review of the Board of Trustees, Calamos provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund. In addition, Calamos furnishes for use of the Fund such office space and facilities as the Fund may require for its reasonable needs, supervises the Fund’s business and affairs and provides the following other services on behalf of the Fund and not provided by persons not a party to the investment management agreement: (a) preparing or assisting in the preparation of reports to and meeting materials for the Trustees; (b) supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; (c) assisting in the preparation and making of filings with the Commission and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, registration statements on Form N-2 and amendments thereto, and reports on Form N-SAR and Form N-CSR; (d) overseeing the tabulation of proxies by the Fund’s transfer agent; (e) assisting in the preparation and filing of the Fund’s federal, state and local tax returns; (f) assisting in the preparation and filing of the Fund’s federal excise tax return pursuant to Section 4982 of the Internal Revenue Code of 1986 as amended (the “Code”); (g) providing assistance with investor and public relations matters; (h) monitoring the valuation of portfolio securities and the calculation of net asset value; (i) monitoring the registration of shares of beneficial interest of the Fund under applicable federal and state securities laws; (j) maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund’s custodian or other agents of the Fund; (k) assisting in establishing the accounting policies of the Fund; (l) assisting in the resolution of accounting issues that may arise with respect to the Fund’s operations and consulting with the Fund’s independent accountants, legal counsel and the Fund’s other agents as necessary in connection therewith; (m) reviewing the Fund’s bills; (n) assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and (o) otherwise assisting the Fund as it may reasonably request in the conduct of the Fund’s business, subject to the direction and control of the Trustees.

Under the investment management agreement, the Fund pays to Calamos a fee based on the average weekly managed assets that is computed weekly and paid on a monthly basis. The fee paid by the Fund is at the annual rate of 1.00% of average weekly managed assets. Because the fees paid to Calamos are determined on the basis of the Fund’s managed assets, the amount of management fees paid to Calamos when the Fund uses leverage will be higher than if the Fund did not use leverage. Therefore, Calamos has a financial incentive to use leverage, which creates a conflict of interest between Calamos and the Fund’s common shareholders. A discussion regarding the basis of the approval of the Investment Management Agreement is available in the Fund’s annual report for the year ended October 31, 2017.

Under the terms of its investment management agreement, except for the services and facilities provided by Calamos as set forth therein, the Fund shall assume and pay all expenses for all other Fund operations and activities and shall reimburse Calamos for any such expenses incurred by Calamos. The expenses borne by the Fund shall include, without limitation: (a) organization expenses of the Fund (including out-of-pocket expenses, but not including Calamos’ overhead or employee costs); (b) fees payable to Calamos; (c) legal expenses; (d) auditing and accounting expenses; (e) maintenance of books and records that are required to be maintained by the Fund’s custodian or other agents of the Fund; (f) telephone, telex, facsimile, postage and other communications expenses; (g) taxes and governmental fees; (h) fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations and the expense of attendance at professional meetings of such organizations; (i) fees and expenses of accounting agents, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; (j) payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (k) expenses of preparing share certificates; (l) expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; (m) expenses relating to investor and public relations provided by parties other than Calamos; (n) expenses and fees of registering or qualifying shares of beneficial interest of the Fund for sale; (o) interest charges, bond premiums and other insurance expenses; (p) freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; (q) the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of Calamos; (r) brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; (s) expenses of printing and distributing reports, notices and dividends to shareholders; (t) expenses of preparing and setting in type, printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto; (u) costs of stationery; (v) any litigation expenses; (w) indemnification of Trustees and officers of the Fund; (x) costs of shareholders’ and other meetings; (y) interest on borrowed money, if any; and (z) the fees and other expenses of listing the Fund’s shares on the NASDAQ or any other national stock exchange.

Portfolio Managers

John P. Calamos, Sr. During the past five years, John P. Calamos, Sr. has been President, Trustee and Co-Portfolio Manager of the Fund since inception and for Calamos: Founder, Chairman and Global CIO since August 2016; Chairman and Global CIO from April to August 2016; Chairman, Chief Executive Officer and Global Co-CIO between April 2013 and April 2016; Chief Executive Officer and Global Co-CIO between August 2012 and April 2013; and Chief Executive Officer and Co-CIO prior thereto.

Dennis Cogan. Dennis Cogan joined Calamos in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst.

R. Matthew Freund. R. Matthew Freund joined Calamos in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010.

John Hillenbrand. John Hillenbrand joined Calamos in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015 he was a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst.

Nick Niziolek. Nick Niziolek joined Calamos in March 2005 and has been a Co-CIO, Head of International and Global Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between August 2013 and September 2015, he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst.

Eli Pars. Eli Pars joined Calamos in May 2013 and has been a Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012.

Jon Vacko. Jon Vacko joined Calamos in 2000 and has been a Senior Co-Portfolio Manager since September 2015. Previously, he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013.

Joe Wysocki. Joe Wysocki joined Calamos in October 2003 and since March 2015 is a Co-Portfolio Manager. Previously, Mr. Wysocki was a sector head from March 2014 to March 2015. Prior thereto, he was a Co-Portfolio Manager from March 2013 to March 2014. Between February 2007 and March 2013 he was a senior strategy analyst.

Calamos employs a “team of teams” approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of Calamos’ Investment Committee, made up of the Global CIO, the Co-CIO team, the Head of Global Trading and Investment Risk Management, and the Director of Research. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•Promotes collaboration between teams; and

•Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•Form the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.

•Establish firm-wide secular and cyclical themes for review.

•Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•Review firm-wide, portfolio and individual security liquidity constraint.

•Evaluate firm-wide and portfolio investment performance.

•Evaluate firm-wide and portfolio hedging policies and execution.

•Evaluate enhancements to the overall investment process.

John P. Calamos, Sr., Founder, Chairman and Global CIO, is responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. R. Matthew Freund, John Hillenbrand, Nick Niziolek, Eli Pars, and Jon Vacko are each Sr. Co-Portfolio Managers, and Dennis Cogan and Joe Wysocki are each Co-Portfolio Managers. Paul Mitchell, Director of Research, is responsible for developing and enhancing both fundamental and quantitative research processes and resources, working in partnership with senior investment personnel.

For over 20 years, the Calamos portfolio management team has managed money for their clients in convertible, high yield and global strategies. Furthermore, Calamos has extensive experience investing in foreign markets through its convertible securities and high yield securities strategies. Such experience has included investments in established as well as emerging foreign markets. The Fund’s statement of additional information provides additional information about the Co-Portfolio Managers, including other accounts they manage, their ownership in the Calamos Family of Funds and their compensation.

Fund Accounting

Under the arrangements with State Street to provide fund accounting services, State Street provides certain administrative and accounting services to the Fund and such other funds advised by Calamos that may be part of those arrangements (the Fund and such other funds are collectively referred to as the “Calamos Funds”) as described more fully in the statement of additional information. For the services rendered to the Calamos Funds, State Street receives fees based on the combined managed assets of the Calamos Funds (“Combined Assets”). Each fund of the Calamos Funds pays its pro-rata share of the fees payable to State Street described below based on relative managed assets of each fund. State Street receives a fee at the annual rate of 0.005% for the first $20.0 billion of Combined Assets, 0.004% for the next $10.0 billion of Combined Assets and 0.003% for the Combined Assets in excess of $30.0 billion. Because the fees payable to State Street are based on the managed assets of the Calamos Funds, the fees increase as the Calamos Funds increase their leverage.

In addition, pursuant to an agreement, Calamos is obligated to provide certain other financial accounting services to the Calamos Funds described more fully in the statement of additional information. For those services, Calamos receives a fee at the annual rate of 0.0175% on the first $1 billion of Combined Assets; 0.0150% on the next $1 billion of Combined Assets; and 0.0110% on Combined Assets above $2 billion (“financial accounting service fee”). Each fund of the Calamos Funds will pay its pro rata share of the financial accounting service fee to Calamos based on the fund’s portion of the Combined Assets.

CLOSED-END FUND STRUCTURE

The Fund is a diversified, closed-end management investment company (commonly referred to as a closed-end fund) which commenced investment operations in October 2005. Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. From time to time, the Fund may engage in a continuous at the market offering of its common shares as described in the applicable prospectus supplement. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. To the extent the common shares do trade at a discount, the Fund’s Board of Trustees may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but may not have any long-term effect on the level of any discount. We cannot guarantee or assure, however, that the Fund’s Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund. Conversion of the Fund to an open-end mutual fund would require an amendment to the Fund’s Declaration of Trust. Such an amendment would require the favorable vote of the holders of at least 75% of the Fund’s outstanding shares (including any preferred shares) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment were previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the By-laws), and, assuming preferred shares are issued, the affirmative vote of a majority of outstanding preferred shares, voting as a separate class.

CERTAIN FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders and noteholders (as the case may be). The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. The specific terms of preferred shares and debt securities may result in different tax consequences to holders than those described herein. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders and noteholders (including shareholders and noteholders subject to special tax rules and shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences applicable to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets. More detailed information regarding the federal income tax consequences of investing in our securities is in the statement of additional information.

Federal Income Taxation of the Fund

The Fund has elected to be treated, and intends to qualify and to be eligible to be treated each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains timely distributed to shareholders. In to order qualify and be eligible for treatment as a regulated investment company, the Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. The Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses, taking into account any capital loss carryforwards and certain net foreign currency exchange gains, less certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss, taking into account any capital loss carryforwards), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner in amounts necessary to avoid the excise tax and accordingly does not expect to be subject to this tax.

If, for any taxable year, the Fund were not to qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated in the same manner as a regular corporation subject to U.S. federal income tax and distributions to its shareholders would not be deducted by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and noncorporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation.

The Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

From time to time, a substantial portion of the Fund’s investments in loans and other debt obligations could be treated as having market discount and/or “original issue discount” (“OID”) for U.S. federal income tax purposes, which, in some cases, could be significant and could cause the Fund to recognize income in respect of these investments before or without receiving cash representing such income. If so, the Fund could be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, the Fund could be required at times to liquidate investments (including at potentially disadvantageous times or prices) in order to satisfy its distribution requirements or to avoid incurring Fund-level U.S. federal income or excise taxes. If the Fund liquidates portfolio securities to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and avoid becoming subject to U.S. federal income or excise tax.

The Fund is permitted to carry forward net capital losses to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) increase ordinary income distributions, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (v) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vi) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and (vii) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

It is possible that the Fund’s use of derivatives and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, will produce a difference between its book income and the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify for treatment as a regulated investment company and to eliminate Fund-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and its net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining current or accumulated earnings and profits (including earnings and profits arising from tax-exempt income), if any, (ii) thereafter, as a return of capital to the extent of the recipient’s adjusted tax basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Dividends, interest, proceeds and gains received by the Fund on foreign securities may be subject to foreign withholding or other taxes, which would, if imposed, reduce the yield on or return from those investments. If more than 50% of the value of the Fund’s assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may make an election under the Code to pass through such taxes to shareholders of the Fund. If the Fund is eligible to and makes such an election, shareholders will generally be able (subject to applicable limitations under the Code) to claim a credit or deduction (but not both) on their federal income tax return for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Fund to foreign countries. If the Fund makes such an election, it will provide relevant information to its shareholders. If such election is not make, shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Each prospective investor is urged to consult its tax adviser regarding taxation of foreign securities in the Fund’s portfolio and any available foreign tax credits with respect to the prospective investor’s own situation.

Federal Income Taxation of Common and Preferred Shareholders

Federal Income Tax Treatment of Common Share Distributions. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of common stock of the Fund pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (determined without regard to the deduction for dividends paid) will generally be taxable at ordinary federal income tax rates to the extent of the Fund’s current and accumulated earnings and profits. However, a portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” currently available to noncorporate shareholders under Section 1(h)(11) of the Code, provided certain holding period and other requirements are met at both the Fund and shareholder levels. Distributions of net capital gains (as defined above), if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares. Such distributions represent a return of the investor’s capital to the extent of his or her basis in the shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares and, thus, could potentially subject the shareholder to capital gains taxation in connection with a later sale of Fund shares, even if those shares are sold at a price that is lower than the shareholder’s original investment price. The U.S. federal income tax status of all dividends and distributions will be reported by the Fund to the shareholders annually.

If the Fund retains any net capital gain, the Fund may report the retained amount as undistributed capital gains to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If the Fund makes this designation, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the federal income tax deemed paid by the shareholders.

If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

At the time of an investor’s purchase of the Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Dividends declared by the Fund in October, November or December with a record date in such month that are paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by the shareholders on December 31 of the calendar year in which they were declared.

Federal Income Tax Treatment of Preferred Share Distributions. Under present law, the Fund intends to treat its preferred shares as equity, and, in such case, distributions with respect to preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Except in the case of distributions of net capital gain, such dividends generally will be taxable to holders at ordinary federal income tax rates but may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation under Section 1(h)(11) of the Code that apply to qualified dividend income received by noncorporate shareholders. Distributions reported by the Fund as net capital gain distributions will be taxable as long-term capital gain regardless of the length of time a shareholder has held shares of the Fund. Please see the discussion above on qualified dividend income, dividends received deductions and net capital gain.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to report distributions made with respect to preferred shares as ordinary income, capital gain distributions, dividends qualifying for the dividends received deduction, if any, and qualified dividend income, if any, in proportion to the preferred shares’ share of total dividends paid during the year. See “Certain Federal Income Tax Matters” in the statement of additional information.

Earnings and profits are generally treated, for U.S. federal income tax purposes, as first being used to pay distributions on the preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares. Distributions in excess of the Fund’s earnings and profits, if any, will first reduce a shareholder’s adjusted tax basis in his or her preferred shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a shareholder who holds such shares as a capital asset.

Dividends declared by the Fund in October, November or December with a record date in such month that are paid during the following January will be treated for federal income tax purposes as paid by the Fund and received by the shareholders on December 31 of the calendar year in which they were declared.

Sale of Shares. Sales and other dispositions of the Fund’s shares, including a repurchase by the Fund of its shares, generally are taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In particular, a repurchase by the Fund of its shares may be subject to different rules, as discussed in more detail in the statement of additional information. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term or short-term depending on the shareholder’s holding period in the shares disposed. However, any loss realized by a shareholder upon the sale or other disposition of shares with a federal income tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. The ability to deduct capital losses may be limited.

Gain or loss will generally be long-term capital gain or loss if the shares disposed of were held for more than one year and will be short-term capital gain or loss if the shares disposed of were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. shareholder generally will be subject to federal income tax at a lower rate than net short-term capital gain or ordinary income. For corporate shareholders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income. In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event that substantially identical stock or securities are treated as acquired by a shareholder (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares by such shareholder. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired.

Backup Withholding. The Fund is required in certain circumstances to withhold federal income tax (“backup withholding”) on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Fund’s shares paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Taxation of Non-U.S. Shareholders. The description of certain federal income tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or resident aliens or U.S. corporations, partnerships, trusts or estates who are subject to U.S. federal income tax on a net income basis). Investors other than U.S. persons, including non-resident alien individuals, may be subject to different U.S. federal income tax treatment. With respect to such persons, the Fund must generally withhold U.S. federal withholding tax at the rate of 30% (or, if the Fund receives certain certifications from such non-U.S. shareholder, such lower rate as prescribed by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. However, the Fund is not required to withhold tax on any amounts paid to a non-U.S. person with respect to capital gain dividends (that is, distributions of net capital gain that are properly reported by the Fund as capital gain dividends), dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) reported as such by the Fund and dividends attributable to certain U.S. source interest income of types similar to those not subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly reported by the Fund. Shareholders should consult their own tax advisers on these matters and on any specific question of U.S. federal, state, local, foreign and other applicable tax laws before making an investment in the Fund.

Federal Income Taxation of Holders of Debt Securities

Federal Income Tax Treatment of Holders of Debt Securities. Under present law, the Fund intends to treat its debt securities as indebtedness of the Fund for federal income tax purposes, which the discussion below assumes. The Fund intends to treat all payments made with respect to the debt securities consistent with this characterization. The following discussion assumes that all interest on the debt securities will be qualified stated interest (which is generally interest that is unconditionally payable at least annually at a fixed or qualified floating rate), and that the debt securities will have a fixed maturity date of more than one year from the date of issuance.

Taxation of Interest. Payments or accruals of interest on debt securities generally will be taxable to holders as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with their regular method of accounting for federal income tax purposes.

Purchase, Sale and Redemption of Debt Securities. Initially, the tax basis in debt securities acquired generally will be equal to the cost to acquire such debt securities. This basis will be increased by the amounts, if any, that a holder includes in income under the rules governing OID (taking into account any acquisition premium that offsets such OID) and market discount, and will be decreased by the amount of any amortized premium on such debt securities, as discussed below. When a holder sells, exchanges or redeems any of their debt securities, or otherwise disposes of their debt securities in a taxable transaction, the holder of the debt securities generally will recognize gain or loss equal to the difference between the amount realized on the transaction (less any accrued and unpaid interest (including any OID), which will be subject to federal income tax as interest in the manner described above) and the tax basis in the debt securities relinquished.

Except as discussed below with respect to market discount, the gain or loss recognized on the sale, exchange, redemption or other taxable disposition of any debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. A holder’s ability to deduct capital losses may be limited.

Amortizable Premium. If a holder purchases debt securities at a cost greater than their stated redemption price at maturity, plus accrued interest, the holder will be considered to have purchased the debt securities at a premium, and generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If the holder makes the election to amortize the premium, it generally will apply to all debt instruments held at the beginning of the first taxable year to which the election applies, as well as any debt instruments subsequently acquired. In addition, the holder may not revoke the election without the consent of the IRS. If the holder elects to amortize the premium, the holder will be required to reduce its tax basis in the debt securities by the amount of the premium amortized during its holding period. If the holder does not elect to amortize premium, the amount of premium will be included in its tax basis in the debt securities. Therefore, if the holder does not elect to amortize the premium and holds the debt securities to maturity, the holder generally will be required to treat the premium as a capital loss when the debt securities are redeemed.

Original Issue Discount. If the stated redemption price at maturity of the debt securities exceeds their issue price by at least the statutory de minimis amount, the debt securities will be treated as being issued with OID for U.S. federal income tax purposes. In that case, the holder will be required to include such OID in gross income (as ordinary income) as it accrues over the term of the debt securities on a constant-yield basis, in advance of the receipt of cash attributable to that income and regardless of its regular method of accounting for U.S. federal income tax purposes.

Acquisition Premium. If a holder purchases debt securities that were issued with OID at a cost greater than their issue price and less than or equal to their stated redemption price at maturity, the holder will be considered to have purchased the debt securities with acquisition premium. Such holder will generally be permitted to reduce the daily portions of OID required to be included in income by a fraction, the numerator of which is the excess of the holder’s initial basis in the debt securities over the debt securities’ issue price, and the denominator of which is the excess of the redemption price at maturity of the debt securities over their issue price.

Market Discount. Subject to the discussion below regarding Section 451 of the Code, if the holder purchases debt securities in the secondary market at a price that reflects a “market discount,” any principal payments on, or any gain realized on the disposition of the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time the holder held such debt securities. “Market discount” is defined under the Code as, in general, the excess (subject to a statutory de minimis amount) of the stated redemption price at maturity (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of the debt security. In addition, the holder may be required to defer the deduction of all or a portion of any interest paid on any indebtedness incurred or continued to purchase or carry the debt securities that were acquired at a market discount.

The holder may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If the holder elects to include market discount on a current basis, the interest deduction deferral rule described above will not apply and the holder will increase its basis in the debt security by the amount of market discount it includes in gross income. If the holder does make such an election, it will apply to all market discount debt instruments that the holder acquires on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The application of Section 451 to the accrual of market discount is currently unclear. If Section 451 applies to the accrual of market discount, a holder that is an accrual method taxpayer must include in income any market discount as it takes the same into account on its financial statements.

Information Reporting and Backup Withholding. In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations) provided they establish such exemption. Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

We may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

A holder who is a non-U.S. Holder may have to comply with certification procedures to establish its non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below with respect to non-U.S. holders will satisfy these requirements.

Taxation of Non-U.S. Holders. If a holder is a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply provided that (1) interest paid on the debt securities is not effectively connected with the holder’s conduct of a trade or business in the United States, (2) the holder is not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Code, (3) the holder does not actually or constructively own 10 percent or more of the combined voting power of all classes of the Fund’s stock entitled to vote, (4) the holder is not a controlled foreign corporation that is related, directly or indirectly, to the Fund through stock ownership, and (5) the holder satisfies the certification requirements described below.

To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN or W-8BEN-E, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN or W-8BEN-E from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.

Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will generally be subject to U.S. income tax on a net basis as applicable to U.S. holders generally (and, in the case of corporate non-U.S. Holders, may be subject to an additional 30% branch profits tax) or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non-U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from United States federal income tax, including withholding tax. This exemption will not apply to a holder whose gain is effectively connected with their conduct of a trade or business in the U.S. or who is an individual holder and is present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition, in each case, certain other conditions are met.

See “Information Reporting and Backup Withholding” above for a general discussion of information reporting and backup withholding requirements applicable to non-U.S. holders.

Other Tax Matters

Other Reporting and Withholding Requirements. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders and holder of its debt securities under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder or holder of debt securities fails to provide the required information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that holders on ordinary dividends and interest payments, and 30% of the gross proceeds of redemptions or exchanges and certain capital gain dividends it pays after December 31, 2018. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to non-U.S. persons. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Medicare Tax on Certain Investment Income. Certain noncorporate taxpayers are subject to an additional tax of 3.8% with respect to the lesser of (1) their “net investment income” (or undistributed “net investment income” in the case of an estate or trust) or (2) the excess of their “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). For this purpose, “net investment income” includes interest, dividends (including dividends paid with respect to shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

Alternative Minimum Tax

Investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

NET ASSET VALUE

Net asset value per share is determined no less frequently than the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern time), on the last business day in each week, or such other time as the Fund may determine. Net asset value is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of common shares outstanding. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s and periodic publications of The Wall Street Journal.

The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees. Securities for which market quotations are readily available will be valued using the market value of those securities. Securities for which market quotations are not readily available will be fair valued in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees. The method by which a security may be fair valued will depend on the type of security and the circumstances under which the security is being fair valued.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Fund determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.

Fixed income securities and certain convertible preferred securities are generally traded in the over-the-counter market and are valued based on evaluations provided by independent pricing services or by dealers who make markets in such securities. Valuations of such fixed income securities and certain convertible preferred securities consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee, whose members are appointed by the Board of Trustees and which is comprised of officers of the Fund and employees of Calamos, determines that the valuation of a security, in accordance with the methods described above, is not reflective of a market value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the Board of Trustees and under the ultimate supervision of the Board of Trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

DIVIDENDS AND DISTRIBUTIONS ON COMMON SHARES;
AUTOMATIC DIVIDEND REINVESTMENT PLAN

Dividends and Distributions on Common Shares

The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually.

On November 4, 2008, the Commission granted Calamos, on behalf of itself and certain registered closed-end funds that it manages, including the Fund, or may manage in the future, an order granting an exemption from Section 19(b) of, and Rule 19b-1 under, the 1940 Act to conditionally permit the Fund to make periodic distributions of long-term capital gains with respect to the Fund’s outstanding common shares as frequently as twelve times each year, so long as it complies with the conditions of the order and maintains in effect a distribution policy with respect to its common shares calling for periodic distributions of an amount equal to a fixed amount per share, a fixed percentage of market price per share or a fixed percentage of the Fund’s net asset value per share (the “Managed Distribution Policy”).

As of January 1, 2018, the Fund adopted such Managed Distribution Policy. Pursuant to such policy, the Fund currently makes monthly distributions to common shareholders stated in terms of a fixed cent per common share distribution rate that would be composed of, in addition to net investment income, supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing either unrealized capital gains or a return of original investment. Monthly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.”

The Fund will seek to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized by the Fund. Calamos, in making such projections, may consider long-term historical returns and a variety of other factors. If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year will include any remaining net investment income undistributed during the year and may include any remaining net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from quarter-to-quarter and from year-to-year, and there may be extended periods of up to several years when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the common shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net assets to meet payments prescribed by its distribution policy. The rate may be modified by the Fund’s Board from time to time.

To the extent the Fund distributes an amount in excess of the Fund’s current and accumulated earnings and profits, such excess, if any (the “Excess”), will be treated by a shareholder for federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s adjusted tax basis in his, her or its shares and thereafter as a gain from the sale or exchange of such shares. See “Certain Federal Income Tax Matters.” Any such distributions made by the Fund will reduce the shareholder’s adjusted tax basis in his, her or its shares to the extent that the distribution constitutes a return of capital during any calendar year, and thus could potentially subject the shareholder to capital gains taxation in connection with the sale of Fund shares, even if those shares are sold at a price that is lower than the shareholder’s original investment price. To the extent that the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, the distribution payout rate will exceed the yield generated from the Fund’s investments. There is no guarantee that the Fund will realize capital gain in any given year, nor that the Fund’s distribution rates will equal in any period the Fund’s net investment income. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. Distributions are subject to recharacterization for federal income tax purposes after the end of the fiscal year.

For U.S. federal income tax purposes, the Fund is required to distribute substantially all of its net investment income and net realized capital gains each year to both reduce its federal income tax liability and to avoid a potential excise tax. Accordingly, the Fund intends to distribute all or substantially all of its net investment income and all net realized capital gains, if any. Therefore, the Fund’s final distribution with respect to each calendar year would include any remaining net investment income and net realized capital gains, if any, undistributed during the year.

In the event the Fund distributed an Excess, such distribution would decrease the Fund’s managed assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess.

Pursuant to and in reliance on the order granted by the Commission, under the Managed Distribution Policy, the Fund is required to:

•implement certain compliance review and reporting procedures with respect to the Managed Distribution Policy;

•include in each notice to shareholders that accompanies distributions certain information in addition to the information currently required by Section 19(a) of and Rule 19a-1 under the 1940 Act;

•include disclosure regarding the Managed Distribution Policy on the inside front cover of each annual and semi-annual report to shareholders;

•provide the Fund’s total return in relation to changes in NAV in the financial highlights table and in any discussion about the Fund’s total return in each prospectus and annual and semi-annual report to shareholders;

•include the information contained in each notice to shareholders that accompanies distributions in: (a) communications regarding the Managed Distribution Policy to shareholders, prospective shareholders and third-party information providers; (b) a press release issued contemporaneously with the issuance of the notice; (c) an exhibit to the Fund’s next report filed with the Commission on Form N-CSR; and (d) a statement posted prominently on its website; and

•take certain steps to ensure the delivery of the notices accompanying distributions to beneficial owners whose Fund shares are held through a financial intermediary.

In addition, if the Fund’s common shares were to trade at a significant premium to NAV following the implementation of the Managed Distribution Policy, and certain other circumstances were present, the Fund’s Board of Trustees would be required to determine whether to approve or disapprove the continuation, or continuation after amendment, of the Managed Distribution Policy. Finally, pursuant to the order, the Fund would not be permitted to make a public offering of common shares other than:

•a rights offering below NAV to holders of the Fund’s common shares;

•an offering in connection with a dividend reinvestment plan, merger, consolidation, acquisition, spin-off or reorganization of the Fund; or

•an offering other than those described above, unless, with respect to such other offering:

•the Fund’s average annual distribution rate for the six months ending on the last day of the month ended immediately prior to the most recent distribution record date, expressed as a percentage of NAV per share as of such date, is no more than one percentage point greater than the Fund’s average annual total return for the five-year period ending on such date; and

•the transmittal letter accompanying any registration statement filed with the Commission in connection with such offering discloses that the Fund has received an order under Section 19(b) of the 1940 Act to permit it to make periodic distributions of long-term capital gains with respect to its common stock as frequently as twelve times each year, and as frequently as distributions are specified in accordance with the terms of any outstanding preferred stock that such fund may issue.

The relief described above will expire on the effective date of any amendment to Rule 19b-1 under the 1940 Act that provides relief permitting certain closed-end investment companies to make periodic distributions of long-term capital gains with respect to their outstanding common stock as frequently as twelve times each year. Under the Managed Distribution Policy, if, for any distribution, undistributed net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s other assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be, except that dividends may be declared upon any preferred shares if such indebtedness has an asset coverage of at least 200% at the time of declaration thereof after deducting the amount of the dividend. This limitation does not apply to certain privately placed debt.

While any preferred shares are outstanding, the Fund may not declare any dividend or other distribution on its common shares, unless at the time of such declaration, (1) all accumulated preferred dividends have been paid and (2) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on common shares in the event of a default on the Fund’s borrowings. If the Fund’s ability to make distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for federal income taxation as a regulated investment company and to reduce or eliminate tax at the Fund level, which would have adverse tax consequences for shareholders. See “Leverage” and “Certain Federal Income Tax Matters.”

See “— Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends and distributions are taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Fund or received in cash.

The yield on the Fund’s common shares may vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund’s investment in portfolio securities, the securities comprising the Fund’s portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the amount and timing of the use of borrowings and other leverage by the Fund, the effects of leverage on the common shares discussed above under “Leverage,” the timing of the investment of leverage proceeds in portfolio securities, the Fund’s net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its common shares and the yield for any given period is not an indication or representation of future yields on the Fund’s common shares.

Automatic Dividend Reinvestment Plan

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare Shareowner Services, LLC, a subsidiary of Computershare Limited, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

Whenever the Fund declares a dividend or distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the payment date (“last purchase date”) to invest the dividend or distribution amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Certain Federal Income Tax Matters.”

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a market value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value. See “Certain Federal Income Tax Matters” for a discussion of federal income tax consequences of the Plan.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees such a change is warranted. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a common share at the then current market value of the common shares to be delivered to him or her. If preferred, a participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Commission or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Since investors can participate in the automatic dividend reinvestment plan only if their broker or nominee participates in our plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan.

All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, TX 77842-3170.

DESCRIPTION OF SECURITIES

The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares and debt securities. As of April 30, 2018, the Fund had 8,489,501 common shares outstanding and MRP Shares outstanding in the following amounts: 160,000 Series A MRP Shares, 160,000 Series B MRP Shares, and 160,000 Series C MRP Shares. As of such date, the Fund has not issued any debt securities. Subject to the restrictions under the 1940 Act, the Board of Trustees may, from time to time, establish additional series or classes of Fund shares and set forth the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The Board of Trustees, without shareholder approval but subject to the governing documents of the Fund and the MRP Shares, is authorized to amend the Agreement and Declaration of Trust and Bylaws to reflect the terms of any such class or series.

As of April 30, 2018, the Fund had total leverage of approximately $55 million representing approximately 33.2% of the Fund’s managed assets as of that date. The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings by the Fund, including the financial leverage described above, as well as any additional leverage incurred as a result of this offering. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus 0.80%, payable monthly in arrears. Interest on overdue amounts or interest on the drawn amount paid during an event of default will be charged at Overnight LIBOR plus 2.8%. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of April 30, 2018, the interest rate charged under the SSB Agreement was 2.50%.

Under the terms of the SSB Agreement, all securities lent or subject to repurchase transactions through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement, with the effect of reducing interest expense payable by the Fund. Any amounts credited against the borrowings under the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the borrowings under the SSB Agreement and will increase the balance on which the Fund will pay interest. Under the terms of the SSB Agreement, the Fund will make a variable “net income” payment related to any collateral credited against the borrowings under the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the SSB Agreement. The Fund reserves the right to utilize sources of borrowings in addition to, or in lieu of, the SSB Agreement. See “Prospectus Summary — Use of Leverage by the Fund.”

While unsecured and unsubordinated indebtedness may rank equally with the borrowings under the SSB Agreement in right of payment, the lender under the agreement, together with the holders of other outstanding secured indebtedness, may, to the exclusion of unsecured creditors, seek recourse against the collateral as security for the borrowings and such other secured indebtedness until amounts owed under the SSB Agreement and the other secured indebtedness are satisfied in full. All borrowings under the SSB Agreement and the securities lending agreement rank senior to the Fund’s common and preferred shares as to the payment of interest and distribution of assets upon liquidation.

Common Shares

Common shares, when issued and outstanding, will be legally issued, fully paid and non-assessable, except as described below. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.

The Declaration of Trust provides that the Trustees have the power to cause each shareholder to pay directly, in advance or arrears, for charges of the Fund’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from a shareholder from declared but unpaid dividends owed to such shareholder and/or by reducing the number of shares in the account of such shareholder.

So long as any preferred shares that may be issued by the Fund are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See “Leverage.”

The Fund will send unaudited semi-annual financial statements and audited annual financial statements to all of its shareholders.

Other offerings of common shares, if made, will require approval of the Board of Trustees and will be subject to the requirement of the 1940 Act that common shares may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except in limited circumstances including in connection with an offering to existing shareholders. Common Shares may be sold in one or more at the market offerings through sales on the NASDAQ at a price equal to or above the Fund’s per share NAV plus any sales commissions paid by the Fund to execute such sales.

Preferred Shares

Preferred shares, when issued and outstanding, will be legally issued, fully paid and non-assessable. Shareholders will be entitled to the rights and preferences set out in the documents creating the preferred shares. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and/or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s total assets. However, the Board of Trustees reserves the right to issue preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund’s total assets less the Fund’s liabilities and indebtedness not represented by senior securities. Under the 1940 Act, the Fund may only issue one class of preferred shares. So long as any preferred shares are outstanding, additional issuances of preferred shares may not have preference or priority over the outstanding preferred shares.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years’ accumulated dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions of the Agreement and Declaration of Trust and Bylaws, Including Antitakeover Provisions.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

Any redemption or purchase of any preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

Preferred shares that may be issued by the Fund may or may not be listed on an exchange or automated quotation system. The details on how to buy and sell such securities, along with the other terms of the securities, will be described in a prospectus supplement. We cannot assure you that any market will exist for our preferred securities or if a market does exist, whether it will provide holders with liquidity.

Debt Securities

General. Under Delaware law and our Agreement and Declaration of Trust, we may borrow money, without prior approval of holders of common and preferred shares. We may issue debt securities, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings will rank senior to preferred shares and the common shares.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness other than promissory notes or other evidences of indebtedness not intended to be publicly distributed, which in the aggregate, may represent no more than 33 1/3% of our managed assets. A prospectus supplement and indenture (a summary of the expected terms of which is attached as Appendix A to the statement of additional information) relating to any debt securities will include specific terms relating to the offering. These terms are expected to include the following:

• the form and title of the security;

• the aggregate principal amount of the securities;

•the interest rate of the securities;

•the maturity dates on which the principal of the securities will be payable;

•any changes to or additional events of default or covenants;

•any optional or mandatory redemption provisions;

•identities of, and any changes in trustees, paying agents or security registrar; and

•any other terms of the securities.

Interest. Unless otherwise stated in a prospectus supplement, debt securities will bear interest as generally determined by the Board of Trustees, as more fully described in the related prospectus supplement. Interest on debt securities shall be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Limitations. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Maturity of Debt Securities; Remedies. Unless stated otherwise in the related prospectus supplement, any one of the following events are expected to constitute an “event of default” for that series under the indenture:

•default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 30 days;

•default in the payment of the principal of, or premium on, a series of debt securities at its stated maturity;

•default in the performance, or breach, of any covenant or warranty of ours in the indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%; or

•any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding debt securities or the trustee may declare the principal amount of that series of debt securities immediately due and payable upon written notice to us. A default that relates only to one series of debt securities does not affect any other series and the holders of such other series of debt securities are not entitled to receive notice of such a default under the indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of debt securities has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding debt securities of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of debt securities, other than the non-payment of the principal of that series of debt securities which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of the Fund, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of debt securities shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities, before the holders of any common or preferred stock of the Fund are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of debt securities shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities, which may be payable or deliverable in respect of the debt securities in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including Calamos, the Fund’s custodian, the Fund’s administrator and broker-dealers, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation SSB and other lenders to the Fund, parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of the Fund with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. Debt securities have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market. Our debt securities are not likely to be listed on an exchange or automated quotation system. The details on how to buy and sell such securities, along with the other terms of the securities, will be described in a prospectus supplement. We cannot assure you that any market will exist for our debt securities or if a market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form. Unless otherwise stated in the related prospectus supplement, the debt securities will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

Under the expected terms of the indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes under the indenture. We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

•DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the indenture; or

•an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

Under the expected terms of the indenture, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the indenture.

RATING AGENCY GUIDELINES

The Rating Agencies, which may assign ratings to our senior securities, impose asset coverage requirements, which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such action will not impair the ratings. Any agency that may rate our debt securities or preferred shares is referred to as the “Rating Agency.”

We may, but are not required to, adopt any modification to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board may, without shareholder approval, modify, alter or repeal certain of the definitions and related provisions which have been adopted pursuant to each Rating Agency’s guidelines (“Rating Agency Guidelines”) only in the event we receive written confirmation from the Rating Agency or Agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.

We may be required to satisfy two separate asset maintenance requirements with respect to outstanding rated debt securities and with respect to rated preferred shares: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to 115% of the aggregate principal amount/liquidation preference of the debt securities/preferred stock, respectively, plus specified liabilities, payment obligations and other amounts (the “Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements.

Basic Maintenance Amounts. We may be required to maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to 115% of the applicable Basic Maintenance Amount, which is calculated separately for debt securities and preferred shares for each Rating Agency that is then rating the senior securities and so requires. If we fail to maintain eligible assets having an aggregated discounted value at least equal to 115% of the applicable Basic Maintenance Amount as of any valuation date and such failure is not cured, we will be required in certain circumstances to redeem certain of the senior securities.

The applicable Basic Maintenance Amount is defined in the Rating Agency’s Guidelines. Each Rating Agency may amend the definition of the applicable Basic Maintenance Amount from time to time.

The market value of our portfolio securities (used in calculating the discounted value of eligible assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with our valuation procedures. For the purpose of calculating the applicable Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our NAV. See “Net Asset Value.”

Each Rating Agency’s discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the senior securities. The discount factor relating to any asset, the applicable basic maintenance amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Trustees or shareholders.

A Rating Agency’s Guidelines will apply to the senior securities only so long as that Rating Agency is rating such securities. In connection with obtaining a rating, we will pay certain fees to Moody’s, Fitch and any other Rating Agency that may provide a rating for the senior securities. The ratings assigned to the senior securities are not recommendations to buy, sell or hold the senior securities. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.

1940 Act Asset Coverage. We are also required to maintain, with respect to senior securities, as of the last business day on any month in which any senior securities are outstanding, asset coverage of at least 300% for debt securities and 200% for preferred stock (or such other percentage as may in the future be specified in or under the 1940 Act or in any order granted by the Commission as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common stock). If we fail to maintain the applicable 1940 Act asset coverage as of the last business day of any month and such failure is not cured as of the last business day of the following month (the “Asset Coverage Cure Date”), we may be required to redeem certain senior securities.

Notices. Under the current Rating Agency Guidelines, in certain circumstances, we may be required to deliver to any Rating Agency which is then rating the senior securities (1) a certificate with respect to the calculation of the applicable Basic Maintenance Amount; (2) a certificate with respect to the calculation of the applicable 1940 Act asset coverage and the value of our portfolio holdings; and (3) a letter prepared by our independent accountants regarding the accuracy of such calculations.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency will be reflected in a written document and may be amended by each Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any shareholder of the Fund.

A copy of the current Rating Agency Guidelines will be provided to any holder of rated senior securities promptly upon request made by such holder to the Fund by writing the Fund at 2020 Calamos Court, Naperville, Illinois 60563.

CERTAIN PROVISIONS OF THE AGREEMENT
AND DECLARATION OF TRUST AND BY-LAWS,
INCLUDING ANTI-TAKEOVER PROVISIONS

The Fund’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions, however, have the advantage of potentially requiring persons seeking control of the Fund to negotiate with our management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Board of Trustees of the Fund has considered these provisions and concluded that they are in the best interests of the Fund.

The Board of Trustees is divided into three classes. The terms of the Trustees of the different classes are staggered. A Trustee may be removed from office with or without cause by a vote of at least a majority of the then Trustees if such removal is approved by the holders of at least 75% of the shares entitled to vote with respect to the election of such Trustee and present in person or by proxy at a meeting of shareholders called for such purpose.

In addition, the Agreement and Declaration of Trust requires the affirmative vote of at least 75% of the outstanding shares entitled to vote on the matter for the Trust to merge or consolidate with any other corporation, association, trust or other organization or to sell, lease or exchange all or substantially all of the Fund’s assets; unless such action has been approved by the affirmative vote of at least 75% of the Trustees then in office, in which case, the affirmative vote of a majority of the outstanding shares entitled to vote on the matter is required.

In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund’s Agreement and Declaration of Trust. Such an amendment would require the favorable vote of a majority of the then Trustees followed by a favorable vote of the holders of at least 75% of the shares entitled to vote on the matter, voting as separate classes or series (or a majority of such shares if the amendment was previously approved by 75% of the Trustees). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders.

Under the 1940 Act, shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the NASDAQ. Conversion to an open-end investment company would also require changes in certain of the Fund’s investment policies and restrictions. In addition, the Fund would be required to redeem all of its outstanding preferred shares prior to conversion to an open-end investment company.

In addition, the Agreement and Declaration of Trust requires the affirmative vote or consent of a majority of the then Trustees followed by the affirmative vote or consent of the holders of at least 75% of the shares of each affected class or series of the Fund outstanding, voting separately as a class or series, to approve certain transactions with a Principal Shareholder, unless the transaction has been approved by at least 75% of the Trustees, in which case a majority of the outstanding shares entitled to vote shall be required. For purposes of these provisions, a Principal Shareholder refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

•the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan); or

•the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

The Fund may be terminated by the affirmative vote of not less than 75% of the Trustees then in office by written notice to the shareholders.

The Agreement and Declaration of Trust and Bylaws provide that the Board of Trustees has the power, to the exclusion of shareholders, to make, alter or repeal any of the Bylaws, except for any Bylaw that requires a vote of the shareholders to be amended, adopted or repealed by the terms of the Agreement and Declaration of Trust, Bylaws or applicable law. Neither this provision of the Agreement and Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares.

With respect to proposals by shareholders submitted outside the process of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Fund’s Bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the mailing of the notice for the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the Bylaws, including information regarding the shares held by the shareholder and information regarding the candidate’s background and qualifications to serve as trustee.

PLAN OF DISTRIBUTION

We may offer, from time to time, our common shares, preferred shares or debt securities, and certain of our shareholders may sell our common shares, on an immediate, continuous or delayed basis, in one or more underwritten public offerings, “at the market” offerings or a combination of both offerings under this prospectus and any related prospectus supplement. The aggregate amount of securities that may be offered by us in connection with this offering is limited to $75,000,000. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including as applicable: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any overallotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by such prospectus supplement.

Direct Sales

We may sell our common shares, preferred shares or debt securities, and certain of our shareholders may sell our common shares, directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities. If such an offering occurs, no underwriters or agents would be involved. We, or any selling shareholder, may use electronic media, including the Internet, to sell offered securities directly. The terms of any of those sales will be described in a prospectus supplement.

If our common shares are to be offered for sale by certain of our shareholders, each prospectus supplement relating to such offering will indicate the nature of any position, office, or other material relationship which the selling shareholder has had within the past three years with the Fund or any of its predecessors or affiliates, and will state the amount of securities of the class owned by such shareholder prior to the offering, the amount to be offered for the shareholder’s account, the amount and (if one percent or more) the percentage of the class to be owned by such shareholder after completion of the offering.

By Agents

We may offer our common shares, preferred shares and debt securities through agents that we or they designate. Any agent involved in the offer and sale will be named and any commissions payable by us to such agent will be described in the applicable prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a commercially reasonable efforts basis for the period of their appointment.

Sales of our common shares may be made in transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NASDAQ or sales made to or through a market maker other than on an exchange.

By Underwriters

We may offer and sell securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public, either on a firm commitment or best efforts basis. If we sell securities to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time. Our common shareholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the 1933 Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the 1933 Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the prospectus supplement, to cover any overallotments.

By Dealers

We may offer and sell securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The names of the dealers and the terms of the transactions with them will be set forth in the applicable prospectus supplement.

General Information

Agents, underwriters or dealers participating in an offering of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they act as agent may be deemed to be underwriting discounts and commissions under the 1933 Act.

We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

Ordinarily, each series of offered securities will be a new issue of securities and will have no established trading market.

To facilitate an offering of common stock in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the common stock or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•An overallotment in connection with an offering creates a short position in the common stock for the underwriter’s own account.

•An underwriter may place a stabilizing bid to purchase the common stock for the purpose of pegging, fixing, or maintaining the price of the common stock.

•Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the common stock by bidding for, and purchasing, the common stock or any other securities in the open market in order to reduce a short position created in connection with the offering.

•The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the common stock originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.

Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the 1933 Act, or to contribution by us for payments the underwriters or agents may be required to make.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries in the ordinary course of business.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.

The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

This prospectus and any accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

The Fund’s securities and cash are held under a custodian agreement with State Street Bank and Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130. The transfer agent, dividend disbursing agent and registrar for the Fund’s shares is Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170.

LEGAL MATTERS

Ropes & Gray LLP (“Ropes & Gray”) is counsel to the Fund. Richards, Layton & Finger, P.A. (“RLF”) has opined on certain matters of Delaware law relating to the legality of the securities to be offered hereby. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, such matters will be passed upon by counsel to be identified in a prospectus supplement. Ropes & Gray and counsel to the underwriters may rely on the opinion of RLF for certain matters of Delaware law.

EXPERTS

The financial highlights included in this prospectus and the financial statements and financial highlights, including the notes thereto, appearing in the statement of additional information, which is incorporated by reference in its entirety into this prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is also included in the statement of additional information and incorporated by reference herein. Such financial statements and financial highlights are included and incorporated in reliance upon the report and consent of such firm given upon the firm’s authority as experts in accounting and auditing.

Semi-Annual Financial Statements

The unaudited semi-annual financial statements, and the notes thereto, dated April 30, 2018, are incorporated herein by reference from the Fund’s Semi-Annual Report to shareholders for the six-month period ended April 30, 2018.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Exchange Act and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the Commission. These documents are available on the Commission’s EDGAR system and can be inspected and copied for a fee at the Commission’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the Commission at (202) 551-5850.

This prospectus does not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Commission. The Commission maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the Commission, including proxy statements and reports filed under the Exchange Act.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

2,685,638 Common Shares

Calamos Global Total Return Fund

PROSPECTUS SUPPLEMENT

June 29, 2018

Until July 24, 2018 (25 days after the date of this prospectus supplement), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters.

CALAMOS GLOBAL TOTAL RETURN FUND

STATEMENT OF ADDITIONAL INFORMATION

Calamos Global Total Return Fund (the “Fund”) is a diversified, closed-end management investment company. This Statement of Additional Information relates to the offering, on an immediate, continuous or delayed basis, of up to $75,000,000 aggregate initial offering price of common shares, preferred shares, or debt securities in one or more offerings. This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated the date hereof and any related prospectus supplement. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing any of the Fund’s securities, and investors should obtain and read the prospectus and any related prospectus supplement prior to purchasing such securities. A copy of the prospectus and any related prospectus supplement may be obtained without charge by calling 1-800-582-6959. You may also obtain a copy of the prospectus and any related prospectus supplement on the Securities and Exchange Commission’s web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the same meanings ascribed to them in the prospectus and any related prospectus supplement.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is dated June 29, 2018.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we currently intend to use the net proceeds from the sale of our securities primarily to invest in accordance with our investment objective and policies within approximately three months of receipt of such proceeds. We may also use proceeds from the sale of our securities to (i) retire all or a portion of any short-term debt we incur in pursuit of our investment objective and policies, (ii) redeem any outstanding senior securities, and (iii) for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. Pending investments, the net proceeds may be invested in U.S. government securities and high grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in the types of securities in which the Fund may invest directly.

INVESTMENT OBJECTIVE AND POLICIES

The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund’s prospectus and provides additional information on the Fund’s investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, managed assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s restrictions and policies.

Primary Investments

Under normal circumstances, the Fund will invest primarily in a portfolio of common and preferred stocks, convertible securities and income producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 40% of its managed assets in securities of foreign issuers. The Fund will invest in the securities of issuers of several different countries throughout the world, in addition to the United States. “Managed assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage). For this purpose, the liquidation preference on the preferred shares will not constitute a liability.

Foreign Securities

The Fund may invest up to 100% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. Under normal circumstances, the Fund will invest at least 40% of its managed assets in securities of foreign issuers. The Fund will invest in the securities of issuers of several different countries throughout the world, in addition to the United States. A foreign issuer is a foreign government or corporation organized under the laws of a foreign country. For these purposes, foreign securities do not include American Depositary Receipts (“ADRs”) or securities guaranteed by a United States person, but may include foreign securities in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

To the extent positions in portfolio securities are denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under “Currency Exchange Transactions.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of non-U.S. withholding or other taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

Although the Fund intends primarily to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

The Fund may invest in the securities of issuers located in emerging market countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

Currency Exchange Transactions

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

Forward currency exchange transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies and the U.S. dollar. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under “Synthetic Foreign Money Market Positions.” Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in

U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in “speculative” currency exchange transactions.

If the Fund enters into a forward contract, the Fund’s custodian will segregate liquid assets of the Fund having a value equal to the Fund’s commitment under such forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions.

Equity Securities

Equity securities include common and preferred stocks, warrants, rights, and depository receipts. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade. Equity securities, such as common stock, generally represent an ownership interest in a company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments.

Preferred stocks involve credit risk, which is the risk that a preferred stock in the Fund’s portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. In addition to credit risk, investments in preferred stocks involve certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain circumstances to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for federal income tax purposes while it is not receiving income from that stock. The Fund must distribute, at least annually, all or substantially all of its net investment income, including income from such deferred distributions, to shareholders to avoid federal income and excise taxes. See “U.S. Federal Income Tax Matters.” Therefore, if the Fund owns a preferred stock that is deferring its distributions, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements. In certain varying circumstances, an issuer may redeem its preferred stock prior to a specified date in the event of certain tax or legal changes or at the issuer’s call. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears for a specified number of periods.

Equity securities of small and medium-sized companies historically have been subject to greater investment risk than those of large companies. The risks generally associated with small and medium-sized companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of small and medium-sized company equity securities tend to be more volatile than prices of large company stocks. Further, the prices of small and medium-sized company equity securities are often adversely affected by limited trading volumes and the lack of publicly available information.

Debt Securities

In pursuing its investment objective, the Fund may invest in convertible and non-convertible debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), or Ba or lower by Moody’s Investor Services, Inc. (“Moody’s”)) and securities that are not rated but are considered by Calamos to be of similar quality. There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund’s assets that may be invested in debt securities in a particular ratings category.

Securities rated “BBB” or “Baa” are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Achievement by the Fund of its investment objective will be more dependent on Calamos’ credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Because the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, Calamos employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer’s present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Zero Coupon and Payment-in-Kind Securities

Investments in zero coupon and payment-in-kind securities are subject to certain risks, including that market prices of zero coupon and payment-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because zero coupon securities bear no interest, their prices are especially volatile. And because zero coupon bondholders do not receive interest payments, the prices of zero coupon securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. However, when interest rates fall, the prices of zero coupon securities generally rise more rapidly in value than those of similar interest paying bonds. Under many market and other conditions, the market for the zero coupon and payment-in-kind securities may suffer decreased liquidity making it difficult for the Fund to dispose of them or to determine their current value. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a RIC and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities.

High Yield Securities

The high yield securities in which the Fund invests are rated “Ba” or lower by Moody’s or “BB” or lower by Standard & Poor’s or are unrated but determined by Calamos to be of comparable quality. Non-convertible debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.

Below investment grade non-convertible debt securities or comparable unrated securities are susceptible to greater risk of default or decline in market value due to adverse economic and business developments than higher rated debt securities. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•greater risk of loss due to default or declining credit quality;

•adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of Ba1 from Moody’s means that the issue so rated can have speculative elements and is subject to substantial credit risk. Standard and Poor’s assigns a rating BB+ to issues that are less vulnerable to nonpayment than other speculative issues, but nonetheless subject to major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. A rating of C from Moody’s means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor’s assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See Appendix B to this Statement of Additional Information for a description of Moody’s and Standard & Poor’s ratings.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund’s net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

Distressed Securities

The Fund may, but currently does not intend to, invest up to 5% of its managed assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (“Ca” or lower by Moody’s or “CC” or lower by Standard & Poor’s) or which are unrated investments considered by Calamos to be of comparable quality. Investment in distressed securities is speculative and involves significant risk of loss. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Loans

The Fund may invest up to 5% of its total assets in loan participations and other direct claims against a borrower. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in such loans are not regulated by federal securities laws or the Securities and Exchange Commission (“SEC” or the “Commission”).

As in the case of other high yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (“Ba” or lower by Moody’s or “BB” or lower by Standard & Poor’s), or may be unrated investments considered by Calamos to be of comparable quality. As in the case of other high yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

Synthetic Foreign Money Market Positions

The Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. The Fund currently does not intend to invest a significant amount of its assets in synthetic foreign money market positions.

Debt Obligations of Non-U.S. Governments

An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar Instruments and Samurai and Yankee Bonds

The Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Convertible Securities

Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form. The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

Synthetic Convertible Securities

Calamos may create a “synthetic” convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the true convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when Calamos believes that such a combination would better promote the Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

The Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

The Fund’s holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund’s policy to invest primarily in a portfolio of common and preferred stocks, convertible securities and income producing securities such as investment grade and below investment grade (high yield/high risk) debt securities.

Lending of Portfolio Securities

The Fund has authorized State Street Bank and Trust Company (“SSB”) as securities lending agent to lend portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral received in cash under the terms of the Amended and Restated Liquidity Agreement (“SSB Agreement”) between the Fund and SSB. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement, such that the Fund will effectively bear lower interest expense with respect to those borrowed amounts. Any amounts credited against the borrowings under SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666.

Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the borrowings under SSB Agreement and will increase the balance on which the Fund will pay interest. The Fund is obligated to make payment to the entity in the event SSB is unable to return the value of the collateral. The Fund would continue to be entitled to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Calamos’ judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loaned collateral (or recovering the loaned securities) or losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights. The Fund may also experience losses as a result of the diminution in value of its cash collateral investments.

Options on Securities, Indexes and Currencies

The Fund may seek to generate income from option premiums by writing (selling) options (with an aggregate notional value of up to 33% of the value of the Fund’s managed assets). The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio and (ii) on broad-based securities indices (such as the S&P 500 or MSCI EAFE) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices. The Fund may also write (sell) both put and call options on certain of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio where the Fund will own an equity security and simultaneously, write call options and write put options on that security. This strategy may produce a considerably higher return than solely writing call options, but involves a higher degree of risk and potential volatility.

Calamos may also utilize covered put option collars, in which the Fund purchases a put option and simultaneously sells a put option on the same security at a different strike price. The put option collars in which the Fund will invest are sometimes referred to as debit spreads and credit spreads (including strike spreads and time spreads). When the Fund engages in debit spreads the Fund will pay a higher premium for the put option it purchases than it receives for the put option it writes. In so doing, the Fund hopes to realize current gains from favorable market price movements in relation to the exercise price of the option it holds. The Fund’s maximum potential profit would be equal to the difference between the two exercise prices, less the net premium paid. When the Fund engages in credit spreads the Fund will receive more in premiums for the option it writes than it will pay for the option it purchases. In so doing, the Fund hopes to realize current gains in the form of premiums. The Fund’s maximum potential profit would be equal to the net premium received for the spread. The Fund’s maximum potential loss would be limited to the difference between the two exercise prices, less the net premium received.

In addition, to seek to offset some of the risk of a large potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may also, to a limited extent purchase put options on broad-based securities indices (such as the S&P 500 or MSCI EAFE) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

The Fund may also purchase and sell put options and call options on foreign currencies. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

Certain options, known as “American style” options, may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option. The Fund expects that substantially all of the options written by the Fund will be American style options.

The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund may sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is in the money) are illiquid.

The Fund may also purchase and sell options on securities indices and other financial indices, which may include purchasing and selling options on stocks, indices, rates, credit spreads or currencies. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making upon the market, market segment industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

The Fund will write call options and put options only if they are “covered.” For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OTC options entered into by the Fund and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

If an option written by the Fund expires, the Fund will generally realize a short-term capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid, which will be a short-term or long-term capital loss depending on the Fund’s holding period for the option.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a short-term capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will generally realize a short-term capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss, which in each case will be long-term or short-term depending on the Fund’s holding period for the option. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The ability of the Fund to utilize options successfully will depend on Calamos’ ability to predict pertinent market investments which cannot be assured.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If the Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option’s life, the opportunity to profit from currency appreciation.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty (as described above under “Options on Securities, Indexes and Currencies”) fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor’s (“S&P”) or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by Calamos.

The Fund may purchase and sell call options on securities indices and currencies. All calls sold by the Fund must be “covered.” Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. As described more fully in the accompanying prospectus, this results in the potential for net asset value erosion. In addition, a loss on a call option sold may be greater than the premium received. The Fund may purchase and sell put options on securities indices and currencies. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a price above the market price.

Futures Contracts and Options on Futures Contracts

The Fund may use interest rate futures contracts, index futures contracts and foreign currency futures contracts. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor’s 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange (“NYSE”) Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund’s exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

The success of any futures transaction depends on Calamos correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund’s return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Calamos might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities or other securities acceptable to the broker (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although the Fund’s broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing net asset value, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Risks Associated with Futures

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Fund’s portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund’s portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

If other options, futures contracts or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund’s investment objective.

When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or futures commission merchant, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian (or futures commission merchant) cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Fund.

The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

The use of futures contracts is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Fund’s ability to use futures contracts will be limited by tax considerations. See “Certain Federal Income Tax Matters.” Pursuant to a claim for exemption filed with the National Futures Association, the Fund was not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act (the “CEA”) and was not subject to registration or regulation as such under the CEA. However, the registration exclusion was amended in February 2012, and such amendments took effect on April 24, 2012. Under these amendments, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money”1 at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way in which the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape. In this regard, any further amendment to the CEA or its related regulations subjecting the Fund to any additional regulation may have adverse impacts on the Fund’s operations and expenses.

1 A call option is “in-the-money” to the extent, if any, that the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

 The Fund has claimed an exclusion from registration as a commodity pool under the CEA and, therefore, the Fund and its officers and trustees are not subject to the registration requirements of the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies.

Warrants

The Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Portfolio Turnover

Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in the Fund would result in increased transaction expense. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

Short Sales

The Fund may from time to time sell securities short to enhance income and protect against market risk by hedging a portion of the equity risk inherent in the Fund’s portfolio. A short sale is effected when Calamos believes that the price of a security will decline, and involves the sale of securities that the Fund does not own, in the hope of purchasing the same securities at a later date at a lower price. There can be no assurance that the Fund will be able to close out a short position (i.e., purchase the same securities) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the Fund must borrow the securities from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the securities, on behalf of the Fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to it the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends or interest paid on the securities sold short.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the short sale. The Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

The Fund will realize a gain if the price of the securities declines between the date of the short sale and the date on which the Fund purchases securities to replace the borrowed securities. On the other hand, a Fund will incur a loss if the price of the securities increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with the short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

There is also a risk that securities borrowed by the Fund and delivered to the buyer of the securities sold short will need to be returned to the broker-dealer on short notice. If the request for the return of securities occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the Fund might be compelled, at the most disadvantageous time, to replace the borrowed securities with securities purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

Rule 10a-1 under the Securities Exchange Act of 1934, as amended (“Exchange Act”) provides that exchange-traded securities can be sold short only at a price that is higher than the last trade or the same as the last trade price if that price is higher than the price of the previous reported trade. The requirements of Rule 10a-1 can delay, or in some cases prevent, execution of short sales, resulting in opportunity costs and increased exposure to market action.

The Fund may also make short sales “against the box,” meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. Short sales “against the box” result in a “constructive sale” and require the Fund to recognize any taxable gain unless an exception to the constructive sale rule applies.

The Fund will not make a short sale of securities (other than a short sale “against the box”), if more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales (other than short sales “against the box”).

In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent it is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund’s short positions remain open. The Fund believes that some broker-dealers may be willing to enter into such arrangements, but there is no assurance that they will be able to enter into such arrangements to the desired degree.

Swaps, Caps, Floors and Collars

The Fund may enter into interest rate, currency, index, credit default and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily as a hedge to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps or caps on a net basis, that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The Fund’s use of swaps or caps could enhance or harm the overall performance on the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying caps could enhance the performance of the common shares by limiting certain leverage expenses. Buying caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling swaps or caps.

Swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the payments on the Fund’s leverage of offset certain losses in the portfolio. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, such a default could negatively impact the performance of the common shares.

Although this will not guarantee the counterparty does not default, the Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the Fund believes that the Counterparty has the financial resources to honor its obligation under the transaction. Further, Calamos will continually monitor the financial stability of a Counterparty to a swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s common shares.

If the Fund were to issue preferred shares, the Fund may choose or be required to redeem some or all of the preferred shares or prepay any borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid, however, some swaps may be considered illiquid. The markets for some types of caps, floors and collars are less liquid.

Structured Products

The Fund may invest in interests in entities organized and operated for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (“structured products”) backed by, or representing interests in, the underlying instruments. The term “structured products” as used herein excludes synthetic convertibles and interest rate transactions. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

The Fund may also invest in other types of structured products, including, among others, baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the Fund’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund’s limitations related to borrowing and leverage.

Certain issuers of structured products may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently may be no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid. The Fund currently does not intend to invest a significant amount of its assets in structured products.

“When-Issued” and Delayed Delivery Securities and Reverse Repurchase Agreements

The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Calamos deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid securities (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The coverage of these positions with segregated assets places an effective maximum limit on the use of these types of securities. The use of these investment strategies may increase net asset value fluctuation.

Illiquid Securities

The Fund may invest up to 15% of its managed assets in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within 7 days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may invest without limitation in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers. Calamos, under the supervision of the Board of Trustees, will determine whether securities purchased under Rule 144A are illiquid (that is, not readily marketable) and thus subject to the Fund’s limit on investing no more than 15% of its managed assets in illiquid securities. Investments in Rule 144A Securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these Rule 144A Securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos’ judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

The Fund may invest in bonds, corporate loans, convertible securities, preferred stocks and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Such investments may affect the Fund’s ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.

Temporary Defensive Investments

The Fund may make temporary investments without limitation when Calamos determines that a defensive position is warranted. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; cash; and repurchase agreements. If the Fund temporarily uses a different investment strategy for defensive purposes, different factors could affect the Fund’s performance, and the Fund may not achieve its investment objective.

Repurchase Agreements

As part of its strategy for the temporary investment of cash, the Fund may enter into “repurchase agreements” with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Fund to earn interest on assets awaiting long-term investment. The Fund requires continuous maintenance by the custodian for the Fund’s account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Preferred Shares

The Fund may invest in preferred shares. The preferred shares that the Fund will invest in will typically be convertible securities. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares.

Real Estate Investment Funds (“REITs”) and Associated Risk Factors

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income and gains distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may utilize significant amounts of leverage, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index.

Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and are permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, (iii) more than 5% of the Fund’s total assets would be invested in any one investment company, or (iv) such purchase would result in more than 10% of the total outstanding voting securities of a registered closed-end investment company being held by the Fund. These limitations do not apply to, among other things, the purchase of shares of money market funds, of certain related funds or of funds with exemptive relief, or any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Recent Market Conditions

The financial crisis in both the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide. Reduced liquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in some issuers having more difficulty obtaining financing and ultimately may lead to a decline in their stock prices. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events and the potential for continuing market turbulence may have an adverse effect on the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Changes in government policies may exacerbate the market’s difficulties and the withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that is expected to continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of the Consumer Financial Protection Bureau; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that may be unforeseeable. Because these requirements are new and evolving (and some of the rules are not yet final, their ultimate impact remains unclear.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. Clearinghouses and futures commission merchants have broad rights to increase margin requirements for existing cleared transactions or to terminate cleared transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearinghouse may have an effect on the performance of the Fund.

Under rules adopted under the Dodd-Frank Act, certain derivatives contracts are required to be executed through swap execution facilities (“SEFs”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. The Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. In addition, the Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.

The European Union (and some other countries) are implementing similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations.

The new requirements may result in increased uncertainty about counterparty credit risk, and they may also limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Additionally, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. It is expected that these regulations will have a material impact on the Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between the Fund and their swap counterparties and may increase the amount of margin the Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin. The Fund is subject to variation margin requirements under such rules and may become subject to initial margin requirements under such rules in 2020.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

INVESTMENT RESTRICTIONS

The following are the Fund’s fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares). As long as preferred shares are outstanding, the investment restrictions cannot be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class.

The Fund may not:

(1)Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(2)Borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(3)Invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment funds and mortgage-backed securities.

(4)Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(5)Invest in physical commodities or contracts relating to physical commodities.

(6)Act as an underwriter, except as it may be deemed to be an underwriter in a sale of securities held in its portfolio.

(7)Make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(8)Concentrate its investments in securities of companies in any particular industry as defined in the 1940 Act and the rules and interpretive positions of the SEC thereunder.

All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund’s outstanding voting shares.

Currently under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund’s total assets). In addition, currently under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value plus any senior securities representing indebtedness. Currently under the 1940 Act, the Fund is not permitted to issue senior securities representing indebtedness unless immediately after such borrowing the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets). Additionally, currently under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be, except that dividends may be declared upon any preferred shares if such indebtedness has an asset coverage of at least 200% at the time of declaration thereof after deducting the amount of the dividend. This limitation does not apply to certain privately placed debt.

Currently under the 1940 Act, the Fund is not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company which owns all of the outstanding securities of the Fund, except directors’ qualifying shares.

Currently, under interpretive positions of the SEC, the Fund may not have on loan at any time securities representing more than one third of its total assets.

Currently under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Currently, the Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry.

Currently under the 1940 Act, a “diversified company” means a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and not more than 10% of the outstanding voting securities of such issuer.

Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, (3) more than 5% of the Fund’s total assets would be invested in any one investment company, or (4) such purchase would result in more than 10% of the total outstanding voting securities of a registered closed-end investment company being held by the Fund. These limitations do not apply to, among other things, the purchase of shares of money market funds, of certain related funds or of funds with exemptive relief, or of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled “Risks,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition, to comply with federal income tax requirements for qualification as a regulated investment company, the Fund’s investments will be limited by both an income and an asset test. See “Certain Federal Income Tax Matters.”

As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and/or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s total assets measured at the time of borrowing or issuance of the new securities.

The Fund presently utilizes leverage through its outstanding borrowings pursuant to the SSB Agreement, and its issuance of mandatory redeemable preferred shares. See the prospectus (under the caption “Leverage”) for more information about the Fund’s present activities related to the issuance of senior securities and the borrowing of money.

MANAGEMENT OF THE FUND

Trustees and Officers

The Fund’s Board of Trustees provides broad oversight over the Fund’s affairs. The officers of the Fund are responsible for the Fund’s operations. The Fund’s Trustees and officers are listed below, together with their year of birth, positions held with the Fund, term of office and length of service and principal occupations during the past five years. Asterisks indicate those Trustees who are interested persons of the Fund within the meaning of the 1940 Act, and they are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of other investment companies (23 U.S. registered investment portfolios) for which Calamos serves as investment adviser (collectively, the “Calamos Funds”). The address for all Independent and Interested Trustees and all officers of the Fund is 2020 Calamos Court, Naperville, Illinois 60563.

Trustees Who Are Interested Persons of the Fund:

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 2004) Term Expires 2020 Co-Portfolio Manager (since inception)	23

Founder, Chairman, and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos” or “CAL”) and Calamos Wealth Management LLC (“CWM”), Director CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, CAL and CWM

Trustees who are not interested persons of the Fund:

John E. Neal, (1950)	Trustee (since 2004) Term Expires 2018	23

Private investor; Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity); Director, Centrust Bank (Northbrook, Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry)

William R. Rybak, (1951)	Trustee (since 2004) Term Expires 2020	23

Private investor; Chairman (since February 2016) and Director (since February 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Investors Series Trust; JNL Strategic Income Fund LLC and JNL Variable Fund LLC (since January 2007) and Jackson Variable Series Trust (open-end mutual funds) (since January 2018)**; Trustee, Lewis University (since 2012); Director, Private Bancorp (2003-2017); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Stephen B. Timbers, (1944)	Trustee (since 2004); Lead Independent Trustee (since 2005) Term Expires 2019	23	Private investor

David D. Tripple, (1944)	Trustee (since 2006) Term Expires 2018	23	Private investor; Trustee, Century Growth Opportunities Fund (open-end mutual fund) (since 2010), Century Shares Trust and Century Small Cap Select Fund (open-end mutual funds) (since January 2004)***

Virginia G. Breen (1964)	Trustee (since 2015) Term Expires 2019	23

Private investor; Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Director, Bank of America/US Trust Company (until 2015); Director of Modus Link Global Solutions, Inc. (until 2013)

*Mr. Calamos is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of CAL and CFS.

**Overseeing 162 portfolios in fund complex.

***Overseeing two portfolios in fund complex.

****Overseeing five portfolios in fund complex.

*****Overseeing five portfolios in fund complex.

^The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund.

Officers. The preceding table gives information about Mr. John Calamos, who is Chairman, Trustee and President of the Fund. The following table sets forth each other officer’s name and year of birth, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Robert F. Behan (1964)	Vice President (since 2013)

President (since 2015), Head of Global Distribution (since 2013), CAM, CILLC, CAL, and CFS; prior thereto Executive Vice President (2013- 2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

Thomas E. Herman (1961)	Vice President (since 2016); prior thereto Chief Financial Officer (2016-2017)	Chief Financial Officer, CAM, CILLC, CAL, and CWM (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Curtis Holloway (1967)	Chief Financial Officer (since 2017) and Treasurer (since 2010); prior thereto Assistant Treasurer (2007-2010)	Senior Vice President, Head of Fund Administration (since 2017), CAL; prior thereto Vice President, Fund Administration (2010-2017)

John S. Koudounis (1966)	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, CAL, CWM, and CFS (since 2016); Director, CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

J. Christopher Jackson (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, CAL, CWM and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The Fund’s Board of Trustees consists of six members. In accordance with the Fund’s Agreement and Declaration of Trust, the Board of Trustees is divided into three classes of approximately equal size. The terms of the trustees of the different classes are staggered. The terms of John E. Neal and David D. Tripple will expire at the annual meeting of shareholders in 2018. The terms of Stephen B. Timbers and Virginia G. Breen will expire at the annual meeting of shareholders in 2019. The terms of John P. Calamos, Sr. and William R. Rybak will expire at the annual meeting of shareholders in 2020. Such classification of the Trustees may prevent the replacement of a majority of the Trustees for up to a two year period. Each of the Fund’s officers serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees. In connection with the issuance of MRP Shares, Messrs. Rybak and Timbers were designated as the Trustees who represent the holders of preferred shares of the Fund.

Committees of the Board of Trustees. The Fund’s Board of Trustees currently has five standing committees:

Executive Committee. Messrs. John Calamos and Stephen B. Timbers are members of the Executive Committee, which has authority during intervals between meetings of the Board of Trustees to exercise the powers of the Board, with certain exceptions.

Audit Committee. Messrs. Stephen B. Timbers, John E. Neal (Chair), William R. Rybak, and David D. Tripple and Ms. Virginia G. Breen, each a non-interested Trustee, serve on the Audit Committee. The Audit Committee approves the selection of the independent auditors to the Trustees, approves services to be rendered by the auditors, monitors the auditors’ performance, reviews the results of the Fund’s audit, determines whether to recommend to the Board that the Fund’s audited financial statements be included in the Fund’s annual report and responds to other matters deemed appropriate by the Board of Trustees.

Governance Committee. Stephen B. Timbers, John E. Neal, William R. Rybak (Chair), Virginia G. Breen, and David D. Tripple, each a non-interested Trustee, serve on the Governance Committee. The Governance Committee oversees the independence and effective functioning of the Board of Trustees and endeavors to be informed about good practices for fund boards. The members of the Governance Committee make recommendations to the Board of Trustees regarding candidates for election as non interested Trustees. The Governance Committee will consider shareholder recommendations regarding potential candidates for nomination as Trustees properly submitted to the Governance Committee for its consideration. A Fund shareholder who wishes to nominate a candidate to the Fund’s Board of Trustees must submit any such recommendation in writing via regular mail to the attention of the Fund’s Secretary, at the address of the Fund’s principal executive offices. The shareholder recommendation must include:

•the number and class of all Fund shares owned beneficially and of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Fund, Calamos or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the Committee to make such determination;

•the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Fund, if elected;

•a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

•the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and

•such other information that would be helpful to the Governance Committee in evaluating the candidate.

The Governance Committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a Trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of a written request from the Governance Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Governance Committee is not required to consider such candidate. During periods when the Governance Committee is not actively recruiting new Trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the Governance Committee may dispose of the shareholder recommendation.

Dividend Committee. John P. Calamos, Sr. serves as the sole member of the dividend committee. The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Valuation Committee. David D. Tripple (Chair), Virginia G. Breen, John E. Neal, William R. Rybak and Stephen B. Timbers, each a non-interested Trustee, serve on the Valuation Committee. The Valuation Committee oversees the implementation of the valuation procedures adopted by the Board of Trustees. The members of the Valuation Committee make recommendations to the Board of Trustees regarding valuation matters relating to the Fund.

In addition to the above committees, there is a Board of Trustees directed pricing committee comprised of officers of the Fund and employees of Calamos.

The following table identifies the number of meetings the Board of Trustees and each standing committee held during the fiscal year ended October 31, 2017.

Number of Meetings During Fiscal Year Ended October 31, 2017
Board of Trustees	4
Executive Committee	0
Audit Committee	4
Governance Committee	2
Dividend Committee(1)	0
Valuation Committee	4

(1)Although the Dividend Committee held no meetings, it acted by written consent on twelve occasions.

The Fund’s Agreement and Declaration of Trust provides that the Fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any claim in which they may be involved because of their offices with the Fund, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Leadership Structure and Qualifications of the Board of Trustees. The Board of Trustees is responsible for oversight of the Fund. The Fund has engaged Calamos to manage the Fund on a day-to-day basis. The Board of Trustees oversees Calamos and certain other principal service providers in the operations of the Fund. The Board of Trustees is currently composed of six members, five of whom are non-interested trustees. The Board of Trustees meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board of Trustees has established five standing committees — Audit, Dividend, Executive, Governance and Valuation — and may establish ad hoc committees or working groups from time to time, to assist the Board of Trustees in fulfilling its oversight responsibilities. The non-interested trustees also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to the Trust.

The chairman of the Board of Trustees is an “interested person” of the Fund (as such term is defined in the 1940 Act). The non-interested trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between Calamos and the non-interested trustees and leads the non-interested trustees in all aspects of their oversight of the Fund. Among other things, the lead independent trustee reviews and approves, with the chairman, the agenda for each board and committee meeting and facilitates communication among the Fund’s non-interested trustees. The Trustees believe that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Fund. The Trustees also believe that this structure facilitates the exercise of the Board’s independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

The Board of Trustees has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a member of the Board. In making this determination, the Board has taken into account the actual service of the Trustees during their tenure in concluding that each should continue to serve. The Board also has considered each Trustee’s background and experience. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Trustee that led the Board to conclude that he should serve as a Trustee.

Each of Messrs. Calamos, Neal, Rybak and Tripple has served for multiple years as a Trustee of the Trust. In addition, each of Ms. Breen and Messrs. Calamos, Neal, Rybak, Timbers and Tripple has more than 25 years of experience in the financial services industry. Each of Ms. Breen and Messrs. Calamos, Neal, Rybak, Timbers and Tripple has experience serving on boards of other entities, including other investment companies. Each of Mr. Breen and Messrs. Calamos, Neal, Rybak and Timbers has earned a Masters of Business Administration degree, and Mr. Tripple has earned a Juris Doctor degree.

Risk Oversight. The operation of a registered investment company, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board of Trustees oversees risk through various regular board and committee activities. The Board of Trustees, directly or through its committees, reviews reports from, among others, Calamos, the Fund’s Compliance Officer, the Fund’s independent registered public accounting firm, independent outside legal counsel, and internal auditors of Calamos or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of Calamos and certain service providers. The actual day-to-day risk management with respect to the Fund resides with Calamos and other service providers to the Fund. Although the risk management policies of Calamos and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board of Trustees or Calamos, its affiliates or other service providers.

Compensation of Officers and Trustees. John P. Calamos, Sr., the trustee who is an “interested person” of the Fund, does not receive compensation from the Fund. Non-interested trustees are compensated by the Fund, but do not receive any pension or retirement benefits from the Fund. Mr. Mickey is the only Fund officer who receives compensation from the Fund. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Fund during the fiscal year ended October 31, 2017 to each of the current non-interested trustees and the one officer compensated by the Fund.

Name of Trustee	Aggregate Compensation From Fund	Total Compensation From Calamos Fund Complex(1)*
John P. Calamos Sr.	$ 0	$ 0
Virginia G. Breen	$2,529	$147,500
John E. Neal(1)	$3,235	$173,500
William R. Rybak	$2,705	$157,500
Steve B. Timbers	$3,587	$193,500
David D. Tripple	$2,705	$157,500
Mark J. Mickey	$2,628	$150,000

(1)Includes fees that may have been deferred during the year pursuant to a deferred compensation plan with Calamos Investment Trust. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the portfolios of the Calamos Investment Trust selected by the Trustee. As of October 31, 2017, the value of the deferred compensation account of Mr. Neal was $1,763,647.

*The Calamos Fund Complex consists of eight investment companies and each applicable series thereunder including the Fund, Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund.

The compensation paid to the non-interested trustees of the Calamos Funds for their services consists of an annual retainer fee in the amount of $86,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other standing committee. Each non-interested trustee also receives a meeting attendance fee of $7,000 for any regular or special board meeting attended in person, $3,500 for any regular or special board meeting attended by telephone, and $3,000 for any committee meeting attended in person or by telephone. Compensation paid to the non-interested trustees is allocated among the series of the Calamos Funds in accordance with a procedure determined from time to time by the board.

The Fund has adopted a deferred compensation plan for non-interested trustees (the “Plan”). Under the Plan, a trustee who is not an “interested person” of Calamos and has elected to participate in the Plan (“a participating trustee”) may defer receipt of all or a portion of his compensation from Fund in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such otherwise compensation would have been paid to the trustee. The value of a trustee’s deferred compensation account at any time is equal to what the value if the amounts credited to the account had instead been invested in Class I shares of one or more of the portfolios of Calamos Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee’s beneficiaries. Each Calamos Fund’s obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund’s obligations to make payments under the Plan.

Ownership of Shares of the Fund and Other Calamos Funds. The following table indicates the value of shares that each Trustee beneficially owns in the Fund and the Calamos Fund Complex in the aggregate. The value of shares of the Calamos Funds is determined on the basis of the net asset value of the class of shares held as of December 31, 2017. The value of the shares held, are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee’s beneficial ownership of shares of the Calamos Fund Complex. Beneficial ownership is determined in accordance with the rules of the SEC.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Calamos Funds
John P. Calamos, Sr.(1)(2)	Over $100,000	Over $100,000
Virginia G. Breen	None	Over $100,000
John E. Neal	Over $100,000	Over $100,000
William R. Rybak	None	Over $100,000
Stephen B. Timbers	$50,001 - $100,000	Over $100,000
David D. Tripple	$1- $10,000	Over $100,000

(1)Pursuant to Rule 16a-1(a)(2) of the Exchange Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Partners LLC, and its parent company Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

(2)Indicates an “interested person” of the Trust, as defined in the 1940 Act.

Code of Ethics. The Fund and Calamos have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, directors/Trustees and designated employees of Calamos and CFS. Employees of Calamos and CFS are permitted to make personal securities transactions, including transactions in securities that the Fund may purchase, sell or hold, subject to requirements and restrictions set forth in the code of ethics of Calamos and CFS. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos and CFS employees and the interests of investment advisory clients such as the Fund. Among other things, the code of ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel. Text only versions of the code of ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may review and copy the code of ethics by visiting the SEC’s Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of the code of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, NE Room 1580, Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Proxy Voting Procedures. The Fund has delegated proxy voting responsibilities to Calamos, subject to the Board of Trustees’ general oversight. The Fund expects Calamos to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best economic interests. Calamos has adopted its own Proxy Voting Policies and Procedures (“Policies”). The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the adviser and its affiliates.

The following is a summary of the Policies used by Calamos in voting proxies.

To assist it in voting proxies, Calamos has established a Committee comprised of members of its Portfolio Management and Research Departments. The Committee and/or its members will vote proxies using the following guidelines.

In general, if Calamos believes that a company’s management and board have interests sufficiently aligned with the Fund’s interest, Calamos will vote in favor of proposals recommended by a company’s board. More specifically, Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although Calamos will examine board member elections on a case-by-case basis, it will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-takeover measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of the Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos will vote on a case-by-case basis on proposals presenting these transactions.

Finally, Calamos has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Fund. These procedures provide that the Committee, along with Calamos’ Legal and Compliance Departments, will examine conflicts of interests with the Fund of which Calamos is aware and seek to resolve such conflicts in the best interests of the Fund, irrespective of any such conflict. If a member of the Committee has a personal conflict of interest, that member will refrain from voting and the remainder of the Committee will determine how to vote the proxy solely on the investment merits of any proposal. The Committee will then memorialize the conflict and the procedures used to address the conflict.

The Fund is required to file with the SEC its complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Fund’s proxy voting record for the most recent twelve-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov and (2) without charge, upon request, by calling 800-582-6959.

You may obtain a copy a Calamos’ Policies by calling 800.582.6959, by visiting the Fund’s website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC’s website at www.sec.gov.

Investment Adviser and Investment Management Agreement

Subject to the overall supervision and review of the Board of Trustees, Calamos provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund. In addition, Calamos furnishes for use of the Fund such office space and facilities as the Fund may require for its reasonable needs and supervises the business and affairs of the Fund and provides the following other services on behalf of the Fund and not provided by persons not a party to the investment management agreement: (i) preparing or assisting in the preparation of reports to and meeting materials for the Trustees; (ii) supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; (iii) assisting in the preparation and making of filings with the SEC and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, amendments to the Fund’s registration statement on Form N-2 and semi-annual reports on Form N-SAR and Form N-CSR; (iv) overseeing the tabulation of proxies by the Fund’s transfer agent; (v) assisting in the preparation and filing of the Fund’s federal, state and local tax returns; (vi) assisting in the preparation and filing of the Fund’s federal excise tax return pursuant to Section 4982 of the Code; (vii) providing assistance with investor and public relations matters; (viii) monitoring the valuation of portfolio securities and the calculation of net asset value; (ix) monitoring the registration of shares of beneficial interest of the Fund under applicable federal and state securities laws; (x) maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund’s custodian or other agents of the Fund; (xi) assisting in establishing the accounting policies of the Fund; (xii) assisting in the resolution of accounting issues that may arise with respect to the Fund’s operations and consulting with the Fund’s independent accountants, legal counsel and the Fund’s other agents as necessary in connection therewith; (xiii) reviewing the Fund’s bills; (xiv) assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and (xv) otherwise assisting the Fund as it may reasonably request in the conduct of the Fund’s business, subject to the direction and control of the Trustees.

Under the investment management agreement, the Fund pays to Calamos a fee based on the average weekly managed assets that is computed weekly and paid on a monthly basis. The fee paid by the Fund is at the annual rate of 1.00% of managed assets. Because the management fees paid to Calamos is based upon a percentage of the Fund’s managed assets, fees paid to Calamos are higher when the Fund is leveraged; thus, Calamos will have an incentive to use leverage. Subject to the oversight of the Board, Calamos intends to use leverage only when it believes it will serve the best interests of the Fund’s shareholders.

Under the terms of its investment management agreement with the Fund, except for the services and facilities provided by Calamos as set forth therein, the Fund shall assume and pay all expenses for all other Fund operations and activities and shall reimburse Calamos for any such expenses incurred by Calamos. The expenses borne by the Fund shall include, without limitation: (a) organization expenses of the Fund (including out-of-pocket expenses, but not including Calamos’ overhead or employee costs); (b) fees payable to Calamos; (c) legal expenses; (d) auditing and accounting expenses; (e) maintenance of books and records that are required to be maintained by the Fund’s custodian or other agents of the Fund; (f) telephone, telex, facsimile, postage and other communications expenses; (g) taxes and governmental fees; (h) fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations and the expense of attendance at professional meetings of such organizations; (i) fees and expenses of accounting agents, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; (j) payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (k) expenses of preparing share certificates; (l) expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; (m) expenses relating to investor and public relations provided by parties other than Calamos; (n) expenses and fees of registering or qualifying shares of beneficial interest of the Fund for sale; (o) interest charges, bond premiums and other insurance expenses; (p) freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; (q) the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of Calamos; (r) brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; (s) expenses of printing and distributing reports, notices and dividends to shareholders; (t) expenses of preparing and setting in type, printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto; (u) costs of stationery; (v) any litigation expenses; (w) indemnification of Trustees and officers of the Fund; (x) costs of shareholders’ and other meetings; (y) interest on borrowed money, if any; and (z) the fees and other expenses of listing the Fund’s shares on the NASDAQ or any other national stock exchange.

For the fiscal years ended October 31, 2015, October 31, 2016 and October 31, 2017 the Fund incurred $1,658,508, $1,465,770 and $1,489,257 respectively, in advisory fees.

The investment management agreement had an initial term ending August 1, 2006 and continues in effect from year to year thereafter so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (2) a majority of the Trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or Calamos upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

CAL is a wholly owned subsidiary of Calamos Investments LLC (“CILLC”). Calamos Asset Management, Inc. (“CAM”) is the sole manager of CILLC and a wholly owned subsidiary of Calamos Partners LLC (“CPL”). As of December 31, 2017, approximately 22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by CPL. CPL was owned by Calamos Family Partners, Inc. (“CFP”), John P. Calamos, Sr., and John S. Koudounis. CFP was owned by members of the Calamos family, including John P. Calamos, Sr. In addition, Mr. Koudounis has the option to purchase a controlling interest in CPL upon the death or permanent disability of John P. Calamos, Sr., provided Mr. Koudounis is then serving as Chief Executive Officer of CAM and CILLC. John P. Calamos, Sr. is an affiliated person of the Fund and CAL by virtue of his position as Chairman, Trustee and President of the Fund and Chairman and Global Chief Investment Officer (“Global CIO”) of CAL. John S. Koudounis, Robert F. Behan, Thomas E. Herman, J. Christopher Jackson and Curtis Holloway are affiliated persons of the Fund and CAL by virtue of their positions as Vice President; Vice President; Vice President; Vice President and Secretary; and Chief Financial Officer and Treasurer of the Fund, respectively, and as Chief Executive Officer; President and Head of Global Distribution; Senior Vice President and Chief Financial Officer; Senior Vice President, General Counsel and Secretary; and Senior Vice President, Head of Fund Administration of CAL, respectively.

A discussion regarding the basis for the Board of Trustees’ decision to approve the renewal of the Investment Management Agreement is available in the Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2017.

The use of the name “Calamos” in the name of the Fund is pursuant to licenses granted by Calamos, and the Fund has agreed to change its name to remove that reference if Calamos ceases to act as investment adviser to the Fund.

Portfolio Managers

John P. Calamos, Sr. During the past five years, John P. Calamos, Sr. has been President, Trustee and Co-Portfolio Manager of the Fund since inception and for CAL: Founder, Chairman and Global CIO since August 2016; Chairman and Global CIO from April to August 2016; Chairman, Chief Executive Officer and Global Co-CIO between April 2013 and April 2016; Chief Executive Officer and Global Co-CIO between August 2012 and April 2013; and Chief Executive Officer and Co-CIO prior thereto.

Dennis Cogan. Dennis Cogan joined CAL in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst.

R. Matthew Freund. R. Matthew Freund joined CAL in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010.

John Hillenbrand. John Hillenbrand joined CAL in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015 he was a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst. Nick Niziolek. Nick Niziolek joined CAL in March 2005 and has been a Co-CIO, Head of International and Global Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between August 2013 and September 2015 he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst.

Eli Pars. Eli Pars joined CAL in May 2013 and has been a Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012.

Jon Vacko. Jon Vacko joined CAL in 2000 and has been a Senior Co-Portfolio Manager since September 2015. Previously he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013.

Joe Wysocki. Joe Wysocki joined CAL in October 2003 and since March 2015 is a Co-Portfolio Manager. Previously, Mr. Wysocki was a sector head from March 2014 to March 2015. Prior thereto, he was a Co-Portfolio Manager from March 2013 to March 2014. Between February 2007 and March 2013 he was a senior strategy analyst.

Calamos employs a “team of teams” approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of Calamos’ Investment Committee, made up of the Global CIO, the Co-CIO team, the Head of Global Trading and Investment Risk Management and the Director of Research. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•Promotes collaboration between teams; and

•Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•Form the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.

•Establish firm-wide secular and cyclical themes for review.

•Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•Review firm-wide, portfolio and individual security liquidity constraints.

•Evaluate firm-wide and portfolio investment performance.

•Evaluate firm-wide and portfolio hedging policies and execution.

•Evaluate enhancements to the overall investment process.

John P. Calamos, Sr., Founder, Chairman and Global CIO, is responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. R. Matthew Freund, John Hillenbrand, Nick Niziolek, Eli Pars, and Jon Vacko are each Sr. Co-Portfolio Managers, and Dennis Cogan and Joe Wysocki are each Co-Portfolio Managers. Paul Mitchell, Director of Research, is responsible for developing and enhancing both fundamental and quantitative research processes and resources, working in partnership with senior investment personnel.

For over 20 years, the Calamos portfolio management team has managed money for their clients in convertible, high yield and global strategies. Furthermore, Calamos has extensive experience investing in foreign markets through its convertible securities and high yield securities strategies. Such experience has included investments in established as well as emerging foreign markets.

The Global CIO, Sr. Co-Portfolio Managers and Co-Portfolio Managers also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts as of October 31, 2017 is set forth below:

Other Accounts Managed and Assets by Account Type as of October 31, 2017:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	22	17,258,980,239	12	653,590,354	2,646	2,053,806,595
John Hillenbrand	20	12,540,831,598	12	653,590,354	2,646	2,053,806,595
Jon Vacko	20	12,540,831,598	12	653,590,354	2,646	2,053,806,595
Eli Pars	19	15,508,833,203	12	653,590,354	2,646	2,053,806,595
Dennis Cogan	11	7,223,505,480	7	469,133,498	2,646	2,053,806,595
Nick Niziolek	11	7,223,505,480	7	469,133,498	2,646	2,053,806,595
Joe Wysocki	11	9,906,505,231	4	508,077,145	2,646	2,053,806,595
R. Matthew Freund	12	10,011,551,844	5	184,456,856	0	—

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2017:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	414,409,727	0	—	0	—
John Hillenbrand	2	414,409,727	0	—	0	—
Jon Vacko	2	414,409,727	0	—	0	—
Eli Pars	2	414,409,727	0	—	0	—
Dennis Cogan	2	414,409,727	0	—	0	—
Nick Niziolek	2	414,409,727	0	—	0	—
Joe Wysocki	0	—	0	—	0	—
R. Matthew Freund	0	—	0	—	0	—

*Each Co-Portfolio Manager may invest for his own benefit in securities held in brokerage and mutual fund accounts. The information shown in the table does not include information about those accounts where the Co-Portfolio Manager or members of his family have beneficial or pecuniary interest because no advisory relationship exists with Calamos or any of its affiliates.

The Fund’s Co-Portfolio Managers are responsible for managing both the Fund and other accounts, including separate accounts and funds not required to be registered under the 1940 Act.

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos in an account and certain trading practices used by the portfolio managers (e.g., cross-trades between the Fund and another account and allocation of aggregated trades). Calamos has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The allocation methodology employed by Calamos varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos to execute trades through a specific broker. However, if the directed broker allows Calamos to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos full brokerage discretion. Calamos and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Adviser’s Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, CAL may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, CAL is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

As of October 31, 2017, John P. Calamos, Sr., our Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. His target bonus is set at a percentage of the respective base salary. Similarly, he is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos has been revised as of November 2017 and currently consists of two types of awards: (1) Mutual Fund Incentive Awards for investment professionals and (2) Phantom Equity Incentive Awards for non-investment professionals.

As of October 31, 2017, Dennis Cogan, R. Matthew Freund, John Hillenbrand, Nick Niziolek, Eli Pars, Jon Vacko and Joe Wysocki receive all of their compensation from Calamos. These individuals each receive compensation in the form of an annual base salary, a bonus (payable in cash) and are eligible for LTI awards.

The LTI program at Calamos for investment professionals is a Mutual Fund Incentive Award with amounts deemed to be invested in one or more funds. “Funds” mean mutual funds, ETFs or private funds managed by Calamos or a subsidiary of Calamos. Additionally, Messrs. Hillenbrand, Niziolek and Pars have been granted additional deferred bonus and compensation awards.

Mr. Freund’s compensation consists of base salary, annual short-term cash incentive and a long-term incentive payable either in cash or equity. Mr. Freund’s total compensation consisting of base salary and minimum annual short-term cash and long-term incentive are guaranteed through 2018. Mr. Freund’s base salary is guaranteed through March 31, 2019.

The amounts paid to all Co-Portfolio Managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Co-Portfolio Managers’ compensation structure does not differentiate between the Funds and other accounts managed by the Co-Portfolio Managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Co-Portfolio Managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos. All Co-Portfolio Managers are eligible to receive annual awards under an incentive compensation plan. All Co-Portfolio Managers of the firm are eligible for the LTI program.

At October 31, 2017, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1a(a)(2) under the Exchange Act) shares of the Fund having value within the indicated dollar ranges.

Portfolio Manager	Fund
John P. Calamos Sr.(1)	Over $1,000,000
Nick Niziolek	None
Dennis Cogan	$50,001 - $100,000
John Hillenbrand	None
Jon Vacko	None
Joe Wysocki	None
Eli Pars	None
R. Matthew Freund	None

(1)Pursuant to Rule 16a-1(a)(2) of the Exchange Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Partners LLC, and its parent company Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

Fund Accountant

Under the arrangements with State Street Bank and Trust Company (“State Street”) to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating net asset value; providing selected general ledger reports; preferred share compliance; calculating total returns; preparing financial statements; and providing monthly distribution analysis to the Fund and such other funds advised by Calamos that may be part of those arrangements (the Fund and such other funds are collectively referred to as the “Calamos Funds”). For the services rendered to the Calamos Funds, State Street receives fees based on the combined managed assets of the Calamos Funds (“Combined Assets”). State Street receives a fee at the annual rate of 0.005% for the first $20.0 billion of Combined Assets, 0.004% for the next $10.0 billion of Combined Assets and 0.003% for the Combined Assets in excess of $30.0 billion. Each fund of the Calamos Funds pays its pro-rata share of the fees payable to State Street described below based on relative managed assets of each fund.

Pursuant to an agreement between the Calamos Funds and Calamos, Calamos is obligated to provide the following financial accounting services to the Calamos Funds: management of expenses and expense payment processing; monitor the calculation of expense accrual amounts for any fund and make any necessary modifications; coordinate any expense reimbursement calculations and payment; calculate yields on the funds in accordance with rules and regulations of the SEC; calculate net investment income dividends and capital gains distributions; calculate, track and report tax adjustments on all assets of each fund, including but not limited to contingent debt and preferred trust obligations; prepare excise tax and fiscal year distributions schedules; prepare tax information required for financial statement footnotes; prepare state and federal income tax returns; prepare specialized calculations of amortization on convertible securities; prepare year-end dividend disclosure information; calculate trustee deferred compensation plan accruals and valuations; and prepare Form 1099 information statements for Board members and service providers. For providing those financial accounting services, Calamos will receive a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of the average daily net assets of the Calamos Funds; 0.0150% on the next $1 billion of the average daily net assets of the Calamos Funds; and 0.0110% on the average daily net assets of the Calamos Funds above $2 billion (“financial accounting service fee”). Each fund of the Calamos Funds will pay its pro-rata share of the financial accounting service fee payable to Calamos based on relative managed assets of each fund.

CERTAIN SHAREHOLDERS

At May 31, 2018, the following persons were known to own beneficially or of record more than 5% of the outstanding securities of each of the following Funds:

Class of Shares	Name and Address of Beneficial Owner	Number of Shares owned	Percent of Class
Common	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	1,378,011	16.23%
	Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, MD 21231	841,875	9.91%
	Wells Fargo Clearing Services LLC 2801 Market Street H0006-09B St Louis, MO 63103	740,118	8.72%
	Merrill Lynch Pierce Fenner & Smith c/o Merrill Lynch Corporate Actions 4804 Deer Lake Dr. E. Jacksonville, FL 32246	737,479	8.69%
	TD Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	714,271	8.41%
	Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	563,260	6.63%
	UBS Financial Services Inc. 1000 Harbor Blvd Weehawken, NJ 07086	536,156	6.31%
	Bank of New York Mellon 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	522,896	6.16%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	509,648	6.00%
Series A Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company c/o Barings LLC 1500 Main Street, Suite 2200 PO Box 15189 Springfield, MA 01115-5189	160,000	100%
Series B Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company c/o Barings LLC 1500 Main Street, Suite 2200 PO Box 15189 Springfield, MA 01115-5189	160,000	100%
Series C Mandatory Redeemable Preferred Shares	Massachusetts Mutual Life Insurance Company c/o Barings LLC 1500 Main Street, Suite 2200 PO Box 15189 Springfield, MA 01115-5189	160,000	100%

At May 31, 2018, the trustees and officers as a group owned 3.9% of the Fund’s outstanding common shares.

PORTFOLIO TRANSACTIONS

Portfolio transactions on behalf of the Fund effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In executing portfolio transactions, Calamos uses its best efforts to obtain for the Fund the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

The Trustees have determined that portfolio transactions for the Fund may be executed through CFS, an affiliate of Calamos, if, in the judgment of Calamos, the use of CFS is likely to result in prices and execution at least as favorable to the Funds as those available from other qualified brokers and if, in such transactions, CFS charges the Fund commission rates consistent with those charged by CFS to comparable unaffiliated customers in similar transactions. The Board of Trustees, including a majority of the Trustees who are not “interested” trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to CFS are consistent with the foregoing standard. The Fund will not effect principal transactions with CFS.

In allocating the Fund’s portfolio brokerage transactions to unaffiliated broker-dealers, Calamos may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. Although Calamos believes these services have substantial value, they are considered supplemental to Calamos’ own efforts in the performance of its duties under the management agreement.

Calamos does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Calamos does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Calamos has entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Calamos with research or brokerage services, as permitted under Section 28(e) of the Exchange Act. CCAs allow Calamos to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Calamos are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Calamos and such research may not necessarily be used by Calamos in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services.

As permitted by Section 28(e) of the Exchange Act, Calamos may cause the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by Calamos to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos may indirectly benefit from the provision of these services to Calamos, and the Fund may indirectly benefit from services provided to Calamos as a result of transactions for other clients.

The Fund paid $0, $0, and $0 in aggregate brokerage commissions for the fiscal years ended October 31, 2015, October 31, 2016, and October 31, 2017, including $0, $0, and $0 to CFS, which represented 0%, 0% and 0% of the Fund’s aggregate brokerage fees paid for the respective fiscal year, and 0%, 0%, and 0% of the Fund’s aggregate dollar amount of transactions involving brokerage commissions for the respective fiscal year.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. For the fiscal years ended October 31, 2016 and October 31, 2017 the portfolio turnover rate was 114%, and 134% respectively. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See “Certain Federal Income Tax Matters.”

NET ASSET VALUE

Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time), on the last business day in each week. Net asset value is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of common shares outstanding. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s, and periodic publications of The Wall Street Journal.

The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees. Securities for which market quotations are readily available will be valued using the market value of those securities. Securities for which market quotations are not readily available will be fair valued in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees. The method by which a security may be fair valued will depend on the type of security and the circumstances under which the security is being fair valued.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Fund determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.

Fixed income securities are generally traded in the over-the-counter market and are valued based on evaluations provided by independent pricing services or by dealers who make markets in such securities. Valuations of fixed income securities consider yield or price of bonds of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a market value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the Board of Trustees and under the ultimate supervision of the Board of Trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is not currently anticipated that the Board of Trustees would authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NASDAQ, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund,

(b) general suspension of or limitation on prices for trading securities on the NASDAQ, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund’s total managed assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the Fund’s Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

CERTAIN FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder or a noteholder (as the case may be) that acquires, holds and/or disposes of the Fund’s securities. This discussion only addresses certain U.S. federal income tax consequences to U.S. shareholders and noteholders (as the case may be) who hold their Fund securities as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders and noteholders (as the case may be) in light of their individual circumstances. This discussion also does not address all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders and noteholders (including shareholders and noteholders subject to special tax rules and shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. The specific terms of preferred shares and debt securities may result in different tax consequences to holders than those described herein. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders and noteholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

Federal Income Taxation of the Fund

The Fund has elected to be treated, and intends to qualify and be eligible to be treated each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on investment company taxable income and capital gains timely distributed to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, taking into account any capital loss carryforwards, less certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over the sum of net short-term capital loss and any capital loss carryforwards), it will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually, all or substantially all of its investment company taxable income, net tax-exempt interest, if any, and net capital gain.

In determining its net capital gain, its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion of the taxable year, if any, after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years without expiration to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund must apply such carryforwards first against gains of the same character.

If for any taxable year the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated in the same manner as a regular corporation subject to U.S. federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, and noncorporate shareholders of the Fund would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation under Section 1(h)(11) of the Code, as described below.

The Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on its undistributed ordinary income for a calendar year and its undistributed capital gains for the one-year period generally ending on October 31 of such calendar year if it fails to meet certain distribution requirements with respect to that year. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions in a timely manner and in an amount sufficient to avoid such tax and accordingly does not expect to be subject to this excise tax.

In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in certain publicly traded partnerships that derive less than 90% of their gross income from the items described in (i) above (each, a “Qualified Publicly Traded Partnership”) (the “90% income test”). For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in certain such entities.

In addition to the 90% income test, the Fund must also diversify its holdings (the “asset test”) so that, at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or in the securities of one or more Qualified Publicly Traded Partnerships.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

If the Fund acquires any equity interest (generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments held for the production of such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of equity interests in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. These investments could also result in the treatment as ordinary income of associated gains on a sale of the investment. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax. Tax elections may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements described above) without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its U.S. federal income tax liability or maximize its return from these investments.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (“OID”) (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its stated redemption price at maturity (or its adjusted issue price if it is also an original issue discount bond). Subject to the discussion below regarding Section 451 of the Code, if the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. Such market discount will not constitute qualified dividend income. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The application of Section 451 to the accrual of market discount is currently unclear. If Section 451 applies to the accrual of market discount, the Fund must include in income any market discount as it takes the same into account on its financial statements.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. The U.S. federal income tax laws are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

Very generally, where the Fund purchases a bond at a price that exceeds the stated redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Certain of the Fund’s other investments may cause the Fund to recognize income without the corresponding receipt of cash, which could result in the Fund being required to dispose of its portfolio securities under disadvantageous circumstances to generate cash or to leverage itself by borrowing cash to satisfy distribution requirements and to avoid entity-level tax. The Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedging instruments, straddles, swaps and other similar transactions. In addition to the special rules described below, such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax. The Fund will monitor its transactions and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument, swap or other similar investment, and if the Fund deems it advisable, will make appropriate elections in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

Certain of the Fund’s investments in derivative instruments and foreign currency denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any). If such a difference arises and the Fund’s book income is less than the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax. If the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will generally be treated as (i) a dividend to the extent of the Fund’s remaining current or accumulated earnings and profits (including earnings and profits arising from tax-exempt income), if any, (ii) thereafter, as a return of capital to the extent of the recipient’s adjusted tax basis in the shares and (iii) thereafter, as gain from the sale or exchange of a capital asset.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The termination of the Fund’s obligation under an option other than through the exercise of the option will result in gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Subject to certain exceptions, some of which are described below, such gain or loss generally will be short-term. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends received deduction, as the case may be.

The Fund’s transactions in certain investments (including broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted below, distributions of net short-term capital gain that are properly reported as capital gain dividends are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Any investment by the Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice issued by the IRS, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to federal income tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs. Under legislation enacted in 2006, a CRT, as defined in Section 664 of the Code, that realizes any unrelated business taxable income (“UBTI”) for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in 2006, a CRT will not recognize UBTI solely as a result of investing in a regulated investment company that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a regulated investment company that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt shareholders are urged to consult their tax advisers concerning the consequences of investing in the Fund. The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. If more than 50% of the value of the Fund’s assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may make an election under the Code to pass through such taxes to shareholders of the Fund. If the Fund is eligible to and makes such an election, shareholders will generally be able (subject to applicable limitations under the Code) to claim a credit or deduction (but not both) on their federal income tax return for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of income taxes paid by the Fund to foreign countries. If the Fund makes such an election, it will provide relevant information to its shareholders. If such an election is not made, shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns. Each prospective investor is urged to consult its tax adviser regarding taxation of foreign securities in the Fund’s portfolio and any available foreign tax credits with respect to the prospective investor’s own situation.

Common Shares and Preferred Shares

Common Share Distributions. Unless a shareholder is ineligible to participate or elects otherwise, all distributions on common shares will be automatically reinvested in additional common shares of the Fund pursuant to the Automatic Dividend Reinvestment Plan (the “Dividend Reinvestment Plan”). For U.S. federal income tax purposes, dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Dividend Reinvestment Plan in additional shares of the Fund.

Distributions of investment company taxable income (determined without regard to the deduction for dividends paid), which includes dividends, taxable interest, net short-term capital gain in excess of net long-term capital loss, taking into account any capital loss carryforwards and certain net foreign currency exchange gains, are, except as discussed below, taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. A portion of such dividends may qualify for the dividends received deduction available to corporations under Section 243 of the Code and the reduced rate of taxation under Section 1(h)(11) of the Code that applies to qualified dividend income received by noncorporate shareholders. In general, dividends of net investment income received by corporate shareholders of the Fund qualify for the dividends received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Fund from domestic corporations (other than REITs) for the taxable year. Qualified dividend income received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible for treatment as qualified dividend income. The Fund generally can pass the tax treatment of dividends eligible for the dividends received deduction and qualified dividend income it receives through to Fund shareholders. For the Fund to receive dividends eligible for the dividends received deduction and qualified dividend income, the Fund must meet certain holding period and other requirements with respect to the stock on which the dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund for the dividends received by the shareholder to be eligible for such treatment. Moreover, the dividends received deduction may otherwise be disallowed or reduced by application of various provisions of the Code (for instance, the dividends received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified REIT dividends or qualified publicly traded partnership income from a Fund’s investment in a REIT will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT directly.

If the Fund retains any net capital gain, the Fund may report the retained amount as undistributed capital gains to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder.

If a shareholder’s distributions are automatically reinvested pursuant to the Dividend Reinvestment Plan and the plan agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder’s distributions are automatically reinvested pursuant to the Dividend Reinvestment Plan and the plan agent invests the distribution in newly issued shares of the Fund, the shareholder will generally be treated as receiving a taxable distribution equal to the fair market value of the shares the shareholder receives.

At the time of an investor’s purchase of the Fund’s shares, a portion of the purchase price may be attributable to unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

Preferred Share Distributions. Under present law and based in part on the fact that there is and will be no express or implied agreement between or among a broker-dealer or any other party, and the Fund or any owners of preferred shares, that the broker-dealer or any other party will guarantee or otherwise arrange to ensure that an owner of preferred shares will be able to sell his or her shares, that the Fund intends to treat the preferred shares as stock of the Fund for federal income tax purposes, and , as such, distributions with respect to the preferred shares (other than distributions in redemption of the preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for U.S. federal income tax purposes. Except in the case of net capital gain distributions, such dividends generally will be taxable at ordinary income tax rates to holders of preferred shares but may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code and the reduced rates of federal income taxation that apply to qualified dividend income received by noncorporate shareholders under Section 1(h)(11) of the Code. Distributions reported by the Fund as net capital gain distributions will be taxable as long-term capital gain regardless of the length of time a shareholder has held shares of the Fund. Please see the discussion above on qualified dividend income, dividends received deductions and net capital gain.

The character of the Fund’s income will not affect the amount of dividends which the holders of preferred shares are entitled to receive. If the preferred shares are auction rate securities, holders of preferred shares are entitled to receive only the amount of dividends as determined by periodic auctions. For U.S. federal income tax purposes, the IRS requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to report distributions made with respect to the common shares and preferred shares as consisting of particular types of income (e.g., net capital gain and ordinary income), in accordance with each class’s proportionate share of the total dividends paid to both classes. Thus, each year the Fund will report dividends qualifying for the corporate dividends received deduction, qualified dividend income, ordinary income and net capital gains in a manner that allocates such income between the preferred shares and common shares in proportion to the total dividends made to each class with respect to such taxable year, or otherwise as required by applicable law. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The Fund intends to treat any dividends that are paid following the close of a taxable year as “paid” in the prior year for purposes of determining a class’s proportionate share of a particular type of income. The IRS has ruled privately that dividends paid following the close of the taxable year that are treated for federal income tax purposes as derived from income from the prior year will be treated as dividends “paid” in the prior year for purposes of determining the proportionate share of a particular type of income for each class. The private ruling is not binding on the IRS, and there can be no assurance that the IRS will respect such treatment. Each shareholder will be notified of the allocation within 60 days after the end of the year.

Although the Fund is required to distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid), the Fund is not required to distribute net capital gains to the shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the “net undistributed capital gain”). Please see the discussion above on undistributed capital gains. The Fund intends to distribute its net capital gain for any year during which it has preferred shares outstanding.

Such distribution will affect the tax character but not the amount of dividends to which holders of preferred shares are entitled.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December with a record date in such a month, and paid in January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on December 31 of the year in which the dividend was declared.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares. Distributions in excess of current and accumulated earnings and profits of the Fund are treated first as return of capital to the extent of the shareholder’s basis in the shares and, after the adjusted basis is reduced to zero, will be treated as capital gain to a shareholder who holds such shares as a capital asset.

If the Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

Sales of Fund Shares. Sales and other dispositions of the Fund’s shares are taxable events for shareholders that are subject to federal income tax. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the amount received for such shares and their adjusted tax basis in the shares sold. If such shares are held as a capital asset at the time of sale, the gain or loss will generally be a long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, a short-term capital gain or loss. Similarly, a repurchase by the Fund, including as a result of a tender offer by the Fund, if any, of all of the shares (common and preferred) actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain federal income tax law rules of constructive ownership as owning) any other common or preferred shares of the Fund and provided that the proceeds from the purchase do not represent declared but unpaid dividends. If the Fund repurchases fewer than all of a shareholder’s common shares or a shareholder continues to hold (directly or by attribution) other Fund shares (including preferred shares if then outstanding) subsequent to a Fund repurchase, in certain circumstances such shareholder may be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the repurchase is treated as being either (i) “substantially disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in its Fund shares, and thereafter as capital gain. Where a selling shareholder is treated as receiving a dividend, there is a risk that non-selling shareholders whose percentage interests in the Fund increase as a result of such repurchase will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the repurchase, in particular whether such repurchase is a single and isolated event or is part of a plan for periodically repurchasing the common shares of the Fund; if isolated, any such risk is likely remote.

Gain or loss will generally be long-term capital gain or loss if the shares disposed of were held for more than one year and will be short-term capital gain or loss if the shares disposed of were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. shareholder generally will be subject to federal income tax at a lower than net short-term capital gain or ordinary income. For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is. A holder’s ability to deduct capital losses may be limited.

Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event a shareholder acquires, or is treated as acquiring substantially identical stock or securities (including Fund shares acquired pursuant to the reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired. Shareholders should consult their own tax advisers regarding their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale for U.S. federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions.

Upon the termination of the Fund, shareholders generally will realize capital gain or loss in an amount equal to the difference between the amount of cash or other property received by the shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the shareholder’s adjusted tax basis in shares of the Fund for U.S. federal income tax purposes. Any such gain or loss will be long-term if the shareholder is treated as having a holding period in Fund shares of greater than one year, and otherwise will be short-term.

Federal Income Tax Withholding. Federal law requires that the Fund withhold, as “backup withholding,” a percentage of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their account applications, or on a separate

IRS Form W-9, that the social security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Other Matters. Treasury regulations provide that if a shareholder recognizes a loss with respect to shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for a shareholder who is an individual, S corporation or trust or $10 million or more for a corporate shareholder in any single taxable year (or $20 million or more in any combination of taxable years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Taxation of Non-U.S. Shareholders. The description of certain federal income tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or resident aliens or U.S. corporations, partnerships, trusts or estates who are subject to U.S. federal income tax on a net income basis). Investors other than U.S. persons, including non-resident alien individuals, may be subject to different U.S. federal income tax treatment. With respect to such persons, the Fund must generally withhold U.S. federal withholding tax at the rate of 30% (or, if the Fund receives certain certifications from such non-U.S. shareholder, such lower rate as prescribed by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. However, the Fund is not required to withhold tax on any amounts paid to a non-U.S. person with respect to capital gain dividends (that is, distributions of net capital gain that are properly reported by the Fund as capital gain dividends), dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) reported as such by the Fund and dividends attributable to certain U.S. source interest income of types similar to those not subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly reported by the Fund. Shareholders should consult their own tax advisers on these matters and on any specific question of U.S. federal, state, local, foreign and other applicable tax laws before making an investment in the Fund.

Debt Securities

Under present law, the Fund intends to treat the debt securities as indebtedness for federal income tax purposes, which treatment the discussion below assumes. We intend to treat all payments made with respect to the debt securities consistent with this characterization. The following discussion assumes that all interest on the debt securities will be qualified stated interest (which is generally interest that is unconditionally payable at least annually at a fixed or qualified floating rate), and that the debt securities will have a fixed maturity date of more than one year from the date of issuance.

Payments or accruals of interest on debt securities generally will be taxable to holders as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with the holder’s regular method of accounting for federal income tax purposes.

Initially, a holder’s tax basis in debt securities acquired generally will be equal to the cost to acquire such debt securities. This basis will be increased by the amounts, if any, that the holder includes in income under the rules governing OID (taking into account any acquisition premium that offsets such OID) and market discount, and will be decreased by the amount of any amortized premium on such debt securities, as discussed below, and any payments on such debt securities other than stated interest. When the holder sells, exchanges or redeems any of its debt securities, or otherwise disposes of its debt securities in a taxable transaction, the holder generally will recognize gain or loss equal to the difference between the amount realized on the transaction (less any accrued and unpaid interest (including any OID), which will be subject to federal income tax as interest in the manner described above) and the tax basis in the debt securities relinquished.

Except as discussed below with respect to market discount, the gain or loss recognized on the sale, exchange, redemption or other taxable disposition of any debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate than net short-term capital gain or ordinary income. For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income. A holder’s ability to deduct capital losses may be limited.

If a holder purchases debt securities at a cost greater than their stated redemption price at maturity, plus accrued interest, the holder will be considered to have purchased the debt securities at a premium, and generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If the holder makes the election to amortize the premium, it generally will apply to all debt instruments held at the beginning of the first taxable year to which the election applies, as well as any debt instruments that were subsequently acquired. In addition, the holder may not revoke the election without the consent of the IRS. If the holder elects to amortize the premium, it will be required to reduce its tax basis in the debt securities by the amount of the premium amortized during its holding period. If the holder does not elect to amortize premium, the amount of premium will be included in the holder’s tax basis in the debt securities. Therefore, if the holder does not elect to amortize the premium and holds the debt securities to maturity, the holder generally will be required to treat the premium as a capital loss when the debt securities are redeemed.

If you purchase debt securities at an original issue price that is less than their stated redemption price at maturity by at least the statutory de minimis amount, the debt securities will be treated as being issued with OID for U.S. federal income tax purposes. The stated redemption price at maturity includes all payments on the debt securities other than qualified stated interest, which is generally interest that is unconditionally payable at least annually at a fixed or qualified floating rate. If the debt securities are issued with OID, you will be required to include such OID in gross income (as ordinary income) as it accrues over the term of the debt securities on a constant-yield basis, in advance of the receipt of cash attributable to that income and regardless of your regular method of accounting for U.S. federal income tax purposes.

Subject to the discussion below regarding Section 451 of the Code, if a holder purchases debt securities in the secondary market that were issued with OID at a cost greater than their issue price and less than or equal to their stated redemption price at maturity, the holder will be considered to have purchased the debt securities with acquisition premium. Such holder will generally be permitted to reduce the daily portions of OID required to be included in income by a fraction, the numerator of which is the excess of the holder’s initial basis in the debt securities over the debt securities’ issue price, and the denominator of which is the excess of the redemption price at maturity of the debt securities over their issue price.

If the holder purchases debt securities at a price that reflects a “market discount,” any principal payments on, or any gain that the holder realized on the disposition of, the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time such debt securities were held. “Market discount” is defined under the Code as, in general, the excess (subject to a statutory de minimis amount) of the stated redemption price at maturity (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of the debt security. In addition, the holder may be required to defer the deduction of all or a portion of any interest paid on any indebtedness incurred or continued to purchase or carry the debt securities that were acquired at a market discount.

The holder may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If the holder elects to include market discount on a current basis, the interest deduction deferral rule described above will not apply and the holder will increase its basis in the debt security by the amount of market discount included in gross income. If the holder does make such an election, it will apply to all market discount debt instruments acquired on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The application of Section 451 to the accrual of market discount is currently unclear. If Section 451 applies to the accrual of market discount, a holder that is an accrual method taxpayer must include in income any market discount as it takes the same into account on its financial statements.

Information Reporting and Backup Withholding. In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations) provided they establish such exemption. Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

We may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

If the holder is a non-U.S. Holder, you may have to comply with certification procedures to establish its non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below with respect to non-U.S. Holders will satisfy these requirements.

Taxation of Non-U.S. Holders. If a holder is a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply to the holder provided that (1) interest paid on the debt securities is not effectively connected with the holder’s conduct of a trade or business in the United States, (2) the holder is not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Code, (3) the holder does not actually or constructively own 10 percent or more of the combined voting power of all classes of our stock entitled to vote, (4) the holder is not a controlled foreign corporation that is related, directly or indirectly, to us through stock ownership, and (5) the holder satisfies the certification requirements described below.

To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN or W-8BEN-E, or (2) a securities futures clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN or W-8BEN-E from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.

Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will be subject to U.S. income tax on a net basis as applicable to U.S. holders generally (and, in the case of corporate non-U.S. holders, may be subject to an additional 30% branch profits tax) or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non-U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from U.S. federal income tax, including withholding tax. This exemption will not apply to a holder if their gain is effectively connected with the conduct of a trade or business in the U.S. or the holder is an individual holder and is present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition and, in each case, certain other conditions are met.

See “Information Reporting and Backup Withholding” above for a general discussion of information reporting and backup withholding requirements applicable to non-U.S. Holders.

Other Tax Matters

Medicare Tax on Certain Investment Income. Certain noncorporate taxpayers are subject to an additional tax of 3.8% with respect to the lesser of (1) their “net investment income” (or undistributed “net investment income” in the case of an estate or trust) or (2) the excess of their “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). For this purpose, “net investment income” includes interest, dividends (including dividends paid with respect to shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

Other Reporting and Withholding Requirements. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders and holder of its debt securities under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder or holders of debt securities fails to provide the required information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that holder on ordinary dividends and interest payments, and 30% of the gross proceeds of redemptions or exchanges and certain capital gain dividends it pays after December 31, 2018. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to non-U.S. persons. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax adviser regarding the applicability to them of this reporting requirement.

Alternative Minimum Tax

Investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

The Fund’s securities and cash are held under a custodian agreement with State Street Bank and Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130. The transfer agent, dividend disbursing agent and registrar for the Fund’s shares is Computershare Shareowner Services LLC P.O. Box 358016, Pittsburgh, PA 15252-8016.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, IL 60606, serves as our independent registered public accounting firm. Deloitte & Touche LLP provides audit and audit-related services and consultation in connection with the review of our filing with the SEC.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the securities offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The prospectus, any prospectus supplement and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the securities offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus, prospectus supplement and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

ADDITIONAL INFORMATION CONCERNING THE AGREEMENT AND DECLARATION OF TRUST

The Fund’s Agreement and Declaration of Trust provides that the Fund’s Trustees shall have the power to cause each shareholder to pay directly, in advance or arrears, for charges of the Fund’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder. The Fund has no present intention of relying on this provision of the Agreement and Declaration of Trust and would only do so if consistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

Statement of Assets and Liabilities October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Global Total Return Fund

We have audited the accompanying statement of assets and liabilities of Calamos Global Total Return Fund (the “Fund”), including the schedule of investments, as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Global Total Return Fund as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 15, 2017

See accompanying Notes to Financial Statements

ASSETS
Investments in securities, at value (cost $161,075,799)	$162,310,261
Receivables:
Accrued interest and dividends	799,007
Prepaid expenses	52,042
Other assets	96,113
Total assets	163,257,423

LIABILITIES
Due to custodian bank	39,800
Options written, at value (premium $962)	530
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 480,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $126,857) (Note 7)	11,873,143
Payables:
Notes payable	36,000,000
Investments purchased	1,316,646
Affiliates:
Investment advisory fees	136,014
Deferred compensation to trustees	96,113
Financial accounting fees	1,578
Trustees’ fees and officer compensation	3,523
Other accounts payable and accrued liabilities	151,797
Total liabilities	49,619,144
NET ASSETS	$113,638,279

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 8,480,060 shares issued and outstanding	$112,271,338
Undistributed net investment income (loss)	(252,601)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and interest rate swaps	387,643
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	1,231,899	*
NET ASSETS	$113,638,279
Net asset value per common shares based upon 8,480,060 shares issued and outstanding	$13.40

*Net of deferred foreign capital gains tax of $(434).

Statement of Assets and Liabilities October 31, 2017

See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$1,923,753
Dividends	2,658,964
Securities lending income	4,145
Foreign Taxes Withheld	(129,542)
Total investment income	4,457,320

EXPENSES
Investment advisory fees	1,489,257
Interest expense on Notes Payable (Note 6)	685,854
Interest expense and amortization of offering costs on Manadatory Redeemable Preferred Shares (Notes 1 and 7)	75,915
Legal fees	55,896
Transfer agent fees	25,964
Printing and mailing fees	23,121
Trustees’ fees and officer compensation	22,846
Accounting fees	19,742
Custodian fees	18,249
Financial accounting fees	17,317
Audit fees	17,189
Registration fees	2,145
Other	22,984
Total expenses	2,476,479
NET INVESTMENT INCOME (LOSS)	1,980,841

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	8,792,436
Purchased options	(517,327)
Foreign currency transactions	(50,018)
Written options	202,591
Interest rate swaps	(14,060)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	10,033,273 (a)
Purchased options	(1,291)
Foreign currency translations	6,144
Written options	432
Interest rate swaps	14,885
NET GAIN (LOSS)	18,467,065
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,447,906

(a)Net of change of $(434) in deferred capital gains tax.

Statement of Operations Year Ended October 31, 2017

See accompanying Notes to Financial Statements

	Year Ended October 31, 2017	Year Ended October 31, 2016

OPERATIONS
Net investment income (loss)	$1,980,841	$1,802,924
Net realized gain (loss)	8,413,622	7,806,792
Change in unrealized appreciation/(depreciation)	10,053,443	(8,767,407)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	20,447,906	842,309

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(9,222,191)	(8,355,496)
Net realized gains	(939,411)	(1,681,959)
Return of capital	—	(120,546)
Net decrease in net assets from distributions to common shareholders	(10,161,602)	(10,158,001)

CAPITAL STOCK TRANSACTIONS
Reinvestment of distributions resulting in the issuance of stock	193,964	—
Net increase (decrease) in net assets from capital stock transactions	193,964	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,480,268	(9,315,692)

NET ASSETS
Beginning of year	$103,158,011	$112,473,703
End of year	$113,638,279	$103,158,011
Undistributed net investment income (loss)	$(252,601)	$(758,236)

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$20,447,906
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(163,588,041)
Net proceeds from disposition of short term investments	1,661,719
Proceeds paid on closing written options	(13,156)
Proceeds from disposition of investment securities, including purchased options	164,558,846
Premiums received from written options	216,709
Amortization and accretion of fixed-income securities	(589,670)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	2,948
Net realized gains/losses from investments, excluding purchased options	(8,792,219)
Net realized gains/losses from purchased options	517,327
Net realized gains/losses from written options	(202,591)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(10,033,273)
Change in unrealized appreciation or depreciation on capital gains tax	(434)
Change in unrealized appreciation or depreciation on purchased options	1,291
Change in unrealized appreciation or depreciation on written options	(432)
Change in unrealized appreciation or depreciation on interest rate swaps	(14,885)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(160,133)
Prepaid expenses	(48,590)
Other assets	(4,515)
Increase/(decrease) in liabilities:
Payables to affiliates	16,532
Other accounts payable and accrued liabilities	75,440
Net cash provided by/(used in) operating activities	$4,050,779

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(9,967,638)
Proceeds from preferred shares sold	12,000,000
Offering costs on Mandatory Redeemable Preferred Shares	(129,805)
Net increase/(decrease) in due to custodian bank	39,800
Repayment of note payable	(6,000,000)
Net cash provided by/(used in) financing activities	$(4,057,643)
Net increase/(decrease) in cash	$(6,864)
Cash at beginning of year	$6,864
Cash at end of year	$—
Supplemental disclosure
Cash paid for interest on Notes Payable	$601,634
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$75,915
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions:	$193,964

Statement of Cash Flows Year Ended October 31, 2017

Statement of Cash Flows Year Ended October 31, 2017

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Total Return (the “Fund”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 30% of its managed assets in securities of foreign issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

Notes to Financial Statements

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2017. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

Notes to Financial Statements

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2013 - 2016 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $96,113 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2017. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2017.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2017 were as follows:

Cost of purchases	$196,426,496
Proceeds from sales	191,974,462

The cost basis of investments for federal income tax purposes at October 31, 2017 was as follows:

Cost basis of investments	$161,032,295
Gross unrealized appreciation	8,946,683
Gross unrealized depreciation	(7,669,247)
Net unrealized appreciation (depreciation)	$1,277,436

Notes to Financial Statements

Notes to Financial Statements

Note 4 – Income Taxes

For the fiscal year ended October 31, 2017, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$26,136
Undistributed net investment income/(loss)	8,686,396
Accumulated net realized gain/(loss) on investments	(8,712,532)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions were characterized for federal income tax purposes as follows:

	Year Ended October 31, 2017	Year Ended October 31, 2016
Distributions paid from:
Ordinary income	$ 9,295,158	$ 8,355,496
Long-term capital gains	939,411	1,681,959
Return of capital	—	120,546

As of October 31, 2017, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$164,268
Undistributed capital gains	—
Total undistributed earnings	164,268
Accumulated capital and other losses	—
Net unrealized gains/(losses)	1,274,441
Total accumulated earnings/(losses)	1,438,709
Other	(71,768)
Paid-in-capital	112,271,338
Net assets applicable to common shareholders	$113,638,279

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be

Notes to Financial Statements

made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2017.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2017, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

Notes to Financial Statements

In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2017, the Fund had no outstanding interest rate swap agreements.

As of October 31, 2017, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased Options(1)	$1,082	$—
Written Options(2)	—	530
	$1,082	$530

(1)Generally, the Statement of Assets and Liabilities location for “Purchased Options” is “Investments in securities, at value”.

(2)Generally, the Statement of Assets and Liabilities location for “Written Options” is “Options written, at value.”

For the year ended October 31, 2017, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	877
Options written	857

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $55.0 million, and provides for securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the year ended October 31, 2017, the average borrowings under the Agreement were $41.1 million. For the year ended October 31, 2017, the average interest rate was 1.86%. As of October 31, 2017, the amount of total outstanding borrowings was $36.0 million, which approximates fair value. The interest rate applicable to the borrowings on October 31, 2017 was 1.59%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against borrowings under the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the SSB Agreement, the Fund will make a variable “net income” payment related to any collateral credited against borrowings under the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the SSB Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time. As of October 31, 2017, the Fund used approximately $14.3 million of its cash collateral to offset borrowings under the SSB Agreement, representing 8.8% of managed assets, and was required to pay a “net income” payment equal to an annualized

Notes to Financial Statements

interest rate of 0.99%, which can fluctuate depending on interest rates. As of October 31, 2017, approximately $13.8 million of securities were on loan ($9.0 million of fixed income securities and $4.8 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 480,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $12.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at October 31, 2017.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	160	$25	$ 4,000,000
Series B	9/06/24	4.00%	160	$25	$ 4,000,000
Series C	9/06/27	4.24%	160	$25	$ 4,000,000
				Total	$12,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Notes to Financial Statements

Notes to Financial Statements

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 8,480,060 shares outstanding at October 31, 2017. Transactions in common shares were as follows:

	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED October 31, 2016
Beginning shares	8,465,001	8,465,001
Shares sold	—	—
Shares issued through reinvestment of distributions	15,059	—
Ending shares	8,480,060	8,465,001

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$16,827,208	$—	$16,827,208
Convertible Bonds	—	40,836,067	—	40,836,067
Convertible Preferred Stocks	8,443,227	4,613,567	—	13,056,794
Common Stocks U.S.	37,326,230	—	—	37,326,230
Common Stocks Foreign	4,523,842	46,362,392	—	50,886,234
Exchange-Traded Funds	1,491,091	—	—	1,491,091
Purchased Options	1,082	—	—	1,082
Short Term Investments	1,885,555	—	—	1,885,555
Total	$53,671,027	$108,639,234	$—	$162,310,261
Liabilities:
Written Options	$530	$—	$—	$530
Total	$530	$—	$—	$530

Notes to Financial Statements

Notes to Financial Statements

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1**	TRANSFERS IN TO LEVEL 2**	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stock Foreign	$1,384,089	$3,974,810	$3,974,810	$1,384,089
Total	$1,384,089	$3,974,810	$3,974,810	$1,384,089

*Transfers from Level 2 to Level 1 were due to the lack of the availability of an applied factor utilizing a systematic fair valuation model on securities and trade on European and Far Eastern exchanges.

**Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

Notes to Financial Statements

Selected data for a share outstanding throughout each year were as follows:

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.19	$13.29	$14.21	$14.56	$13.97
Income from investment operations:
Net investment income (loss)*	0.23	0.21	0.22	0.26	0.24
Net realized and unrealized gain (loss)	2.18	(0.11)	0.06	0.59	1.56
Total from investment operations	2.41	0.10	0.28	0.85	1.80
Less distributions to common shareholders from:
Net investment income	(1.09)	(0.99)	(0.85)	(0.85)	(0.82)
Net realized gains	(0.11)	(0.20)	–	(0.19)	(0.20)
Return of capital	–	(0.01)	(0.35)	(0.16)	(0.18)
Total distributions	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)
Capital charge resulting from issuance of common and preferred shares and related offering costs	–	–	–	–	(0.01)
Net asset value, end of year	$13.40	$12.19	$13.29	$14.21	$14.56
Market value, end of year	$13.98	$10.96	$11.96	$13.57	$13.99
Total investment return based on:(a)
Net asset value	21.44%	2.22%	2.39%	6.19%	13.56%
Market value	40.91%	2.13%	(3.51)%	5.54%	12.74%
Net assets, end of year (000)	$113,638	$103,158	$112,474	$120,277	$123,141
Ratios to average net assets applicable to common shareholders:
Net expenses(b)	2.34%	2.11%	2.00%	1.92%	1.93%
Net investment income (loss)	1.87%	1.73%	1.56%	1.78%	1.68%
Portfolio turnover rate	134%	114%	76%	95%	73%
Average commission rate paid	$0.0272	$0.0279	$0.0279	$0.0253	$0.0170
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$12,000	$–	$–	$–	$–
Notes Payable (000’s omitted)	$36,000	$42,000	$44,000	$49,000	$49,000
Asset coverage per $1,000 of loan outstanding(c)	$4,490	$3,456	$3,556	$3,455	$3,513
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(d)	$337	$–	$–	$–	$–

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.62%, 1.62%, 1.63%, 1.59% and 1.57%, respectively.

(c)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the number of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

Financial Highlights

Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (14.8%)
Consumer Discretionary (4.6%)
35,000	AV Homes, Inc.µ 6.625%, 05/15/22	$36,402
45,000	Beverages & More, Inc.* 11.500%, 06/15/22	40,560
	CCO Holdings, LLC / CCO Holdings Capital Corp.µ*
85,000	5.125%, 05/01/27	85,775
60,000	5.000%, 02/01/28	59,597
103,000	Century Communities, Inc.µ* 5.875%, 07/15/25	104,077
65,000	CRC Escrow Issuer, LLC* 5.250%, 10/15/25	65,480
1,000,000	Dana Financing Luxembourg Sarlµ* 6.500%, 06/01/26	1,088,860
68,000	DISH DBS Corp.^ 5.875%, 11/15/24	68,094
40,000	Eldorado Resorts, Inc.µ 6.000%, 04/01/25	42,335
65,000	goeasy, Ltd.* 7.875%, 11/01/22	66,832
10,000	Guitar Center, Inc.µ* 6.500%, 04/15/19	9,365
260,000	L Brands, Inc.µ 6.875%, 11/01/35	258,604
40,000	Lions Gate Entertainment Corp.*^ 5.875%, 11/01/24	42,454
60,000	M/I Homes, Inc.µ 5.625%, 08/01/25	61,306
40,000	Netflix, Inc.µ* 4.875%, 04/15/28	39,831
60,000	Penske Automotive Group, Inc.µ 5.500%, 05/15/26	61,869
	PetSmart, Inc.*
33,000	5.875%, 06/01/25µ	28,770
10,000	8.875%, 06/01/25^	7,896
	Rite Aid Corp.^
120,000	7.700%, 02/15/27	101,987
75,000	6.125%, 04/01/23*	70,052
110,000	Salem Media Group, Inc.µ* 6.750%, 06/01/24	115,383
75,000	Sally Holdings, LLC / Sally Capital, Inc.^ 5.625%, 12/01/25	74,583
900,000	Service Corp. International 7.500%, 04/01/27	1,080,522
105,000	Sirius XM Radio, Inc.µ* 6.000%, 07/15/24	112,424
115,000	Time, Inc.*^ 7.500%, 10/15/25	115,693

PRINCIPAL AMOUNT		VALUE
1,385,000	Toll Brothers Finance Corp.µ 4.000%, 12/31/18	$1,414,383
		5,253,134

Consumer Staples (0.4%)
65,000	Albertsons Companies, LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLCµ 5.750%, 03/15/25	57,475
55,000	Fresh Market, Inc.*^ 9.750%, 05/01/23	31,074
250,000	JBS USA LUX SA / JBS USA Finance, Inc.* 7.250%, 06/01/21	255,599
45,000	New Albertson’s, Inc.µ 7.450%, 08/01/29	37,723
30,000	8.000%, 05/01/31	26,135
	Pilgrim’s Pride Corp.µ*
15,000	5.750%, 03/15/25	15,893
10,000	5.875%, 09/30/27	10,405
60,000	Post Holdings, Inc.µ* 5.750%, 03/01/27	62,472
		496,776

Energy (0.9%)
100,000	Calfrac Holdings, LP* 7.500%, 12/01/20	98,301
40,000	Carrizo Oil & Gas, Inc.µ 8.250%, 07/15/25	43,173
65,000	Chesapeake Energy Corp.* 8.000%, 01/15/25	64,265
15,000	Consol Mining Corp.* 11.000%, 11/15/25	15,393
15,000	CrownRock, LP / CrownRock Finance, Inc.µ* 5.625%, 10/15/25	15,234
80,000	DCP Midstream, LLCµ*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	76,312
15,000	Diamond Offshore Drilling, Inc.^ 7.875%, 08/15/25	16,060
115,000	Energy Transfer Equity, LPµ 5.500%, 06/01/27	121,867
110,000	Energy Transfer Partners, LPµ‡ 4.394%, 11/01/66 3 mo. USD LIBOR + 3.02%	99,825
65,000	Genesis Energy, LP / Genesis Energy Finance Corp.µ 6.500%, 10/01/25	66,081
25,000	Halcon Resources Corp.µ* 6.750%, 02/15/25	25,638
70,000	Laredo Petroleum, Inc.µ 6.250%, 03/15/23	72,796

See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
65,000	Plains All American Pipeline, LPµ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	$66,282
65,000	SESI, LLC*^ 7.750%, 09/15/24	67,337
25,000	SM Energy Company^ 6.750%, 09/15/26	25,717
45,000	Southwestern Energy Company^ 7.500%, 04/01/26	46,811
25,000	Transocean, Inc.* 7.500%, 01/15/26	25,803
65,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.µ* 8.750%, 04/15/23	63,628
40,000	Weatherford International, Ltd. 8.250%, 06/15/23	40,260
25,000	WildHorse Resource Development Corp.µ* 6.875%, 02/01/25	24,995
		1,075,778

Financials (1.3%)
120,000	Ally Financial, Inc.µ 8.000%, 11/01/31	158,932
75,000	AssuredPartners, Inc.µ* 7.000%, 08/15/25	78,280
170,000	Dell International, LLC / EMC Corp.µ* 6.020%, 06/15/26	189,996
65,000	Discover Financial Services‡ 5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	66,376
35,000	HUB International, Ltd.µ* 7.875%, 10/01/21	36,445
200,000	Jefferies Finance, LLCµ* 7.250%, 08/15/24	204,278
50,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.µ* 5.250%, 10/01/25	49,988
35,000	Level 3 Financing, Inc.µ 5.375%, 05/01/25	36,631
60,000	LPL Holdings, Inc.µ* 5.750%, 09/15/25	62,473
65,000	MetLife, Inc.µ 6.400%, 12/15/66	75,012
110,000	Navient Corp.^ 6.750%, 06/25/25	115,140
50,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.56%	50,525
110,000	Quicken Loans, Inc.µ* 5.750%, 05/01/25	116,724
25,000	Radian Group, Inc.µ 4.500%, 10/01/24	25,681

PRINCIPAL AMOUNT		VALUE
61,000	Springleaf Finance Corp.µ 8.250%, 10/01/23	$69,586
20,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	20,653
65,000	Tronox Finance, PLCµ* 5.750%, 10/01/25	68,073
25,000	VEREIT Operating Partnership, LP^ 3.950%, 08/15/27	24,971
		1,449,764

Health Care (2.2%)
69,000	Acadia Healthcare Company, Inc.µ 6.500%, 03/01/24	73,182
	Community Health Systems, Inc.^
150,000	7.125%, 07/15/20	130,272
40,000	6.875%, 02/01/22	29,210
110,000	DaVita, Inc.µ 5.125%, 07/15/24	110,764
110,000	Endo International, PLCµ* 7.250%, 01/15/22	101,448
60,000	Endo, Ltd.µ* 6.000%, 07/15/23	48,730
115,000	Greatbatch, Ltd.µ* 9.125%, 11/01/23	125,012
	HCA, Inc.µ
920,000	5.875%, 05/01/23	986,672
55,000	7.500%, 11/06/33	62,214
65,000	Magellan Health, Inc.µ 4.400%, 09/22/24	65,728
75,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^ 5.625%, 10/15/23	70,294
	Tenet Healthcare Corp.^
95,000	6.750%, 06/15/23	89,346
70,000	5.125%, 05/01/25*	68,100
40,000	Teva Pharmaceutical Finance Netherlands III, BV^ 3.150%, 10/01/26	35,433
	Valeant Pharmaceuticals International, Inc.*^
460,000	7.250%, 07/15/22µ	442,306
65,000	5.500%, 11/01/25	66,503
25,000	West Street Merger Sub, Inc.µ* 6.375%, 09/01/25	25,516
		2,530,730

Industrials (1.4%)
70,000	Allison Transmission, Inc.* 4.750%, 10/01/27	70,772
65,000	Beacon Escrow Corp.µ* 4.875%, 11/01/25	65,936
40,000	Catalent Pharma Solutions, Inc.µ* 4.875%, 01/15/26	40,665

See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
30,000	Covanta Holding Corp.µ 5.875%, 03/01/24	$30,147
60,000	Delphi Jersey Holdings, PLC* 5.000%, 10/01/25	60,288
15,000	FXI Holdings, Inc.* 7.875%, 11/01/24	15,260
180,000	Golden Nugget, Inc.µ* 6.750%, 10/15/24	183,457
35,000	Great Lakes Dredge & Dock Corp.µ 8.000%, 05/15/22	36,973
70,000	H&E Equipment Services, Inc.µ* 5.625%, 09/01/25	73,941
10,000	Hertz Corp.µ* 7.625%, 06/01/22	10,425
	Icahn Enterprises, LPµ
285,000	4.875%, 03/15/19	286,680
25,000	6.750%, 02/01/24	26,567
35,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	36,877
70,000	Meritor, Inc.µ 6.250%, 02/15/24	74,874
15,000	Multi-Color Corp.µ* 4.875%, 11/01/25	15,148
	Park Aerospace Holdings, Ltd.*
65,000	4.500%, 03/15/23µ	65,148
40,000	5.500%, 02/15/24^	41,445
55,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	59,791
25,000	Scientific Games International, Inc.µ* 5.000%, 10/15/25	25,407
60,000	Tennant Companyµ* 5.625%, 05/01/25	62,669
70,000	TransDigm, Inc.µ 6.500%, 05/15/25	72,341
5,000	Trident Merger Sub, Inc.µ* 6.625%, 11/01/25	4,992
10,000	TriMas Corp.µ* 4.875%, 10/15/25	10,145
35,000	United Continental Holdings, Inc.µ 4.250%, 10/01/22	35,313
	United Rentals North America, Inc.
50,000	4.875%, 01/15/28^	50,299
45,000	4.875%, 01/15/28µ	45,203
30,000	4.625%, 10/15/25µ	30,750
		1,531,513

Information Technology (1.3%)
	Alliance Data Systems Corp.*
120,000	5.875%, 11/01/21	124,877
50,000	5.375%, 08/01/22	51,029

PRINCIPAL AMOUNT		VALUE
50,000	Cardtronics, Inc.µ* 5.500%, 05/01/25	$49,903
40,000	CBS Radio, Inc.*^ 7.250%, 11/01/24	42,160
55,000	CDK Global, Inc.µ* 4.875%, 06/01/27	57,386
70,000	Clear Channel Worldwide Holdings, Inc.^ 7.625%, 03/15/20	69,304
70,000	CommScope Technologies, LLCµ* 6.000%, 06/15/25	74,160
695,000	First Data Corp. - Class Aµ* 7.000%, 12/01/23	744,592
60,000	Harland Clarke Holdings Corp.* 8.375%, 08/15/22	63,236
45,000	Nuance Communications, Inc.µ* 5.625%, 12/15/26	47,861
65,000	TTM Technologies, Inc.µ* 5.625%, 10/01/25	66,274
40,000	VFH Parent, LLC*^ 6.750%, 06/15/22	41,604
		1,432,386

Materials (1.1%)
72,000	AK Steel Corp.^ 6.375%, 10/15/25	71,003
135,000	ArcelorMittal, SA 7.500%, 10/15/39	168,769
200,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.µ* 6.000%, 02/15/25	212,495
35,000	First Quantum Minerals, Ltd.* 7.000%, 02/15/21	36,391
160,000	Freeport-McMoRan, Inc.µ 4.550%, 11/14/24	160,020
25,000	Kinross Gold Corp.µ* 4.500%, 07/15/27	25,323
270,000	New Gold, Inc.µ* 6.375%, 05/15/25	287,694
110,000	PBF Holding Company, LLC / PBF Finance Corp.µ* 7.250%, 06/15/25	114,368
20,000	Steel Dynamics, Inc.µ* 4.125%, 09/15/25	20,154
15,000	Trinseo Materials Operating, SCAµ* 5.375%, 09/01/25	15,796
	United States Steel Corp.
70,000	8.375%, 07/01/21µ*	76,922
20,000	6.875%, 08/15/25^	20,342
5,000	Warrior Met Coal, Inc.* 8.000%, 11/01/24	5,129
		1,214,406

See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE

Real Estate (0.1%)
2,000	Crescent Communities, LLC/Crescent Ventures, Inc.µ* 8.875%, 10/15/21	$2,128
	iStar, Inc.µ
35,000	6.000%, 04/01/22	36,675
10,000	4.625%, 09/15/20	10,222
90,000	MPT Operating Partnership, LP / MPT Finance Corp.µ 5.000%, 10/15/27	92,442
		141,467

Telecommunication Services (1.3%)
60,000	CB Escrow Corp.µ* 8.000%, 10/15/25	62,257
200,000	CSC Holdings, LLCµ* 5.500%, 04/15/27	206,536
180,000	Embarq Corp.µ 7.995%, 06/01/36	182,291
175,000	Frontier Communications Corp.µ 9.000%, 08/15/31	136,635
40,000	Hughes Satellite Systems Corp.µ 6.625%, 08/01/26	42,410
	Intelsat Jackson Holdings, SA
100,000	9.750%, 07/15/25*	100,799
60,000	7.500%, 04/01/21^	57,075
35,000	8.000%, 02/15/24*	37,332
65,000	Qwest Corp.µ 6.875%, 09/15/33	64,210
25,000	SBA Communications Corp.µ* 4.000%, 10/01/22	25,393
265,000	Sprint Corp.µ^ 7.625%, 02/15/25	291,565
100,000	T-Mobile USA, Inc.µ 6.625%, 04/01/23	105,103
45,000	United States Cellular Corp.µ 6.700%, 12/15/33	47,572
	Windstream Services, LLC
55,000	7.750%, 10/01/21	41,911
30,000	7.750%, 10/15/20	26,885
		1,427,974

Utilities (0.2%)
110,000	Dynegy, Inc.*^ 8.125%, 01/30/26	122,403
	NGPL PipeCo, LLCµ*
20,000	4.875%, 08/15/27	20,831
20,000	4.375%, 08/15/22	20,554
70,000	NRG Energy, Inc.^ 6.625%, 01/15/27	74,865

PRINCIPAL AMOUNT			VALUE
35,000		PPL Capital Funding, Inc.µ‡ 3.998%, 03/30/67 3 mo. USD LIBOR + 2.67%	$34,627
			273,280
		Total Corporate Bonds (Cost $16,427,010)	16,827,208

Convertible Bonds (35.9%)
Consumer Discretionary (11.3%)
700,000	EUR	Bayer Capital Corp., BV* 5.625%, 11/22/19	973,781
800,000		Cie Generale des Etablissements Michelin 0.000%, 01/10/22	871,466
740,000		DISH Network Corp.µ 3.375%, 08/15/26	795,626
		Liberty Interactive, LLC
1,690,000		1.750%, 09/30/46µ*	1,916,181
126,000		4.000%, 11/15/29	86,616
110,000		3.750%, 02/15/30	76,365
660,000		LVMH Moet Hennessy Louis Vuitton, SE 0.000%, 02/16/21	2,082,732
770,000		Marriott Vacations Worldwide Corp.µ* 1.500%, 09/15/22	834,557
1,640,000		Priceline Group, Inc.^ 0.900%, 09/15/21	1,961,547
975,000		Tesla, Inc.µ 1.250%, 03/01/21	1,084,810
600,000		Valeo, SA^ 0.000%, 06/16/21	657,919
845,000		Weatherford International, Ltd.^ 5.875%, 07/01/21	853,306
5,000,000	HKD	Zhongsheng Group Holdings, Ltd. 0.000%, 10/25/18	647,294
			12,842,200

Energy (1.9%)
800,000		SEACOR Holdings, Inc. 2.500%, 12/15/27	802,964
1,200,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	1,396,707
			2,199,671

Financials (3.1%)
896,000		Ares Capital Corp.µ^~ 4.750%, 01/15/18	900,534
800,000	EUR	AURELIUS Equity Opportunities SE & Co. KGaA 1.000%, 12/01/20	1,075,431
1,361,000	CAD	Element Fleet Management Corp.µ* 4.250%, 06/30/20	1,069,716

See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT			VALUE
436,000		IAC FinanceCo, Inc.*^ 0.875%, 10/01/22	$472,079
			3,517,760

Health Care (0.7%)
720,000		Illumina, Inc.µ^ 0.000%, 06/15/19	770,080

Industrials (5.0%)
40,000,000	JPY	ANA Holdings, Inc. 0.000%, 09/19/24	373,788
750,000		Haitian International Holdings, Ltd. 2.000%, 02/13/19	846,405
1,200,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	1,245,903
1,100,000	EUR	Prysmian S.p.A. 1.250%, 03/08/18	1,695,218
1,280,000	EUR	Safran, SA 0.000%, 12/31/20	1,525,017
			5,686,331

Information Technology (7.6%)
		FireEye, Inc.
538,000		1.625%, 06/01/35	503,049
499,000		1.000%, 06/01/35^	472,034
750,000		II-VI, Inc.µ* 0.250%, 09/01/22	876,094
1,345,000		Lumentum Holdings, Inc.µ*^ 0.250%, 03/15/24	1,720,484
720,000		Nice Systems, Inc.* 1.250%, 01/15/24	820,872
1,005,000		ON Semiconductor Corp.µ 1.000%, 12/01/20	1,300,530
755,000		RealPage, Inc.µ* 1.500%, 11/15/22	925,430
771,000		Weibo Corp.* 1.250%, 11/15/22	806,369
1,150,000		Workday, Inc.µ* 0.250%, 10/01/22	1,166,859
			8,591,721

Materials (2.7%)
1,235,000		Cemex, SAB de CV 3.720%, 03/15/20	1,309,705
1,010,000		Royal Gold, Inc.µ 2.875%, 06/15/19	1,108,611
709,000		Silver Standard Resources, Inc.^ 2.875%, 02/01/33	696,834
			3,115,150

Real Estate (2.3%)
1,650,000		AYC Finance, Ltd. 0.500%, 05/02/19	1,795,438

PRINCIPAL AMOUNT		VALUE
720,000	Starwood Waypoint Homesµ* 3.500%, 01/15/22	$805,100
		2,600,538

Telecommunication Services (1.3%)
1,400,000	Telenor East Holding II AS 0.250%, 09/20/19	1,512,616
	Total Convertible Bonds (Cost $40,156,800)	40,836,067

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (11.5%)
Energy (0.2%)
9,685	NuStar Energy, LP‡ 8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	254,231

Financials (0.6%)
550	Wells Fargo & Company 7.500%, 12/31/49	720,500

Health Care (2.7%)
3,280	Allergan, PLCµ 5.500%, 03/01/18	2,111,303
17,100	Anthem, Inc.µ 5.250%, 05/01/18	911,088
		3,022,391

Industrials (0.7%)
13,700	Rexnord Corp.µ 5.750%, 11/15/19	788,298

Real Estate (1.0%)
3,643	American Tower Corp.µ 5.500%, 02/15/18	459,637
670	Crown Castle International Corp.µ 6.875%, 08/01/20	736,940
		1,196,577

Telecommunication Services (5.0%)
22,000	Alibaba Exchangeable (Softbank)*§ 5.750%, 06/03/19	4,613,567
10,675	T-Mobile USA, Inc.µ 5.500%, 12/15/17	1,033,340
		5,646,907

Utilities (1.3%)
2,989	Dominion Resources, Inc.µ 6.750%, 08/15/19	156,415
	NextEra Energy, Inc.µ
12,100	6.371%, 09/01/18	843,975
7,500	6.123%, 09/01/19	427,500
		1,427,890

See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

NUMBER OF SHARES			VALUE
		Total Convertible Preferred Stocks (Cost $13,276,773)	$13,056,794

Common Stocks (77.6%)
Consumer Discretionary (9.0%)
800		Amazon.com, Inc.µ#	884,224
37,500		D.R. Horton, Inc.µ	1,657,875
25,700	EUR	Daimler, AG	2,145,595
780		GameStop Corp. - Class A^	14,578
14,200	ZAR	Naspers, Ltd. - Class N	3,459,584
34,200	JPY	Toyota Motor Corp.	2,121,292
			10,283,148

Consumer Staples (10.1%)
14,300	EUR	Anheuser-Busch InBev, SA	1,753,483
33,454		Coca-Cola Companyµ	1,538,215
9,500	EUR	Danone	776,446
43,000	GBP	Diageo, PLC	1,468,400
35,390	JPY	Japan Tobacco, Inc.	1,171,416
8,000	EUR	Kerry Group, PLC - Class A	805,703
15,300	CHF	Nestlé, SA	1,287,319
13,650	EUR	Unilever, NV	792,928
10,800		Wal-Mart Stores, Inc.	942,948
13,600		Walgreens Boots Alliance, Inc.	901,272
			11,438,130

Energy (6.8%)
15,250		Anadarko Petroleum Corp.µ	752,893
21,800	CAD	Canadian Natural Resources, Ltd.	760,744
28,700	CAD	Enbridge, Inc.	1,102,973
3,810		Enterprise Products Partners, LP#	93,345
14,715		Exxon Mobil Corp.µ	1,226,495
1,300		Magellan Midstream Partners, LP#	89,323
44,065	EUR	Royal Dutch Shell, PLC - Class A	1,384,089
13,100		Schlumberger, Ltd.	838,400
2,505		Spectra Energy Partners, LP#	108,016
960		Targa Resources Corp.	39,840
16,340	EUR	TOTAL, SA	910,761
25,700	CAD	Tourmaline Oil Corp.#	470,333
			7,777,212

Financials (14.8%)
140,000	HKD	AIA Group, Ltd.	1,054,967
10,250	EUR	Amundi, SA*	868,699
71,400		Bank of America Corp.µ	1,955,646
11,800	EUR	BNP Paribas, SA	920,984
20,000		Citigroup, Inc.µ	1,470,000
285,000	JPY	Daiwa Securities Group, Inc.	1,786,859
41,300	INR	Indiabulls Housing Finance, Ltd.	794,024
22,100		JPMorgan Chase & Company^	2,223,481

NUMBER OF SHARES			VALUE
165,900	JPY	Mitsubishi UFJ Financial Group, Inc.	$1,125,324
99,000	HKD	Ping An Insurance Group Company of China, Ltd.	870,007
6,700		PNC Financial Services Group, Inc.	916,493
47,000	GBP	Prudential, PLC	1,153,633
30,000		Wells Fargo & Company	1,684,200
			16,824,317

Health Care (7.3%)
12,900		Baxter International, Inc.µ	831,663
5,200		Celgene Corp.µ#	525,044
28,500	JPY	Chugai Pharmaceutical Company, Ltd.	1,358,788
17,700		Johnson & Johnson	2,467,557
12,880	CHF	Novartis, AG	1,062,333
19,650	DKK	Novo Nordisk, A/S - Class B	978,351
4,550	CHF	Roche Holding, AG	1,051,647
			8,275,383

Industrials (9.3%)
111,500	HKD	CK Hutchison Holdings, Ltd.	1,416,241
9,500	JPY	FANUC Corp.	2,221,327
24,400		General Electric Companyµ	491,904
192,000	GBP	International Consolidated Airlines Group, SA	1,621,606
9,800	EUR	KION Group, AG	785,251
72,000	JPY	Komatsu, Ltd.	2,352,655
4,100		Raytheon Company	738,820
10,200	EUR	Schneider Electric, SE#	896,185
			10,523,989

Information Technology (15.3%)
4,380		Alphabet, Inc. - Class Aµ#	4,524,715
19,400		Apple, Inc.µ	3,279,376
5,000	EUR	ASML Holding, NV	902,147
9,100		Facebook, Inc. - Class Aµ#	1,638,546
24,700		Microsoft Corp.	2,054,546
2,000	JPY	Nintendo Company, Ltd.	775,924
26,100		QUALCOMM, Inc.	1,331,361
300	KRW	Samsung Electronics Company, Ltd.	739,532
272,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	2,198,930
			17,445,077

Materials (2.0%)
272,000	GBP	Glencore, PLC#	1,311,911
26,400		Newmont Mining Corp.	954,624
			2,266,535

Telecommunication Services (3.0%)
34,200		AT&T, Inc.^	1,150,830
25,000	JPY	Nippon Telegraph & Telephone Corp.	1,208,688

See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

NUMBER OF SHARES			VALUE
11,500	JPY	SoftBank Group Corp.	$1,019,155
			3,378,673
		Total Common Stocks (Cost $87,847,256)	88,212,464

Exchange-Traded Funds (1.3%)
Other (1.3%)
8,425		iShares iBoxx High Yield Corporate Bond ETF^	745,360
20,025		SPDR Barclays Capital High Yield Bond ETF^	745,731
		Total Exchange-Traded Funds (Cost $1,480,032)	1,491,091

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
Purchased Options (0.0%) #
Materials (0.0%)
		United States Steel Corp.
4 400		Call, 11/17/17, Strike $29.00	140
4 400		Call, 11/17/17, Strike $27.00	330
4 400		Call, 11/17/17, Strike $26.00	466
4 400		Put, 11/17/17, Strike $21.00	146
		Total Purchased Options (Cost $2,373)	1,082

NUMBER OF SHARES			VALUE
Short Term Investments (1.7%)
947,494		Fidelity Prime Money Market Fund - Institutional Class	947,778
937,777		Morgan Stanley Institutional Liquidity Funds - Government Portfolio	937,777
		Total Short Term Investments (Cost $1,885,555)	1,885,555
	TOTAL INVESTMENTS (142.8%) (Cost $161,075,799)		162,310,261
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-10.6%)			(12,000,000)
LIABILITIES, LESS OTHER ASSETS (-32.2%)			(36,671,982)
NET ASSETS (100.0%)			$113,638,279

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTION (0.0%) #
Materials (0.0%)
4 400	United States Steel Corp. Put, 11/17/17, Strike $25.00 (Premium $962)	$(530)

NOTES TO SCHEDULE OF INVESTMENTS

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $37,547,564 (see Note 6 – Notes Payable).

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^Security, or portion of security, is on loan.

‡Variable rate security. The rate shown is the rate in effect at October 31, 2017.

&Illiquid security.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $5,025.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CADCanadian Dollar

CHFSwiss Franc

DKKDanish Krone

EUREuropean Monetary Unit

GBPBritish Pound Sterling

HKDHong Kong Dollar

INRIndian Rupee

JPYJapanese Yen

KRWSouth Korean Won

TWDNew Taiwan Dollar

ZARSouth African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

CURRENCY EXPOSURE OCTOBER 31, 2017

	Value	% of Total Investments
US Dollar	$104,063,252	64.1%
European Monetary Unit	18,211,718	11.2%
Japanese Yen	15,515,216	9.6%
British Pound Sterling	5,555,550	3.4%
Hong Kong Dollar	3,988,509	2.5%
South African Rand	3,459,584	2.1%
Canadian Dollar	3,403,766	2.1%
Swiss Franc	3,401,299	2.1%
New Taiwan Dollar	2,198,930	1.3%
Danish Krone	978,351	0.6%
Indian Rupee	794,024	0.5%
South Korean Won	739,532	0.5%
Total Investments Net of Written Option	$162,309,731	100.0%
Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

The Fund’s unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets, statement of cash flows, financial highlights and schedule of investments as of April 30, 2018 and notes to such statements are included on the following pages.

ASSETS
Investments in securities, at value (cost $169,677,398)	$166,105,174
Foreign currency (cost $5,446)	5,443
Receivables:
Accrued interest and dividends	900,595
Prepaid expenses	59,294
Other assets	97,670
Total assets	167,168,176

LIABILITIES
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 480,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $119,876) (Note 7)	11,880,124
Payables:
Notes payable	43,000,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	38,516
Investments purchased	1,130,658
Affiliates:
Investment advisory fees	136,952
Deferred compensation to trustees	97,670
Financial accounting fees	1,582
Trustees’ fees and officer compensation	4,249
Other accounts payable and accrued liabilities	107,487
Total liabilities	56,397,238
NET ASSETS	$110,770,938

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 8,489,501 shares issued and outstanding	$112,401,698
Undistributed net investment income (loss)	(478,526)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	2,433,762
Unrealized appreciation (depreciation) of investments, and foreign currency translations	(3,585,996	)*
NET ASSETS	$110,770,938
Net asset value per common shares based upon 8,489,501 shares issued and outstanding	$13.05

*Net of deferred foreign capital gains tax of $(11,747).

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities April 30, 2018 (Unaudited)

See accompanying Notes to Financial Statements

Statement of Operations Six Months Ended April 30, 2018 (Unaudited)

INVESTMENT INCOME
Interest	$1,125,387
Dividends	1,339,863
Foreign Taxes Withheld	(71,842)
Total investment income	2,393,408

EXPENSES
Investment advisory fees	829,740
Interest expense on Notes Payable (Note 6)	383,292
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	247,243
Legal fees	29,608
Transfer agent fees	16,268
Printing and mailing fees	14,692
Trustees’ fees and officer compensation	10,146
Financial accounting fees	9,599
Custodian fees	9,514
Accounting fees	9,053
Audit fees	8,578
Registration fees	1,216
Other	17,382
Total expenses	1,586,331
NET INVESTMENT INCOME (LOSS)	807,077

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	5,227,722	(a)
Purchased options	1,477,878
Foreign currency transactions	66,312
Written options	(668,554)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(4,594,684	)(b)
Purchased options	(223,315)
Foreign currency translations	536
Written options	(432)
NET GAIN (LOSS)	1,285,463
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,092,540

(a)Net of foreign capital gains tax of $1,680.

(b)Net of change of $(11,313) in deferred capital gains tax.

See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2018	Year Ended October 31, 2017

OPERATIONS
Net investment income (loss)	$807,077	$1,980,841
Net realized gain (loss)	6,103,358	8,413,622
Change in unrealized appreciation/(depreciation)	(4,817,895)	10,053,443
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	2,092,540	20,447,906

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(1,033,002)	(9,222,191)
Net realized gains	(4,057,239)	(939,411)
Net decrease in net assets from distributions to common shareholders	(5,090,241)	(10,161,602)

CAPITAL STOCK TRANSACTIONS
Reinvestment of distributions resulting in the issuance of stock	130,360	193,964
Net increase (decrease) in net assets from capital stock transactions	130,360	193,964
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,867,341)	10,480,268

NET ASSETS
Beginning of period	$113,638,279	$103,158,011
End of period	$110,770,938	$113,638,279
Undistributed net investment income (loss)	$(478,526)	$(252,601)

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements

Statement of Cash Flows Six Months Ended April 30, 2018 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$2,092,540
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(129,876,270)
Net purchases of short term investments	(5,160,021)
Proceeds paid on closing written options	(1,339,938)
Proceeds from disposition of investment securities, including purchased options	133,276,030
Premiums received from written options	670,422
Amortization and accretion of fixed-income securities	(320,036)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	9,727
Net realized gains/losses from investments, excluding purchased options	(5,227,732)
Net realized gains/losses from capital gains tax	(1,680)
Net realized gains/losses from purchased options	(1,477,878)
Net realized gains/losses from written options	668,554
Change in unrealized appreciation or depreciation on investments, excluding purchased options	4,594,684
Change in unrealized appreciation or depreciation on capital gains tax	(11,313)
Change in unrealized appreciation or depreciation on purchased options	223,315
Change in unrealized appreciation or depreciation on written options	432
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(101,588)
Prepaid expenses	(7,252)
Other assets	(1,557)
Increase/(decrease) in liabilities:
Payables to affiliates	3,225
Other accounts payable and accrued liabilities	(44,310)
Net cash provided by/(used in) operating activities	$(2,030,646)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(4,959,881)
Proceeds from preferred shares sold	38,516
Offering costs on Mandatory Redeemable Preferred Shares	(2,746)
Net increase/(decrease) in due to custodian bank	(39,800)
Proceeds from note payable	7,000,000
Net cash provided by/(used in) financing activities	$2,036,089
Net increase/(decrease) in cash and foreign currency*	$5,443
Cash at beginning of period	$—
Cash and foreign currency at end of period	$5,443
Supplemental disclosure
Cash paid for interest on Notes Payable	$452,075
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$285,759
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions:	$130,360

*Includes net change in unrealized appreciation or depreciation on foreign currency of $(3).

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Total Return (the “Fund”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 30% of its managed assets in securities of foreign issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Notes to Financial Statements (Unaudited)

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2018. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

Notes to Financial Statements (Unaudited)

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2015 - 2017 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $97,670 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2018. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2018.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2018 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$2,916,488	$119,478,763
Proceeds from sales	—	123,867,669

Notes to Financial Statements (Unaudited)

The cost basis of investments for federal income tax purposes at April 30, 2018 was as follows*:

Cost basis of investments	$ 169,677,398
Gross unrealized appreciation	5,714,744
Gross unrealized depreciation	(9,286,968)
Net unrealized appreciation (depreciation)	$ (3,572,224)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2018 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2017 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2017
Distributions paid from:
Ordinary income	$ 9,295,158
Long-term capital gains	939,411
Return of capital	—

As of October 31, 2017, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$164,268
Undistributed capital gains	—
Total undistributed earnings	164,268
Accumulated capital and other losses	—
Net unrealized gains/(losses)	1,274,441
Total accumulated earnings/(losses)	1,438,709
Other	(71,768)
Paid-in-capital	112,271,338
Net assets applicable to common shareholders	$113,638,279

Notes to Financial Statements (Unaudited)

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2018.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

Notes to Financial Statements (Unaudited)

As of April 30, 2018, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2018, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2018, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased Options(1)	$861,476	$—
	$861,476	$—

(1) Generally, the Statement of Assets and Liabilities location for “Purchased Options” is “Investments in securities, at value”.

For the period ended April 30, 2018, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased Options	22,155
Written Options	11,135

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $55.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2018, the average borrowings under the Agreement were $40.5 million. For the period ended April 30, 2018, the average interest rate was 2.04%. As of April 30, 2018, the amount of total outstanding borrowings was $43.0 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2018 was 2.27%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. As of April 30, 2018, the Fund used approximately $18 million of its cash collateral to offset borrowings under the SSB Agreement. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase

Notes to Financial Statements (Unaudited)

transactions. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2018, approximately $17.3 million of securities were on loan ($9.9 million of fixed income securities and $7.4 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 480,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $12.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2018.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	160	$25	$ 4,000,000
Series B	9/06/24	4.00%	160	$25	$ 4,000,000
Series C	9/06/27	4.24%	160	$25	$ 4,000,000
				Total	$12,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Notes to Financial Statements (Unaudited)

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 8,489,501 shares outstanding at April 30, 2018. Transactions in common shares were as follows:

	PERIOD ENDED April 30, 2018	YEAR ENDED October 31, 2017
Beginning shares	8,480,060	8,465,001
Shares sold	—	—
Shares issued through reinvestment of distributions	9,441	15,059
Ending shares	8,489,501	8,480,060

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$19,702,386	$—	$19,702,386
Convertible Bonds	—	37,249,280	—	37,249,280
U.S. Government and Agency Security	—	2,850,686	—	2,850,686
Bank Loans	—	336,979	—	336,979
Convertible Preferred Stocks	4,284,114	4,334,941	—	8,619,055
Common Stocks Foreign	3,693,645	39,927,141	—	43,620,786
Common Stocks U.S.	44,570,359	—	—	44,570,359
Exchange-Traded Funds	1,248,415	—	—	1,248,415
Purchased Options	861,476	—	—	861,476
Short Term Investments	7,045,752	—	—	7,045,752
Total	$61,703,761	$104,401,413	$—	$166,105,174

	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments at Value:
Common Stock Foreign	$—	$1,542,000	$1,542,000	$—
Total	$—	$1,542,000	$1,542,000	$—

* Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2018	Year Ended October 31,
		2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$13.40	$12.19	$13.29	$14.21	$14.56	$13.97
Income from investment operations:
Net investment income (loss)*	0.10	0.23	0.21	0.22	0.26	0.24
Net realized and unrealized gain (loss)	0.15	2.18	(0.11)	0.06	0.59	1.56
Total from investment operations	0.25	2.41	0.10	0.28	0.85	1.80
Less distributions to common shareholders from:
Net investment income	(0.12)	(1.09)	(0.99)	(0.85)	(0.85)	(0.82)
Net realized gains	(0.48)	(0.11)	(0.20)	–	(0.19)	(0.20)
Return of capital	–	–	(0.01)	(0.35)	(0.16)	(0.18)
Total distributions	(0.60)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)
Capital charge resulting from issuance of common and preferred shares and related offering costs	–	–	–	–	–	(0.01)
Net asset value, end of period	$13.05	$13.40	$12.19	$13.29	$14.21	$14.56
Market value, end of period	$13.83	$13.98	$10.96	$11.96	$13.57	$13.99
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	1.73%	21.44%	2.22%	2.39%	6.19%	13.56%
Market value	3.34%	40.91%	2.13%	(3.51)%	5.54%	12.74%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.78% (c)	2.34%	2.11%	2.00%	1.92%	1.93%
Net investment income (loss)	1.42% (c)	1.87%	1.73%	1.56%	1.78%	1.68%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$110,771	$113,638	$103,158	$112,474	$120,277	$123,141
Portfolio turnover rate	77%	134%	114%	76%	95%	73%
Average commission rate paid	$0.0220	$0.0272	$0.0279	$0.0279	$0.0253	$0.0170
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$12,000	$12,000	$–	$–	$–	$–
Notes Payable (000’s omitted)	$43,000	$36,000	$42,000	$44,000	$49,000	$49,000
Asset coverage per $1,000 of loan outstanding(d)	$3,855	$4,490	$3,456	$3,556	$3,455	$3,513
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$345	$337	$–	$–	$–	$–

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.68%, 1.62%, 1.62%, 1.63%, 1.59% and 1.57%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

See accompanying Notes to Schedule of Investments

Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (17.8%)
Consumer Discretionary (3.9%)
35,000	AV Homes, Inc.µ 6.625%, 05/15/22	$35,986
45,000	Beverages & More, Inc.µ* 11.500%, 06/15/22	41,156
	CCO Holdings, LLC / CCO Holdings Capital Corp.
85,000	5.125%, 05/01/27*^	79,753
60,000	5.000%, 02/01/28µ*	55,298
50,000	5.750%, 09/01/23	50,692
108,000	Century Communities, Inc.µ 5.875%, 07/15/25	103,265
65,000	CRC Escrow Issuer, LLC*^ 5.250%, 10/15/25	62,156
1,000,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	1,042,015
	DISH DBS Corp.^
88,000	5.875%, 11/15/24	75,240
65,000	7.750%, 07/01/26	59,287
105,000	Eldorado Resorts, Inc.µ 6.000%, 04/01/25	104,143
30,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	29,400
45,000	GameStop Corp.*^ 6.750%, 03/15/21	45,823
55,000	goeasy, Ltd.µ* 7.875%, 11/01/22	58,621
35,000	Guitar Center Escrow Issuer, Inc.µ* 9.500%, 10/15/21	34,179
185,000	L Brands, Inc.^ 6.875%, 11/01/35	175,077
60,000	M/I Homes, Inc.µ 5.625%, 08/01/25	57,829
120,000	Mattel, Inc.*^ 6.750%, 12/31/25	117,150
75,000	Meritage Homes Corp.µ* 6.000%, 06/01/25	77,326
60,000	Penske Automotive Group, Inc.µ 5.500%, 05/15/26	58,484
	PetSmart, Inc.*
33,000	5.875%, 06/01/25	23,796
10,000	8.875%, 06/01/25^	5,843
	Rite Aid Corp.
120,000	7.700%, 02/15/27µ	104,623
40,000	6.125%, 04/01/23*^	40,800
110,000	Salem Media Group, Inc.µ* 6.750%, 06/01/24	104,509
75,000	Sally Holdings, LLC / Sally Capital, Inc.^ 5.625%, 12/01/25	73,399
900,000	Service Corp. Internationalµ 7.500%, 04/01/27	1,030,648

PRINCIPAL AMOUNT		VALUE
60,000	Sotheby’s* 4.875%, 12/15/25	$57,825
500,000	Toll Brothers Finance Corp.µ 4.000%, 12/31/18	501,503
45,000	VOC Escrow, Ltd.µ* 5.000%, 02/15/28	43,597
		4,349,423

Consumer Staples (0.7%)
65,000	Albertsons Companies, LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLCµ 5.750%, 03/15/25	56,810
55,000	Fresh Market, Inc.*^ 9.750%, 05/01/23	31,187
	JBS USA LUX SA / JBS USA Finance, Inc.*
340,000	7.250%, 06/01/21	344,187
75,000	6.750%, 02/15/28	72,102
	New Albertson’s, Inc.
45,000	7.450%, 08/01/29^	36,650
30,000	8.000%, 05/01/31µ	24,990
15,000	7.750%, 06/15/26	13,171
	Pilgrim’s Pride Corp.µ*
85,000	5.875%, 09/30/27	81,298
25,000	5.750%, 03/15/25	24,570
	Post Holdings, Inc.*
60,000	5.750%, 03/01/27	58,692
14,000	5.625%, 01/15/28^	13,403
		757,060

Energy (2.1%)
15,000	Berry Petroleum Company, LLCµ* 7.000%, 02/15/26	15,373
55,000	Buckeye Partners, LP^‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	53,819
100,000	Calfrac Holdings, LPµ* 7.500%, 12/01/20	99,501
85,000	California Resources Corp.*^ 8.000%, 12/15/22	73,212
	Carrizo Oil & Gas, Inc.
40,000	8.250%, 07/15/25µ	42,955
34,000	6.250%, 04/15/23^	34,931
65,000	Chesapeake Energy Corp.*^ 8.000%, 01/15/25	63,180
15,000	CONSOL Energy, Inc.µ* 11.000%, 11/15/25	15,837
15,000	CrownRock, LP / CrownRock Finance, Inc.µ* 5.625%, 10/15/25	14,900
80,000	DCP Midstream Operating, LPµ*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	76,310

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
15,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.µ* 5.875%, 04/15/26	$14,946
15,000	TransMontaigne Partners, LP / TLP Finance Corp.µ 6.125%, 02/15/26	15,040
60,000	Transocean, Inc.*^ 7.500%, 01/15/26	61,029
65,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.µ* 8.750%, 04/15/23	61,276
130,000	Weatherford International, Ltd.µ^ 8.250%, 06/15/23	122,769
65,000	Whiting Petroleum Corp.*^ 6.625%, 01/15/26	66,855
	WildHorse Resource Development Corp.
75,000	6.875%, 02/01/25µ	76,697
25,000	6.875%, 02/01/25*	25,555
		2,322,773

Financials (2.3%)
125,000	Acrisure, LLC / Acrisure Finance, Inc.µ* 7.000%, 11/15/25	118,287
195,000	Ally Financial, Inc.µ 8.000%, 11/01/31	237,348
75,000	AssuredPartners, Inc.µ* 7.000%, 08/15/25	73,918
65,000	Bank of America Corp.µ‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 2.93%	64,978
65,000	Bank of Nova Scotia^‡ 4.650%, 10/12/22 3 mo. USD LIBOR + 2.65%	61,470
115,000	Charles Schwab Corp.^‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	112,145
75,000	CyrusOne, LP / CyrusOne Finance Corp.µ 5.375%, 03/15/27	75,178
100,000	Dell International, LLC / EMC Corp.µ* 6.020%, 06/15/26	106,244
65,000	Discover Financial Services^‡ 5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	63,742
40,000	Equinix, Inc.µ 5.375%, 05/15/27	40,706
25,000	Greystar Real Estate Partners, LLCµ* 5.750%, 12/01/25	24,811
	HUB International, Ltd.µ*
65,000	7.000%, 05/01/26	65,198
35,000	7.875%, 10/01/21	36,495
100,000	ILFC E-Capital Trust IIµ*‡ 4.890%, 12/21/65 3 mo. USD LIBOR + 1.80%	96,616

PRINCIPAL AMOUNT		VALUE
30,000	DCP Midstream, LP^‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	$29,751
40,000	Denbury Resources, Inc.*^ 9.250%, 03/31/22	41,759
15,000	Diamond Offshore Drilling, Inc.^ 7.875%, 08/15/25	15,430
115,000	Energy Transfer Equity, LPµ 5.500%, 06/01/27	114,850
140,000	Energy Transfer Partners, LPµ‡ 5.376%, 11/01/66 3 mo. USD LIBOR + 3.02%	123,731
	Enterprise Products Operating, LLCµ‡
85,000	4.875%, 08/16/77 3 mo. USD LIBOR + 2.99%	83,000
25,000	5.375%, 02/15/78 3 mo. USD LIBOR + 2.57%	23,611
	Genesis Energy, LP / Genesis Energy Finance Corp.
65,000	6.500%, 10/01/25^	63,823
55,000	6.250%, 05/15/26µ	52,544
100,000	Gulfport Energy Corp.^ 6.375%, 05/15/25	96,249
125,000	Halcon Resources Corp.^ 6.750%, 02/15/25	125,094
25,000	Lonestar Resources America, Inc.µ* 11.250%, 01/01/23	25,282
25,000	McDermott Escrow 1, Inc. / McDermott Escrow 2, Inc.µ* 10.625%, 05/01/24	25,250
55,000	Moss Creek Resources Holdings, Inc.µ* 7.500%, 01/15/26	55,464
5,000	Nabors Industries, Inc.µ* 5.750%, 02/01/25	4,763
25,000	Oasis Petroleum, Inc.* 6.250%, 05/01/26	25,000
55,000	Par Petroleum, LLC / Petroleum Finance Corp.µ* 7.750%, 12/15/25	56,013
65,000	PDC Energy, Inc.µ* 5.750%, 05/15/26	65,570
65,000	Plains All American Pipeline, LP^‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	63,282
65,000	QEP Resources, Inc.^ 5.625%, 03/01/26	62,713
120,000	SESI, LLCµ* 7.750%, 09/15/24	124,895
25,000	SM Energy Company^ 6.750%, 09/15/26	25,534
45,000	Southwestern Energy Company^ 7.500%, 04/01/26	46,070
40,000	Sunoco, LP / Sunoco Finance Corp.µ* 5.500%, 02/15/26	38,910

See accompanying Notes to Schedule of Investments

Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT		VALUE
115,000	Greatbatch, Ltd.µ* 9.125%, 11/01/23	$124,738
	HCA, Inc.µ
920,000	5.875%, 05/01/23	960,623
55,000	7.500%, 11/06/33	59,990
65,000	Magellan Health, Inc.µ 4.400%, 09/22/24	63,751
75,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^ 5.625%, 10/15/23	59,142
45,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	39,380
	Tenet Healthcare Corp.^
200,000	6.750%, 06/15/23	197,284
100,000	5.125%, 05/01/25*	97,434
110,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	96,938
175,000	Teva Pharmaceutical Finance IV, BVµ 3.650%, 11/10/21	164,325
25,000	Teva Pharmaceutical Finance IV, LLCµ 2.250%, 03/18/20	23,935
	Valeant Pharmaceuticals International, Inc.*^
505,000	7.250%, 07/15/22	510,699
120,000	9.000%, 12/15/25µ	121,906
50,000	West Street Merger Sub, Inc.µ* 6.375%, 09/01/25	49,198
		3,179,492

Industrials (1.6%)
70,000	Allison Transmission, Inc.µ* 4.750%, 10/01/27	65,902
40,000	Apergy Corp.* 6.375%, 05/01/26	40,661
65,000	Beacon Roofing Supply, Inc.µ* 4.875%, 11/01/25	61,550
60,000	Bombardier, Inc.µ* 7.500%, 12/01/24	63,254
30,000	Covanta Holding Corp.µ 5.875%, 03/01/24	29,656
60,000	Delphi Technologies, PLCµ* 5.000%, 10/01/25	57,886
15,000	FXI Holdings, Inc.µ* 7.875%, 11/01/24	14,898
180,000	Golden Nugget, Inc.µ* 6.750%, 10/15/24	182,938
65,000	Gray Television, Inc.*^ 5.875%, 07/15/26	63,003
48,000	Great Lakes Dredge & Dock Corp.µ 8.000%, 05/15/22	48,900
95,000	H&E Equipment Services, Inc.µ 5.625%, 09/01/25	95,589

PRINCIPAL AMOUNT		VALUE
75,000	Iron Mountain, Inc.*^ 5.250%, 03/15/28	$70,692
200,000	Jefferies Finance, LLCµ* 7.250%, 08/15/24	198,468
50,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.µ* 5.250%, 10/01/25	47,759
35,000	Level 3 Financing, Inc.^ 5.375%, 05/01/25	34,479
60,000	LPL Holdings, Inc.µ* 5.750%, 09/15/25	58,322
	MetLife, Inc.^
100,000	6.400%, 12/15/36	109,182
7,000	5.875%, 03/15/28‡ 3 mo. USD LIBOR + 2.96%	7,142
110,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.µ 6.500%, 07/01/21	111,754
110,000	Navient Corp.µ^ 6.750%, 06/25/25	111,557
50,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	49,145
100,000	Oil Insurance, Ltd.*‡ 5.290%, 05/31/18 3 mo. USD LIBOR + 2.98%	100,144
160,000	Quicken Loans, Inc.µ* 5.750%, 05/01/25	157,808
75,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	75,863
	Springleaf Finance Corp.
85,000	6.875%, 03/15/25µ	85,953
51,000	8.250%, 10/01/23^	55,993
20,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	19,939
130,000	Tronox Finance, PLCµ* 5.750%, 10/01/25	126,602
		2,597,938

Health Care (2.9%)
119,000	Acadia Healthcare Company, Inc.µ 6.500%, 03/01/24	123,324
	Community Health Systems, Inc.^
150,000	7.125%, 07/15/20	119,686
40,000	6.875%, 02/01/22	21,913
25,000	8.000%, 11/15/19	22,774
190,000	DaVita, Inc.µ 5.125%, 07/15/24	184,719
110,000	Endo International, PLCµ* 7.250%, 01/15/22	93,796
60,000	Endo, Ltd.µ* 6.000%, 07/15/23	43,937

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
60,000	CommScope Technologies, LLCµ* 6.000%, 06/15/25	$61,874
125,000	First Data Corp.µ* 5.000%, 01/15/24	126,076
60,000	Harland Clarke Holdings Corp.µ* 8.375%, 08/15/22	61,483
45,000	Nuance Communications, Inc.µ 5.625%, 12/15/26	44,969
65,000	TTM Technologies, Inc.µ* 5.625%, 10/01/25	63,779
40,000	VFH Parent, LLC*^ 6.750%, 06/15/22	41,626
		721,844

Materials (1.3%)
72,000	AK Steel Corp.^ 6.375%, 10/15/25	67,318
200,000	Alcoa Nederland Holding, BVµ* 7.000%, 09/30/26	218,307
200,000	ArcelorMittal, SA^ 7.250%, 10/15/39	237,473
200,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	202,902
23,000	Cleveland-Cliffs, Inc. 5.900%, 03/15/20	23,206
15,000	Commercial Metals Company* 5.750%, 04/15/26	15,055
35,000	First Quantum Minerals, Ltd.* 7.000%, 02/15/21	35,284
25,000	Kinross Gold Corp.µ* 4.500%, 07/15/27	23,557
270,000	New Gold, Inc.*^ 6.375%, 05/15/25	275,416
170,000	PBF Holding Company, LLC / PBF Finance Corp.µ 7.250%, 06/15/25	176,961
	United States Steel Corp.^
120,000	6.875%, 08/15/25µ	122,633
25,000	6.250%, 03/15/26	24,882
		1,422,994

Real Estate (0.1%)
2,000	Crescent Communities, LLC/Crescent Ventures, Inc.µ* 8.875%, 10/15/21	2,104
100,000	MPT Operating Partnership, LP / MPT Finance Corp.µ 5.000%, 10/15/27	95,165
65,000	Starwood Property Trust, Inc.µ* 4.750%, 03/15/25	62,876
		160,145

PRINCIPAL AMOUNT		VALUE
	Hertz Corp.µ
65,000	7.375%, 01/15/21	$64,468
10,000	7.625%, 06/01/22*	10,220
	Icahn Enterprises, LPµ
65,000	6.375%, 12/15/25	65,309
43,000	6.750%, 02/01/24	44,124
62,000	Jeld-Wen, Inc.µ* 4.625%, 12/15/25	59,593
35,000	JPW Industries Holding Corp.µ* 9.000%, 10/01/24	37,009
70,000	Meritor, Inc.µ 6.250%, 02/15/24	72,174
25,000	Multi-Color Corp.µ* 4.875%, 11/01/25	23,453
90,000	Navistar International Corp.µ* 6.625%, 11/01/25	93,801
	Park Aerospace Holdings, Ltd.*
40,000	5.500%, 02/15/24µ	38,874
35,000	4.500%, 03/15/23^	33,576
115,000	Park-Ohio Industries, Inc.µ^ 6.625%, 04/15/27	120,105
125,000	Scientific Games International, Inc.µ* 5.000%, 10/15/25	120,945
35,000	Tennant Companyµ 5.625%, 05/01/25	35,797
15,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC*^ 7.750%, 04/15/26	14,957
55,000	TransDigm, Inc.µ 6.500%, 05/15/25	56,125
5,000	Trident Merger Sub, Inc.*^ 6.625%, 11/01/25	4,909
10,000	TriMas Corp.µ* 4.875%, 10/15/25	9,755
95,000	United Rentals North America, Inc.µ 4.875%, 01/15/28	90,118
25,000	Waste Pro USA, Inc.µ* 5.500%, 02/15/26	24,781
		1,744,330

Information Technology (0.7%)
	Alliance Data Systems Corp.*^
60,000	5.875%, 11/01/21	61,275
50,000	5.375%, 08/01/22	50,312
50,000	Cardtronics, Inc.µ* 5.500%, 05/01/25	46,438
40,000	CBS Radio, Inc.*^ 7.250%, 11/01/24	40,645
55,000	CDK Global, Inc.µ 4.875%, 06/01/27	53,084
	Clear Channel Worldwide Holdings, Inc.
50,000	7.625%, 03/15/20µ	50,202
20,000	7.625%, 03/15/20	20,081

See accompanying Notes to Schedule of Investments

Schedule of Investments April 30, 2018 (Unaudited)

PRINCIPAL AMOUNT			VALUE
35,000		PPL Capital Funding, Inc.µ‡ 4.967%, 03/30/67 3 mo. USD LIBOR + 2.67%	$34,895
40,000		Talen Energy Supply, LLC*^ 10.500%, 01/15/26	34,612
65,000		TerraForm Power Operating, LLCµ* 5.000%, 01/31/28	61,040
110,000		Vistra Energy Corp.µ* 8.125%, 01/30/26	120,881
			506,630
		Total Corporate Bonds (Cost $19,897,378)	19,702,386

Convertible Bonds (33.6%)
Consumer Discretionary (10.4%)
350,000		Chegg, Inc.µ* 0.250%, 05/15/23	380,595
1,400,000		Cie Generale des Etablissements Michelin SCAµ 0.000%, 01/10/22	1,444,226
60,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	659,720
		Liberty Interactive, LLC
1,480,000		1.750%, 09/30/46µ*	1,550,537
115,817		4.000%, 11/15/29	77,993
85,000		3.750%, 02/15/30	58,136
460,000		LVMH Moet Hennessy Louis Vuitton, SE 0.000%, 02/16/21	1,635,610
945,000		Marriott Vacations Worldwide Corp.µ* 1.500%, 09/15/22	1,001,634
805,000		RH* 0.000%, 07/15/20	836,568
975,000		Tesla, Inc.µ 1.250%, 03/01/21	1,004,406
1,245,000		Vipshop Holdings, Ltd.µ 1.500%, 03/15/19	1,299,612
11,000,000	HKD	Zhongsheng Group Holdings, Ltd. 0.000%, 10/25/18	1,594,784
			11,543,821

Financials (4.4%)
800,000	EUR	AURELIUS Equity Opportunities SE & Co. KGaAµ 1.000%, 12/01/20	1,226,520
1,100,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	1,373,159
686,000		IAC FinanceCo, Inc.*^ 0.875%, 10/01/22	846,256
150,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	1,493,839
			4,939,774

PRINCIPAL AMOUNT		VALUE

Telecommunication Services (1.7%)
25,000	Block Communications, Inc.µ* 6.875%, 02/15/25	$25,271
60,000	CB Escrow Corp.µ* 8.000%, 10/15/25	57,118
60,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	55,324
200,000	CSC Holdings, LLCµ* 5.500%, 04/15/27	192,460
200,000	Embarq Corp.µ 7.995%, 06/01/36	190,814
	Frontier Communications Corp.
155,000	7.625%, 04/15/24	102,110
85,000	11.000%, 09/15/25^	65,401
25,000	8.500%, 04/01/26*^	24,267
40,000	Hughes Satellite Systems Corp.µ 6.625%, 08/01/26	40,237
100,000	Inmarsat Finance, PLCµ* 4.875%, 05/15/22	96,734
	Intelsat Jackson Holdings, SA
100,000	9.750%, 07/15/25*^	98,089
60,000	7.500%, 04/01/21µ	56,974
35,000	8.000%, 02/15/24µ*	36,978
65,000	Qwest Corp.µ 6.875%, 09/15/33	61,706
25,000	SBA Communications Corp.µ* 4.000%, 10/01/22	23,848
25,000	Sprint Capital Corp.µ 6.875%, 11/15/28	25,534
	Sprint Corp.
325,000	7.875%, 09/15/23^	349,026
160,000	7.125%, 06/15/24µ	165,204
65,000	T-Mobile USA, Inc.^ 4.750%, 02/01/28	62,727
10,000	Telecom Italia Capital, SA 6.000%, 09/30/34	10,400
105,000	United States Cellular Corp.µ 6.700%, 12/15/33	110,794
	Windstream Services, LLC
63,000	8.625%, 10/31/25µ*	57,973
34,000	7.750%, 10/01/21	25,614
6,000	7.750%, 10/15/20µ	5,154
		1,939,757

Utilities (0.5%)
120,000	AES Corp.µ 4.000%, 03/15/21	120,819
20,000	NGPL PipeCo, LLCµ* 4.875%, 08/15/27	19,502
	NRG Energy, Inc.^
70,000	6.625%, 01/15/27	72,219
43,000	5.750%, 01/15/28*	42,662

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
U.S. Government and Agency Securities (2.6%)
1,410,000	United States Treasury Note 1.875%, 05/31/22	$1,363,553
1,545,000	1.875%, 10/31/22	1,487,133
		2,850,686
	Total U.S. Government and Agency Securities (Cost $2,919,046)	2,850,686

Bank Loans (0.3%)‡
Consumer Discretionary (0.1%)
128,375	Weight Watchers International, Inc. 6.985%, 11/29/24	130,361

Financials (0.1%)
55,000	GLP Financing, LLC 3.397%, 04/28/21	54,587

Telecommunication Services (0.1%)
60,000	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	61,283
89,850	New Media Holdings II, LLC! 0.000%, 06/04/20	90,748
		152,031
	Total Bank Loans (Cost $334,124)	336,979

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (7.8%)
Energy (0.2%)
9,685	NuStar Energy, LP‡ 8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	215,201

Health Care (0.9%)
17,100	Anthem, Inc.µ 5.250%, 05/01/18	972,306

Industrials (0.7%)
13,700	Rexnord Corp.µ 5.750%, 11/15/19	820,699

Real Estate (0.9%)
970	Crown Castle International Corp.µ 6.875%, 08/01/20	975,408

Telecommunication Services (3.9%)
21,460	Alibaba Exchangeable (Softbank)*^§ 5.750%, 06/03/19	4,334,941

PRINCIPAL AMOUNT			VALUE

Health Care (2.5%)
700,000	EUR	Bayer Capital Corp., BVµ 5.625%, 11/22/19	$910,549
1,635,000		Illumina, Inc.µ 0.000%, 06/15/19	1,818,537
			2,729,086

Industrials (4.2%)
110,000,000	JPY	ANA Holdings, Inc. 0.000%, 09/19/24	1,058,016
750,000		Haitian International Holdings, Ltd. 2.000%, 02/13/19	786,900
11,000,000	HKD	Harvest International Company 0.000%, 11/21/22	1,498,058
1,200,000		Larsen & Toubro, Ltd.µ 0.675%, 10/22/19	1,275,246
			4,618,220

Information Technology (7.1%)
695,000		Atlassian, Inc.µ* 0.625%, 05/01/23	694,291
705,000		Etsy, Inc.µ* 0.000%, 03/01/23	767,019
705,000		Guidewire Software, Inc.µ 1.250%, 03/15/25	716,964
810,000		Nice Systems, Inc.µ^ 1.250%, 01/15/24	1,014,468
735,000		RealPage, Inc.µ* 1.500%, 11/15/22	1,032,987
771,000		Weibo Corp.µ*^ 1.250%, 11/15/22	882,572
1,875,000		Workday, Inc.µ* 0.250%, 10/01/22	2,032,594
710,000		Zendesk, Inc.µ* 0.250%, 03/15/23	736,820
			7,877,715

Materials (3.0%)
1,235,000		Cemex, SAB de CV 3.720%, 03/15/20	1,269,036
1,920,000		Royal Gold, Inc.µ^ 2.875%, 06/15/19	2,047,757
			3,316,793

Real Estate (2.0%)
500,000	EUR	Aroundtown, SA 1.500%, 01/18/21	775,644
654,000		AYC Finance, Ltd. 0.500%, 05/02/19	684,823
6,000,000	HKD	Smart Insight International, Ltd. 0.000%, 01/27/19	763,404
			2,223,871
		Total Convertible Bonds (Cost $36,741,652)	37,249,280

See accompanying Notes to Schedule of Investments

Schedule of Investments April 30, 2018 (Unaudited)

NUMBER OF SHARES			VALUE
50,000	INR	HDFC Bank, Ltd.	$1,451,545
33,700	INR	Indiabulls Housing Finance, Ltd.	657,067
21,000		JPMorgan Chase & Company	2,284,380
131,000	HKD	Ping An Insurance Group Company of China, Ltd.	1,280,053
69,600	GBP	Prudential, PLC	1,789,696
9,250		S&P Global, Inc.	1,744,550
36,600	EUR	UniCredit S.p.A	793,485
			20,471,862

Health Care (7.7%)
18,200		AbbVie, Inc.	1,757,210
12,400		Alexion Pharmaceuticals, Inc.~#	1,458,612
20,800		Baxter International, Inc.	1,445,600
5,200		Celgene Corp.#	452,920
3,900		Humana, Inc.	1,147,302
17,700		Johnson & Johnson	2,238,873
			8,500,517

Industrials (7.9%)
25,600		Delta Air Lines, Inc.	1,336,832
9,400	JPY	FANUC Corp.	2,013,578
24,400		General Electric Companyµ	343,308
162,500	GBP	International Consolidated Airlines Group, SA	1,404,684
9,800	EUR	KION Group, AG	816,876
30,800	JPY	Komatsu, Ltd.	1,049,932
4,100		Raytheon Company	840,254
10,200	EUR	Schneider Electric, SE	924,573
			8,730,037

Information Technology (19.8%)
3,060		Alphabet, Inc. - Class A#	3,116,855
16,100		Apple, Inc.^	2,660,686
10,900	EUR	ASML Holding, NV	2,075,183
2,500	CAD	Constellation Software, Inc.	1,786,732
9,100		Facebook, Inc. - Class Aµ#	1,565,200
8,500		MasterCard, Inc. - Class A	1,515,295
20,200		Microsoft Corp.µ	1,889,104
4,800	JPY	Nintendo Company, Ltd.	2,016,845
249,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	1,896,717
68,900	HKD	Tencent Holdings, Ltd.	3,387,323
			21,909,940

Materials (1.2%)
272,000	GBP	Glencore, PLC#	1,310,222
		Total Common Stocks (Cost $91,728,524)	88,191,145

NUMBER OF SHARES			VALUE

Utilities (1.2%)
22,500		NextEra Energy, Inc.µ 6.123%, 09/01/19	$1,300,500
		Total Convertible Preferred Stocks (Cost $8,642,686)	8,619,055

Common Stocks (79.6%)
Consumer Discretionary (5.7%)
21,000	EUR	Daimler, AG	1,650,979
1,780		GameStop Corp. - Class A^	24,297
75,300	JPY	Panasonic Corp.	1,114,978
17,900		Starbucks Corp.	1,030,503
4,900	EUR	Volkswagen, AG	997,636
15,700		Walt Disney Company	1,575,181
			6,393,574

Consumer Staples (9.6%)
33,454		Coca-Cola Company~	1,445,547
9,500	EUR	Danone	769,555
43,000	GBP	Diageo, PLC	1,534,010
35,390	JPY	Japan Tobacco, Inc.	951,326
14,000	EUR	Kerry Group, PLC - Class A	1,423,518
28,600	CHF	Nestlé, SA	2,215,644
13,650	EUR	Unilever, NV	782,535
17,000		Walmart, Inc.	1,503,820
			10,625,955

Energy (9.2%)
15,250		Anadarko Petroleum Corp.~	1,026,630
6,000		Chevron Corp.	750,660
1,590,000	HKD	China Petroleum & Chemical Corp.	1,548,436
3,375		Enterprise Products Partners, LPµ	90,585
14,715		Exxon Mobil Corp.	1,144,091
1,300		Magellan Midstream Partners, LP	85,579
44,065	EUR	Royal Dutch Shell, PLC - Class A	1,542,000
26,800		Schlumberger, Ltd.	1,837,408
2,170		Spectra Energy Partners, LP	77,361
960		Targa Resources Corp.µ	45,091
25,740	EUR	TOTAL, SA	1,617,802
25,700	CAD	Tourmaline Oil Corp.	483,395
			10,249,038

Financials (18.5%)
38,500		American International Group, Inc.	2,156,000
70,900		Bank of America Corp.~	2,121,328
11,800	EUR	BNP Paribas, SA	910,951
84,400	CHF	Credit Suisse Group, AG#	1,423,510
36,500		E*TRADE Financial Corp.#	2,214,820
6,900		Goldman Sachs Group, Inc.	1,644,477

Schedule of Investments April 30, 2018 (Unaudited)

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
Short Term Investments (6.4%)
3,523,019	Fidelity Prime Money Market Fund - Institutional Class, 1.890%***	$3,524,076
3,521,676	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.610%***	3,521,676
	Total Short Term Investments (Cost $7,045,576)	7,045,752
	TOTAL INVESTMENTS (150.0%) (Cost $169,677,398)	166,105,174

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-10.8%)		(12,000,000)

LIABILITIES, LESS OTHER ASSETS (-39.2%)		(43,334,236)

NET ASSETS (100.0%)		$110,770,938

NOTES TO SCHEDULE OF INVESTMENTS

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $37,311,203 (see Note 6 - Notes Payable).

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^Security, or portion of security, is on loan.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2018.

&Illiquid security.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $146,998.

#Non-income producing security.

***The rate disclosed is the 7 day net yield as of April 30, 2018.

NUMBER OF SHARES		VALUE
Exchange-Traded Funds (1.1%)
Other (1.1%)
8,425	iShares iBoxx High Yield Corporate Bond ETF^	$722,023
14,675	SPDR Barclays Capital High Yield Bond ETF^	526,392
	Total Exchange-Traded Funds (Cost $1,282,330)	1,248,415

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.8%) #
Consumer Discretionary (0.4%)
19 1,900	Amazon.com, Inc. Call, 05/18/18, Strike $1,500.00	154,660
5 500	Booking Holdings, Inc. Call, 01/17/20, Strike $1,920.00	246,400
330 33,000	Sony Corp. Call, 05/18/18, Strike $49.00	4,950
		406,010

Energy (0.2%)
100 10,000	Pioneer Natural Resources Company Call, 06/15/18, Strike $185.00	205,500

Financials (0.0%)
625 62,500	Sberbank Of Russia PJSC Call, 06/15/18, Strike $18.50	7,969

Information Technology (0.0%)
350 35,000	Taiwan Semiconductor Manufacturing Company, Ltd. Call, 01/18/19, Strike $45.00	29,750

Materials (0.0%)
100 10,000	Air Products & Chemicals, Inc. Call, 06/15/18, Strike $170.00	11,000

Other (0.2%)
985 98,500	iShares MSCI EAFE ETF Put, 05/18/18, Strike $71.00	63,532
595 59,500	iShares MSCI Emerging Markets ETF Put, 05/18/18, Strike $47.00	42,840
25 2,500	S&P 500 Index Put, 05/18/18, Strike $2,660.00	94,875
		201,247
	TOTAL PURCHASED OPTIONS (Cost $1,086,082)	861,476

See accompanying Notes to Schedule of Investments

Schedule of Investments April 30, 2018 (Unaudited)

FOREIGN CURRENCY ABBREVIATIONS

CADCanadian Dollar

CHFSwiss Franc

EUREuropean Monetary Unit

GBPBritish Pound Sterling

HKDHong Kong Dollar

INRIndian Rupee

JPYJapanese Yen

TWDNew Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE APRIL 30, 2018

	Value	% of Total Investments
US Dollar	$111,130,695	66.9%
European Monetary Unit	18,590,965	11.2%
Japanese Yen	10,358,234	6.2%
Hong Kong Dollar	10,072,058	6.1%
British Pound Sterling	6,038,612	3.6%
Swiss Franc	3,639,154	2.2%
Canadian Dollar	2,270,127	1.4%
Indian Rupee	2,108,612	1.3%
New Taiwan Dollar	1,896,717	1.1%
Total Investments	$166,105,174	100.0%

Currency exposure may vary over time.